UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Under Rule 14a-12

BG MEDICINE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 9, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 annual meeting of stockholders of BG Medicine, Inc. (the “Company” or “BG Medicine”) to be held at 10:00 a.m. ET on July 7, 2015 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

Details regarding the meeting, the business to be conducted at the meeting, and information about BG Medicine, Inc. that you should consider when you vote your shares are described in this proxy statement.

We are asking stockholders of the Company:

•	to elect three directors to serve three-year terms expiring in 2018;

•

to approve the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of secured convertible promissory notes and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Securities Purchase Agreement, dated as of May 12, 2015;

•

to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.001 per share, at a ratio in the range of 1:2 to 1:6, such ratio to be determined by our Board of Directors;

•	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015; and

•	to approve the compensation of our named executive officers, as disclosed in this proxy statement.

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet, by telephone or by mail. When you have finished reading this proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of BG Medicine, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Paul R. Sohmer, M.D.

President and Chief Executive Officer

BG Medicine, Inc. | 880 Winter Street, Suite 210 | Waltham, MA 02451

Tel (781) 890-1199 | Fax (781) 895-1119

www.BG-Medicine.com

BG MEDICINE, INC.

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

June 9, 2015

TIME:    10:00 a.m. ET

DATE:    July 7, 2015

PLACE:    Offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111

PURPOSES:

1.	To elect three directors to serve three-year terms expiring in 2018;

2.	To approve, in accordance with NASDAQ Rules 5635(b), 5635(c) and 5635(d), the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of secured convertible promissory notes and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Securities Purchase Agreement, dated as of May 12, 2015;

3.	To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.001 per share, at a ratio in the range of 1:2 and 1:6, such ratio to be determined by our Board of Directors;

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

5.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you are the record owner of BG Medicine, Inc. common stock at the close of business on June 8, 2015. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 880 Winter Street, Suite 210, Waltham, Massachusetts 02451.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen P. Hall

Executive Vice President, Chief Financial Officer

and Treasurer

BG MEDICINE, INC.

880 Winter Street, Suite 210

Waltham, Massachusetts 02451

www.bg-medicine.com

PROXY STATEMENT FOR THE BG MEDICINE, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 7, 2015

This proxy statement, along with the accompanying Notice of 2015 Annual Meeting of Stockholders, contains information about the 2015 annual meeting of stockholders of BG Medicine, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., Eastern Time, on July 7, 2015, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

In this proxy statement, we refer to BG Medicine, Inc. as “BG Medicine, Inc.,” “BG Medicine,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about June 9, 2015, we intend to begin sending this proxy statement, the attached Notice of 2015 Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2014 annual report, which includes our financial statements for the fiscal year ended December 31, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JULY 7, 2015

This proxy statement and our 2015 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2014, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at investor.bg-medicine.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, 880 Winter Street, Suite 210, Waltham, Massachusetts 02451. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of BG Medicine, Inc. is soliciting your proxy to vote at the 2015 annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 on July 7, 2015, at 10:00 a.m. Eastern Time and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of 2015 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2015 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 because you owned shares of BG Medicine, Inc. common stock on the record date. We intend to commence distribution of the proxy materials to stockholders on or about June 9, 2015.

Why are we seeking approval for the issuance of Series A Preferred Stock?

As a result of being listed for trading on The NASDAQ Capital Market, issuances of our common stock are subject to the NASDAQ Stock Market Rules, including NASDAQ Listing Rules 5635(b), 5635(c) and 5635(d) thereof. Under NASDAQ Listing Rule 5635(b), stockholder approval must be sought in connection with a change of control (as defined by NASDAQ) of a listed company, which is the issuance of common stock or securities convertible into or exercisable for common stock by a listed company to an investor or a group who, following such issuance, would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position in the company following the transaction. Under NASDAQ Listing Rule 5635(c), stockholder approval must be sought in connection with the issuance of common stock or securities convertible into or exercisable for common stock by a listed company to its officers, directors, employees, or consultants, in a private placement at a price less than the market value of the stock, which NASDAQ considers a form of “equity compensation” requiring stockholder approval. Under NASDAQ Listing Rule 5635(d), stockholder approval must be sought in connection with the sale, issuance or potential issuance by a listed company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Financing (as defined below) triggers these NASDAQ rules because the Purchasers and their affiliates currently own less than 20% of the outstanding shares of our common stock, but following the issuance of the securities in the Financing (as defined below), may own or have the right to acquire more than 20% and would be the company’s largest shareholder following the Financing, the Series A Preferred Stock is being sold to the Purchasers in a private placement at a price less than the market value of our common stock at the time we entered into the Purchase Agreement, and our directors Noubar Afeyan, Ph.D. and Harry W. Wilcox are affiliated with the Purchasers and therefore may be deemed to be receiving equity compensation. As of June 1, 2015, we had 34,653,150 shares of common stock outstanding.

On May 12, 2015, we entered into a Securities Purchase Agreement (the “Purchase Agreement”), under which we will, subject to certain conditions, issue $2,000,000 of shares of our Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”) (the “Financing”) to the purchasers who are participating in the Financing. The Purchase Agreement is attached as Annex A to this proxy statement. Under the terms of the Purchase Agreement, we agreed that the price per share at which the Series A Preferred Stock will be sold at the closing (the “Second Closing”) will be the lesser of (a) 85% of the arithmetic average of the volume-weighted average price of the common stock on each of the ten trading days immediately preceding the date of the Second Closing and (b) $0.67 per share (subject to appropriate adjustment for any stock split or similar adjustment affecting the common stock). The closing price per share of our common stock on The NASDAQ Capital Market on May 11, 2015 was $0.80. Assuming that the purchase price of the Series A Preferred Stock is $0.67 per share, we expect to issue approximately 2,985,074 shares of Series A Preferred Stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement). In addition, at the Second Closing, the $500,000 in aggregate principal amount of secured convertible promissory notes, plus accrued but unpaid interest thereon, that we issued at the initial closing under the Purchase Agreement, will convert into approximately 755,721 shares of Series A Preferred Stock, assuming the purchase price of the Series A Preferred Stock is $0.67 per share and the Second Closing occurs on July 8, 2015. Based on these assumptions, as of July 8, 2015, the aggregate of 3,740,795 shares of Series A Preferred Stock that we expect to issue at the Second Closing will be convertible into 3,740,795 shares of common stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement), but could be convertible into 20% or more of our common stock outstanding, based on the purchase price of the Series A Preferred Stock in the Financing. In addition, the purchasers of the Series A Preferred Stock and the holders of the secured convertible promissory notes that will convert into shares of Series A Preferred Stock at the Second Closing are Applied Genomic Technology Capital Fund, L.P., AGTC Advisors Fund, L.P. and Flagship Ventures Fund 2007, L.P. (the “Purchasers”), which are each affiliates of Flagship Ventures and one of our directors, Dr. Afeyan, beneficially owns the securities held by these funds. In addition, Harry W. Wilcox, one of our directors, is Chief Operating Officer and General Partner of Flagship Ventures. As a result, we are seeking stockholder approval of the issuance of the Series A Preferred Stock in the Financing to satisfy the stockholder approval requirements of NASDAQ Listing Rules 5635(b), 5635(c) and 5635(d).

For more information, see “Proposal 2: Issuance of Securities in the Financing” contained in this proxy statement.

What are the terms of the Securities Purchase Agreement and the Certificate of Designations?

The Company anticipates that it will raise approximately $2,000,000 in the Financing, in addition to the $500,000 in aggregate principal amount of secured convertible promissory notes (the “Notes”) previously issued at the initial closing of the Financing. Under the terms of the Financing, the Series A Preferred Stock will be sold at the lesser of (a) 85% of the arithmetic average of the volume-weighted average price of the common stock on each of the ten trading days immediately preceding the date of the Second Closing and (b) $0.67 per share (subject to appropriate adjustment for any stock split or similar adjustment affecting the common stock). The shares of Series A Preferred Stock will have the rights, preferences and privileges set forth in a certificate of designations to our Certificate of Incorporation, as currently in effect, that we will file prior to the issuance of the shares (the “Certificate of Designations”), in the form attached as Annex B to this proxy statement.

Under the Certificate of Designations, the Series A Preferred Stock will rank senior in preference and priority to the common stock and each other class or series of capital stock of the Company, except for any class or series of capital stock issued in compliance with the terms of the Certificate of Designations. In addition, the holders of Series A Preferred Stock will be entitled to receive, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends that accrue daily at an annual rate of 8%, compounded and payable quarterly in cash or in additional shares of Series A Preferred Stock at the election of each holder. The holders of Series A Preferred Stock will also be entitled to participate in cash dividends and in-kind distributions made on shares of common stock. Upon liquidation or deemed liquidation of the Company (including specified change of control transactions), the holders of Series A Preferred Stock will be entitled to be paid first in an amount equal to the purchase price of the Series A Preferred Stock plus all accrued but unpaid dividends on each share of Series A Preferred Stock. Thereafter, the holders of Series A Preferred Stock will share pro rata on an as converted to common Stock basis in distributions with holders of the common stock. Each share of Series A Preferred Stock is initially convertible into one share of common stock at any time at the option of each holder and automatically upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The conversion price will be subject to adjustment on a full-ratchet basis until the first anniversary of the Series A Preferred Stock issuance date and on a weighted-average basis thereafter in the event that the Company issues other securities at a price per share less than the conversion price of the Series A Preferred Stock then in effect, subject to specified exceptions, and is also subject to adjustment in connection with stock splits, combinations, dividends and other corporate transactions affecting the common stock.

The holders of Series A Preferred Stock will be entitled to vote with the holders of the common stock on an as-converted basis, except that no holder of Series A Preferred Stock will be entitled to cast votes for the number of shares of common stock issuable upon conversion of the Series A Preferred Stock held by such holder that exceeds (subject to a proportionate adjustment in the event of a stock split, stock dividend, combination or other proportionate recapitalization) the quotient of (A) the aggregate purchase price paid by such holder for its Series A Preferred Stock, divided by (B) the greater of (i) $0.80, which was the closing price of the common stock on May 11, 2015, the trading day before the date of the Purchase Agreement, and (ii) the closing price of the common stock on the trading day immediately prior to the date its Series A Preferred Stock is issued. In addition, prior to the conversion of the Series A Preferred Stock, the consent of the holders of at least a majority of the Series A Preferred Stock then outstanding, voting together as a single class, will be required for the Company to take certain actions, including, among other things: effecting any merger, consolidation or other liquidation event; amending our Certificate of Incorporation, Certificate of Designations or Bylaws; creating or authorizing any class or series of capital stock ranking senior to or on parity with the Series A Preferred Stock or increasing the number of authorized shares of Series A Preferred Stock; purchasing, redeeming, paying or declaring dividends on any shares of capital stock of the Company, with certain exceptions; increasing or decreasing the size of the Board of Directors of the Company; and specified other matters.

Unless prohibited by Delaware law, beginning on March 31, 2016, the holders of Series A Preferred Stock will have the right to require the Company to redeem the shares of Series A Preferred Stock, in whole or in part, in cash for a price per share equal to the greater of (i) the then current fair market value of the Series A Preferred Stock and (ii) the Accrued Value (as defined in the Certificate of Designations) plus the amount of any accrued and unpaid dividends thereon. The redemption right will expire if the Company closes a single or a series of related capital raising transactions in which the Company issues its capital stock to investors resulting in gross proceeds to the Company of at least $5.5 million in the aggregate, excluding the conversion of any indebtedness and inclusive of the Series A Preferred Stock issuable pursuant to the Purchase Agreement. In addition, holders of Series A Preferred Stock will have redemption rights in connection with specified change of control transactions of the Company.

The obligations of the parties to complete the Second Closing are subject to the satisfaction or, to the extent legally permissible, waiver of certain conditions. These conditions include, among other things: (i) the approval by our stockholders of the issuance of the shares of Series A Preferred Stock pursuant to the Purchase Agreement; (ii) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware; and (iii) the execution and delivery of the Investor Rights Agreement (defined below).

In connection with the Second Closing, the Company will also enter into a Fifth Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) with the Purchasers as well as the stockholders who hold shares of common stock that are registrable securities (the “Prior Registrable Securities) under the Company’s existing Fourth Amended and Restated Investor Rights Agreement dated as of July 10, 2008 (the “Existing IRA”). Under the terms of the Investor Rights Agreement, the Existing IRA will be amended and restated to grant certain demand and piggyback registration rights with respect to the shares of common stock issuable upon conversion of the Series A Preferred Stock. These registration rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares of our common stock included in any such registration under certain circumstances. The Company is generally required to pay all expenses incurred in connection with registrations effected in connection with the registration rights, excluding underwriting discounts and commissions.

Under the terms of the Purchase Agreement, the Company may terminate the agreement, if, at any time prior to our stockholders’ approval of the issuance of the Series A Preferred Stock, the Board of Directors changes its recommendation to our stockholders and recommends that stockholders vote against the consummation of the Second Closing and the issuance of the shares of Series A Preferred Stock to the Purchasers at the Second Closing. In the event of such termination, we have agreed to pay the purchasers a termination fee of $100,000 plus the purchasers’ reasonable, documented fees and expenses. The Purchase Agreement may also be terminated by written consent of the Company and (i) the holders of a majority of the outstanding principal amount of the Notes, if prior to the Second Closing, or (ii) the holders of a majority of the outstanding shares of Series A Preferred Stock (determined on an as-converted to common stock basis), if after the Second Closing.

In addition, under the terms of the Purchase Agreement, subject to applicable securities laws, the purchasers have the right to participate in any alternative financing in which we propose to offer or sell our common stock or convertible securities to investors on or before the Second Closing, whether or not we have terminated the Purchase Agreement. Under this right, the purchasers may participate in an aggregate amount up to $2.5 million on the same terms and conditions as the other investors participating in the alternative financing.

Holders of the Series A Preferred Stock will be entitled to additional rights and preferences described elsewhere in this proxy statement. As a result of the pricing terms of the securities to be issued in the Financing, the Financing will result in substantial and immediate dilution of the interests of our existing stockholders.

Due to the rights that are afforded to the holders of the Series A Preferred Stock, including the price per share at which the shares of Series A Preferred Stock will be sold, the 1:1 initial conversion ratio into common stock, the liquidation preference that entitles the holders of Series A Preferred Stock to be paid first in an amount equal to the Purchase Price plus all accrued but unpaid dividends on each share of Series A Preferred Stock in preference and priority over the holders of common stock, the participation feature that entitles the holders of Series A Preferred Stock (after being paid the liquidation preference) to share pro rata on an as converted to common stock basis in distributions with holders of the common stock and the registration rights associated with the common stock underlying the shares of Series A Preferred Stock, there is a possibility that the per share price of our common stock may decrease as a result of the issuance of the Series A Preferred Stock.

For more information, see “Proposal 2: Issuance of Securities in the Financing” contained in this proxy statement.

What effect will the Financing have on the capital structure and control of BG Medicine?

If completed, assuming that the purchase price of the Series A Preferred Stock is $0.67 per share, we expect to issue approximately 2,985,074 shares of Series A Preferred Stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement). In addition, at the Second Closing, the $500,000 in aggregate principal amount of secured convertible promissory notes, plus accrued but unpaid interest thereon, that we issued at the initial closing under the Purchase Agreement, will convert into approximately 755,721 shares of Series A Preferred Stock, assuming the purchase price of the Series A Preferred Stock is $0.67 per share and the Second Closing occurs on July 8, 2015. Based on these assumptions, as of July 8, 2015, the aggregate of 3,740,795 shares of Series A Preferred Stock that we expect to issue at the Second Closing will be convertible into 3,740,795 shares of common stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement), which would represent approximately 9.7% of our issued and outstanding capital stock as of July 8, 2015. The holders of Series A Preferred Stock will be entitled to vote with the holders of common stock on an as-converted basis, except that no holder of Series A Preferred Stock will be entitled to cast votes for the number of shares of common stock issuable upon conversion of the Series A Preferred Stock held by such holder that exceeds (subject to a proportionate adjustment in the event of a stock split, stock dividend, combination or other proportionate recapitalization) the quotient of (A) the aggregate purchase price paid by such holder for its Series A Preferred Stock, divided by (B) the greater of (i) $0.80, which was the closing price of the common stock on May 11, 2015, the trading day before the date of the Purchase Agreement, and (ii) the closing price of the common stock on the trading day immediately prior to the date its Series A Preferred Stock is issued. Therefore, on the date of the issuance of the Series A Preferred Stock, the holders thereof will have approximately 21.8% of the voting power of the Company. Each share of Series A Preferred Stock is initially convertible into one share of common stock at any time at the option of each holder and automatically upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The conversion price will be subject to adjustment on a full-ratchet basis until the first anniversary of the Series A Preferred Stock issuance date and on a weighted-average basis thereafter in the event that we issue other securities at a price per share less than the conversion price of the Series A Preferred Stock then in effect, subject to specified exceptions, and is also subject to adjustment in connection with stock splits, combinations, dividends and other corporate transactions affecting the common stock.

When do you expect the Financing to be completed?

We are working towards completing the Financing as quickly as possible. We hope to complete the Financing on or about July 8, 2015. However, the exact timing of completion of the Financing cannot be determined yet because completion of the Financing is subject to a number of conditions.

How many authorized but unissued shares of BG Medicine common stock and preferred stock will exist after the closing of the Financing, and taking into account the reverse stock split?

The following table reflects the capital structure of the Company as of June 1, 2015 and after the annual meeting, assuming, for purposes of illustration only, the implementation of a reverse stock split in a ratio of between 1:2 and 1:6, and taking into account the approval of all of the proposals being presented to the stockholders by this proxy statement. The following table assumes that the issuance of an aggregate of 3,740,795 shares of Series A Preferred Stock at the Second Closing, including upon conversion of the Notes, assuming the Second Closing occurs on July 8, 2015 and the purchase price of the Series A Preferred Stock (and the conversion price of the Notes) is $0.67 per share.

	Prior to 2015 Annual Meeting	After the 2015 Annual Meeting (assuming a split ratio of 1:2)	After the 2015 Annual Meeting (assuming a split ratio of 1:6)
Common Stock Authorized	100,000,000	100,000,000	100,000,000
Common Stock Issued and Outstanding	34,653,150	17,326,575	5,775,525
Common Stock Reserved for Issuance	4,635,799	2,317,899	772,633
Common Stock Unreserved and Unissued	60,711,051	80,355,526	93,451,842
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000
Series A Preferred Stock Authorized	0	3,740,795	3,740,795
Series A Preferred Stock Issued	0	3,740,795	3,740,795
Series A Preferred Stock Reserved for Issuance	0	0	0
Preferred Stock Unreserved and Unissued	5,000,000	1,259,205	1,259,205

Does the Board of Directors of BG Medicine recommend voting in favor of the issuance of securities in the Financing?

Yes, after careful consideration, including the solicitation and review of alternative sources of funding and the ongoing evaluation of strategic alternatives, each of the Special Financing Committee of our Board of Directors, which is comprised of all of the members of our Board of Directors other than those directors affiliated with Flagship Ventures and the Audit Committee of our Board of Directors in accordance with our policy for approval of related person transactions, has unanimously determined the Financing to be in the best interests of the BG Medicine stockholders and has declared the Financing advisable.

As of June 1, 2015, all executive officers and directors of BG Medicine, together with their affiliates, beneficially owned as a group approximately 18.3% of the outstanding shares of BG Medicine common stock entitled to vote at the BG Medicine annual meeting. The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve the issuance of the Series A Preferred Stock pursuant to the Purchase Agreement.

Why is the Company seeking approval for the reverse stock split?

On March 10, 2015, we received written notice from NASDAQ indicating that, because we did not maintain a minimum closing bid price of $1.00, which we refer to as the Minimum Bid Price Deficiency, and did not meet the minimum $2.5 million in stockholders’ equity, which we refer to as the Stockholders’ Equity Deficiency, as required by NASDAQ Listing Rules 5550(a)(2) and 5550(b)(1), respectively, our common stock would be subject to delisting unless we timely requested a hearing before the NASDAQ Listing Qualifications Panel, or the Panel. We requested a hearing and on April 16, 2015, we participated in the hearing before the Panel during which we set forth our plan to regain compliance with the NASDAQ Listing Rules, which includes effecting the reverse stock split of our common stock for which we are seeking stockholder approval in Proposal 3 of this proxy statement. On May 11, 2015, the closing price of our common stock as reported on NASDAQ was $0.80 per share.

The Board of Directors has approved the reverse stock split partly as a means of increasing the share price of our common stock. Our Board of Directors believes that maintaining our listing on The NASDAQ Capital Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value. In addition, while we expect the reverse stock split to assist with our plan to regain compliance with NASDAQ listing standards, the reverse stock split itself will not address the fact that our shareholder’s equity is less than $2.5 million. We do, however, expect that our receipt of the net proceeds of the Financing will assist us in addressing the deficiency in our shareholder’s equity and allow us to regain compliance with the aspects of the NASDAQ listing standards relating to shareholder’s equity.

For more information, see “Proposal 3: Reverse Stock Split” contained in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on June 8, 2015 are entitled to vote at the annual meeting. On this record date, there were approximately 34,653,150 shares of our common stock outstanding and entitled to vote. Our common stock is currently our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available until 11:59 p.m., Eastern Time, on July 6, 2015.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•

“FOR” the approval, in accordance with NASDAQ Rules 5635(b), 5635(c) and 5635(d), of the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of secured convertible promissory notes and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Securities Purchase Agreement, dated as of May 12, 2015;

•

“FOR” the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.001 per share, at a ratio in the range of 1:2 to 1:6, such ratio to be determined by our Board of Directors;

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015; and

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying BG Medicine, Inc.’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or

•

by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not, in and of itself, revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to the financing or executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to the financing or executive compensation, no votes will be cast on these proposals on your behalf. We believe that Proposal 3 (reverse stock split) and Proposal 4 (ratification of selection of independent registered public accounting firm) are considered routine matters and, thus, we do not expect to receive any broker non-votes on these proposals.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Issuance of Securities in the Financing	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, in accordance with NASDAQ Rules 5635(b), 5635(c) and 5635(d), the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of secured convertible promissory notes and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Securities Purchase Agreement, dated as of May 12, 2015. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Reverse Stock Split	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2015, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 5: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, our Compensation Committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare Trust Company, N.A., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged The Proxy Advisory Group, LLC to act as our proxy solicitor in connection with the proposals to be acted upon at the annual meeting. Pursuant to our agreement with The Proxy Advisory Group, LLC, The Proxy Advisory Group, LLC will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $10,000 plus expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

We are pleased to invite you to attend our 2015 annual meeting. The annual meeting will be held at 10:00 a.m. ET on July 7, 2015 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. When you arrive at Mintz Levin, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Investor Communications Solutions, Inc., by calling their toll free number, 1-866-540-7045.

If you do not wish to participate in “householding” and would like to receive your own set of BG Medicine, Inc.’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another BG Medicine, Inc. stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•

If your BG Medicine, Inc. shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-800-962-4284 or writing them at 250 Royal Street Canton, MA 02021.

•

If a broker or other nominee holds your BG Medicine, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Future Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option and save the Company the cost of producing and mailing these documents by going to www.computershare.com, accessing your account information and following the instructions provided on your proxy card or by following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 1, 2015 by:

•	each existing stockholder we know to beneficially own more than five percent of our common stock, which we call our principal stockholders;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of June 1, 2015, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 34,653,150 shares of common stock outstanding on June 1, 2015.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders.

Beneficial owner(1)	Number of shares beneficially owned	Percentage of shares beneficially owned
Principal Stockholders
Entities affiliated with Flagship Ventures(2)	5,311,071	15.2%

Non-Employee Directors
Noubar Afeyan, Ph.D.(3)	5,428,982	15.5%
Harrison M. Bains(4)	40,819	*
Harry W. Wilcox(5)	—	*
Timothy Harris, Ph.D., D.Sc.(6)	40,819	*
Stelios Papadopoulos, Ph.D.(7)	1,204,533	3.5%

Named Executive Officers
Paul R. Sohmer, M.D.(8)	428,125	1.2%
Stephen P. Hall(9)	56,250	*
Aram Adourian, Ph.D.(10)	401,704	1.1%
All current directors and executive officers as a group (8 persons)(11)	7,601,232	21.1%

*	Less than 1%
(1)	Except as set forth below, the address of all directors, executive officers and stockholders is c/o BG Medicine, Inc., 880 Winter Street, Suite 210, Waltham, Massachusetts 02451.
(2)

Consists of 215,013 shares and warrants to purchase 22,547 shares of common stock that are currently exercisable held by AGTC Advisors Fund, L.P. (“AGTC”); 2,851,447 shares and warrants to purchase 373,122 shares of common stock that are currently exercisable held by Applied Genomic Technology Capital Fund, L.P. (“AGTC Fund,” and together with AGTC, the “AGTC Funds”); 4,232 shares held by OneLiberty Advisors Fund 2000 L.P. (“OneLiberty Advisors”); 80,424 shares held by OneLiberty Ventures 2000 L.P. (“OneLiberty Ventures,” and together with OneLiberty Advisors, the “OneLiberty Funds”); and 1,764,286 shares held by Flagship Ventures Fund 2007, L.P. (“Flagship 2007”). AGTC Partners, L.P., the general partner of each of the AGTC Funds, NewcoGen Group, Inc., the general partner of AGTC Partners, L.P., Flagship Ventures Management, Inc. (“Flagship Inc.”), of which NewcoGen Group, Inc. is a wholly-

owned subsidiary, and Noubar B. Afeyan, Ph.D, one of our directors, who is the director of Flagship Inc., may be deemed to share the right to direct the voting and dispositive control over the securities held by the AGTC Funds. In addition, as a managing member of OneLiberty Partners 2000, LLC, which is the general partner of each of the OneLiberty Funds, Edwin M. Kania, Jr. shares voting and dispositive control over the shares beneficially owned by the OneLiberty Funds. As managers of Flagship Ventures 2007 General Partner, LLC, which is the general partner of Flagship 2007, Dr. Afeyan and Mr. Kania may be deemed to share voting and dispositive control over the shares beneficially owned by Flagship 2007. Each of the reporting persons listed above expressly disclaims beneficial ownership of the securities of the Company owned by all other reporting persons except to the extent of its or his pecuniary interest therein. The address for all of the Flagship entities is One Memorial Drive, 7th Floor, Cambridge, Massachusetts 02142.
(3)	Reflects 5,226,415 shares beneficially owned by certain entities affiliated with Flagship Ventures as set forth in footnote 2 (which excludes shares held by the OneLiberty Funds for which Dr. Afeyan does not have voting or investment control); 10,029 shares held by Atlast LP of which Dr. Afeyan is the general partner; and 175,718 shares held by Dr. Afeyan individually. Dr. Afeyan disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any. Also consists of options to purchase 16,820 shares of common stock which are exercisable within 60 days following June 1, 2015.
(4)	Consists of options to purchase shares of common stock which are exercisable within 60 days following June 1, 2015.
(5)	Mr. Wilcox was appointed as a director of the Company effective May 12, 2015. Mr. Wilcox is the Chief Operating Officer and General Partner of Flagship Ventures, but has no voting or investment control over the shares discussed in footnote 2.
(6)	Consists of options to purchase shares of common stock which are exercisable within 60 days following June 1, 2015.
(7)	Consists of 1,187,713 shares of common stock and options to purchase 16,820 shares of common stock which are exercisable within 60 days following June 1, 2015.
(8)	Consists of options to purchase shares of common stock which are exercisable within 60 days following June 1, 2015.
(9)	Consists of options to purchase shares of common stock which are exercisable within 60 days following June 1, 2015.
(10)	Consists of 40,036 shares of common stock and options to purchase 361,668 shares of common stock which are exercisable within 60 days following June 1, 2015.
(11)	See footnotes 3 through 10.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors

Our restated certificate of incorporation and restated bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of six members, classified into three classes as follows: (1) Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D., and Harrison M. Bains constitute a class (Class I) with a term ending at our 2015 annual meeting of stockholders; (2) Timothy Harris, Ph.D., D.Sc. constitutes a class (Class II) with a term ending at our annual meeting of stockholders to be held in 2016; and (3) Harry W. Wilcox and Paul R. Sohmer, M.D. constitute a class (Class III) with a term ending at our annual meeting of stockholders to be held in 2017. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that each class will consist of approximately one-third of the directors.

On May 8, 2015, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D., and Harrison M. Bains for election at the annual meeting for a term of three years to serve until the 2018 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors for election at the 2015 annual meeting of stockholders and directors whose terms do not expire this year, their ages as of June 1, 2015, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below.

Name	Age	Position
Noubar Afeyan, Ph.D.(1)(2)	52	Director
Harrison M. Bains(3)	71	Director
Timothy Harris, Ph.D., D.Sc.(3)	64	Director
Stelios Papadopoulos, Ph.D. (1)(2)(3)	66	Director
Harry W. Wilcox(1)(2)	60	Director
Paul R. Sohmer, M.D.	66	President, Chief Executive Officer and Director

(1)	Member of our Nominating and Governance Committee. Dr. Papadopoulos is the chairman of the committee.
(2)	Member of our Compensation Committee. Dr. Afeyan is the chairman of the committee.
(3)	Member of our Audit Committee. Mr. Bains is the chairman of the committee.

Noubar Afeyan, Ph.D. is a founder and has served on our Board of Directors since our inception in 2000. Dr. Afeyan is founder, Senior Managing Partner and Chief Executive Officer of Flagship Ventures, an early stage venture capital firm founded in 2000. Prior to founding Flagship Ventures in 2000, Dr. Afeyan participated in co-founding and helping launch the following ventures: PerSeptive Biosystems, ChemGenics Pharmaceuticals, EXACT Sciences, Agenus, Color Kinetics and Celera Genomics. Dr. Afeyan was Chief Executive Officer of PerSeptive Biosystems during its five years as a public company and until its merger with Perkin Elmer Corporation. During the past five years, Dr. Afeyan has served on the board of directors of Helicos BioSciences, BIND Therapeutics, Inc., Eleven Biotherapeutics, and a number of privately held companies. He earned his Ph.D. in biochemical engineering from the Massachusetts Institute of Technology (MIT) following a B.S. in chemical engineering from McGill University. Dr. Afeyan has authored numerous scientific publications and patents and is currently a Senior Lecturer at MIT in the Sloan School of Management. Our Board of Directors

concluded that Dr. Afeyan should serve as a director as of the date of this filing because he is a technologist, entrepreneur and venture capitalist who has extensive experience founding, building, leading, investing in and growing life science companies. Dr. Afeyan has extensive experience taking companies public and evaluating and engaging corporate combination transactions. In addition, our Board of Directors values his experience serving on many private and public company boards, as well as several advisory boards, and his familiarity with a full range of corporate and governance matters.

Harrison M. Bains has served on our Board of Directors since June 2007. Since Mr. Bains retired in 2004, he has served on various boards of directors or trustees, as set forth below. From 1988 and until his retirement in 2004, Mr. Bains served in multiple roles at Bristol Myers Squibb Company, including Vice President, Treasurer and acting Chief Financial Officer. Mr. Bains’ career also includes serving as Senior Vice President of the Primary Industries Group at Chase Manhattan Bank in 1987 and 1988 and 11 years with RJR Nabisco and two of its predecessor companies as Senior Vice President and Treasurer. He currently serves as the chair of the audit committee of Cara Therapeutics, Inc., chair of the governance committee and previously served as the chair of the Mercer Funds, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and is on the board of Bank of America Funds. He has served as a member of the board of trustees of the Park Avenue Armory since October 2007 and the Civil War Trust since September 2007. Mr. Bains earned an M.B.A. from the University of California, Berkeley and a B.A. in economics from the University of Redlands. He also completed the Advanced Management Program at Harvard Business School. Our Board of Directors concluded that Mr. Bains should serve as a director as of the date of this filing because Mr. Bains has extensive experience in corporate finance, accounting, governance and strategic planning for life science companies, informed most recently by his 16 years with global biopharmaceutical company, Bristol Myers Squibb.

Timothy Harris, Ph.D., D.Sc., has served on our Board of Directors since April 2007. From June 2011 until March 2015, Dr. Harris served as the Senior Vice President of Translational Medicine at Biogen Idec. He is presently SVP Precision Medicine at Biogen. Dr. Harris was appointed the Director of the Advanced Technology Program at SAIC Frederick in January 2007 and served as Chief Technology Officer for SAIC Frederick from 2008 until June 2011. Prior to holding these positions, he served as the President and Chief Executive Officer of Novasite Pharmaceuticals Inc. from January 2005 to September 2006. Prior to that, he served as Chief Executive Officer for Structural GenomiX, Inc. (now part of Eli Lilly), a drug discovery and development company focused on innovative cancer therapeutics from 2003 to 2004 and as its President and Chief Executive Officer from 1999 to 2003. Dr. Harris started his career in Biotechnology in 1981 as a group leader in Molecular Biology at Celltech Group (now UCB Pharma) and from 1989 to 1993 was Director of Biotechnology at Glaxo Group Research in the U.K. From 1993 until 1999, Dr. Harris was Chief Scientific Officer and Vice President of Research and Development at Sequana Therapeutics Inc. in San Diego, which became Axys Pharmaceuticals, Inc. in 1998, and was subsequently acquired by Celera Genomics. Dr. Harris has served on the Board of Directors of Dendreon Corp, Origen Therapeutics, Inc. and Gyrasol Technologies and was Chairman of the Scientific Advisory Board of Bionomics Inc. in Australia. He currently serves on both the Scientific Advisory Board and Board of Directors of OpGen Inc. and is Chairman of the Scientific Advisory board of the Stratified Medicine Scotland Innovation Centre. (SMS-IC). Dr. Harris received his Ph.D. in Molecular Virology from the University of Birmingham, U.K. and received an honorary doctorate from that university in 2010. Our Board of Directors concluded that Dr. Harris should serve as a director as of the date of this filing because he has extensive experience managing and serving on the boards of directors of life science companies. In addition, he brings valuable management, scientific and technological expertise to us, as well as extensive knowledge of commercial operations.

Stelios Papadopoulos, Ph.D., has served on our Board of Directors since 2003. Since 2000, he has served as Chairman of Fondation Santé, a private charitable foundation whose mission is to provide support for research and education in the life sciences. Dr. Papadopoulos served as Vice Chairman of Cowen and Company, LLC from 2003 until 2006 and as Managing Director from 2000 until 2003. While at Cowen and Company, LLC, he worked as an investment banker focused on the biotech and pharmaceutical sectors. Prior to joining Cowen and Company, LLC, he worked as an investment banker at PaineWebber, Incorporated, from 1987 to 2000, where he was Chairman of PaineWebber Development Corp., a PaineWebber subsidiary focusing on biotechnology from

1996 to 2000. Dr. Papadopoulos is a co-founder and Chairman of the Board of Exelixis, Inc. Dr. Papadopoulos currently serves as chairman of the board of Regulus Therapeutics, Inc. and Biogen Inc. and he is a member of the board of directors of Joule Unlimited, Inc. During the past five years, he also served on the board of directors of Anadys Pharmaceuticals, Inc. (until it was acquired by Roche in 2011), and Cellzome, Inc. (until it was acquired by GlaxoSmithKline in 2012). He is also a member of the board of visitors of Duke University School of Medicine and the board of Global Advisors of the Duke Institute of Health Innovation. Dr. Papadopoulos holds a Ph.D. in biophysics and an M.B.A. in finance, both from New York University. Our Board of Directors concluded that Dr. Papadopoulos should serve as a director as of the date of this filing because of his valuable corporate finance expertise and his deep scientific knowledge and familiarity with public and private life science companies. Having been a member of the compensation, audit and governance committees of public company boards, Dr. Papadopoulos is also familiar with a broad range of corporate and board functions. Dr. Papadopoulos brings a wealth of experience in founding, building and investing in life science companies.

Harry W. Wilcox has served on our Board of Directors since May 2015. Mr. Wilcox has been Chief Operating Officer and General Partner of Flagship Ventures, a venture capital firm, since 2013. From 2006 to 2013, he was Chief Financial Officer and Partner of Flagship Ventures. From 2004 to 2006, he was Chief Financial Officer and Senior Vice President of Corporate Development of EXACT Sciences. Mr. Wilcox received his M.B.A. from Boston University and his B.S. in Finance from the University of Arizona. Mr. Wilcox currently serves as a director of T2 Biosystems, Inc., an in vitro diagnostics company. Our Board of Directors concluded that Mr. Wilcox should serve as a director as of the date of this filing because of Mr. Wilcox’s experience leading successful healthcare and technology companies, and his experience as a venture investor.

Paul R. Sohmer, M.D., our President, Chief Executive Officer and Director (see biography in the section below titled “Executive Compensation – Executive Officers”)

Committees of the Board of Directors and Meetings

Our Board of Directors has an audit committee, a compensation committee and a nominating and governance committee. All of our committee charters are posted on our website at investor.bg-medicine.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 880 Winter Street, Suite 210, Waltham, Massachusetts 02451.

Meeting Attendance. During the fiscal year ended December 31, 2014, there were 14 meetings of our Board of Directors, and the various committees of the board met a total of 10 times. No director attended fewer than 75% of the total number of meetings of the board and of the committees of the board on which he served during fiscal 2014. The board has adopted a policy under which each member of the board is strongly encouraged but not required to attend each annual meeting of our stockholders. Six of our directors attended the annual meeting of our stockholders held in 2014.

Audit Committee. Our audit committee is comprised of Mr. Bains (chairman), Dr. Harris and Dr. Papadopoulos. All members of the audit committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The NASDAQ Stock Market LLC, or NASDAQ. Our Board of Directors has determined that Mr. Bains is an audit committee financial expert, as defined by the rules of the Securities and Exchange Commission. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter. Please also see the Report of the Audit Committee set forth elsewhere in this proxy statement. Our audit committee is authorized, among other things, to:

•	approve and retain the independent auditors to conduct the annual audit of our financial statements;

•	review the proposed scope and results of the audit;

•	review and pre-approve audit and non-audit fees and services;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters; and

•	oversee internal audit functions, if any.

Compensation Committee. Our compensation committee is currently comprised of Dr. Afeyan (chairman), Dr. Papadopoulos and Mr. Wilcox. All members of the compensation committee qualify as independent under the current definition promulgated by NASDAQ. At times when not all members of our compensation committee qualify as “non-employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our Board of Directors, rather than our compensation committee, retains the authority to approve equity awards being granted to our directors and executive officers. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter. Our compensation committee is authorized, among other things, to:

•	review and recommend the compensation arrangements for management;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•

retain, obtain advice from, and directly oversee, compensation advisors, as necessary or helpful to inform compensation arrangements for management, and evaluate potential conflicts of interests in connection therewith;

•	administer our stock incentive and purchase plans; and

•	oversee the evaluation of management.

During fiscal 2014, the Compensation Committee engaged independent compensation consultant Radford, an Aon Hewitt company, or Radford, to assist it in considering and determining the compensation for our executive officers and directors. Radford is engaged by, and reports to, the Compensation Committee, which has the sole authority to hire or fire advisers, including compensation consultants, and to approve the fee arrangements for any work performed. Radford assists the Compensation Committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The Compensation Committee has authorized Radford to interact with management on behalf of the Compensation Committee, in connection with advising the Compensation Committee, and Radford is included in discussions with management on matters being brought to the Compensation Committee for consideration and attends the meetings of the Compensation Committee. It is the Compensation Committee’s policy that the Chair of the Compensation Committee or the full Compensation Committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2014, Radford was the only compensation consultant who provided services to the Compensation Committee. The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and the corporate governance rules of NASDAQ and concluded that Radford’s work for the Compensation Committee does not raise any conflict of interest.

Nominating and Governance Committee. Our nominating and governance committee is comprised of Dr. Papadopoulos (chairman), Dr. Afeyan and Mr. Wilcox. All members of the nominating and governance committee qualify as independent under the current definition promulgated by NASDAQ. Our nominating and governance committee’s role and responsibilities are set forth in the nominating and governance committee’s written charter. Our nominating and governance committee is authorized, among other things, to:

•	identify and nominate candidates for election to the Board of Directors;

•	evaluate the specific experience, qualifications, attributes and skills of each director relative to the Company’s needs for its Board of Directors;

•	develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; and

•	lead the Board of Directors in its annual review of the Board of Directors’ performance.

Our nominating and governance committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, our nominating and governance committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. For each annual meeting, our nominating and governance committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least five percent of our common stock for at least one year. All stockholder recommendations for proposed director nominees must be in writing to the nominating and governance committee, in care of our Corporate Secretary at 880 Winter Street, Suite 210, Waltham, Massachusetts 02451, and must be received by the deadlines set forth in this proxy statement under the heading “Stockholder Proposals and Nominations for Director.” The recommendation must be accompanied by the following information concerning the recommending stockholder:

•	name, address and telephone number of the recommending stockholder;

•	the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

•

if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission, together with a statement of the length of time that the shares have been held); and

•	a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next annual meeting.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

•	the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act;

•	a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

•	a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding BG Medicine; and

•	the contact information of the proposed nominee.

The recommending stockholder must also furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board of Directors and to the governance of BG Medicine and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of BG Medicine. The recommendation must also be accompanied by the written consent of the proposed nominee (i) to be considered by the nominating and governance committee and interviewed if the committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

For all potential candidates, the nominating and governance committee may consider all factors it deems relevant, including the following threshold criteria:

•	candidates should possess the highest personal and professional standards of integrity and ethical values;

•	candidates must be committed to promoting and enhancing the long-term value of BG Medicine for its stockholders;

•

candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to us and our stockholders;

•	candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of BG Medicine;

•

candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

•	candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to us; and

•	candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

In addition, the nominating and governance committee will also take into account the extent to which the candidate would fill a present need on the Board of Directors, including the extent to which a candidate meets the independence and experience standards promulgated by the Securities and Exchange Commission and by NASDAQ.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has at any time been an employee of ours. None of our executive officers serves as a member of our Board of Directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Director Compensation

In June 2010, our Board of Directors adopted a Non-Employee Director Compensation Policy that became effective on February 9, 2011, the date we completed our initial public offering. The policy is designed to ensure that the compensation aligns the directors’ interests with the long-term interests of the stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our directors are fairly compensated. Directors who are also our employees, such as our Chief Executive Officer, will not receive additional compensation for their services as directors.

Under the policy, upon initial election or appointment to the Board of Directors, new non-employee directors receive a non-qualified stock option to purchase 8,410 shares of our common stock at an exercise price equal to the fair market value on the date of grant that vests one year from the date of grant. Each year of a non-employee director’s tenure, the director will receive a non-qualified stock option to purchase 4,205 shares of our common stock at an exercise price equal to the fair market value on the date of grant that vests one year from the date of grant. The options become fully vested and exercisable upon a change of control.

In addition, each non-employee director will be paid an annual retainer of $20,000, or $40,000 in the case of the chairperson, for their services. Committee members will receive additional annual retainers as follows:

Committee	Chairman	Member
Audit Committee	$10,000	$3,000
Compensation Committee	5,000	3,000
Nominating and Governance Committee	5,000	3,000

All members of our Board of Directors are eligible to receive full reimbursement of reasonable out-of-pocket expenses incurred for their attendance at our board meetings.

Effective October 1, 2014, our Board of Directors suspended further payments of cash and equity compensation to its non-employee directors under our Non-Employee Director Compensation Policy for services to be provided by the non-employee directors. Our Board of Directors took this action to conserve the Company’s cash and equity to deploy for other operational purposes; and continues to re-evaluate this decision on a regular basis.

The following table sets forth a summary of the compensation earned by our directors in 2014, other than Dr. Sohmer, who is also our Chief Executive Officer, and/or paid to certain of our directors in 2014:

Name	Fees Earned or Paid in Cash ($)	Options Awards ($)(1)	Total ($)
Stéphane Bancel (former Chairman)(2)	$30,000	$2,391	$32,391
Noubar Afeyan, Ph.D.(3)	21,000	2,391	23,391
Harrison M. Bains(4)	22,500	2,391	24,891
Timothy Harris, Ph.D., D.Sc.(5)	17,250	2,391	19,641
Stelios Papadopoulos, Ph.D.(6)	21,000	2,391	23,391
Brian S. Posner(7)	21,750	2,391	24,141
Harry W. Wilcox(8)	—	—	—

(1)	These amounts represent the aggregate grant date fair value of options granted to each director in 2014 computed in accordance with ASC Topic 718. Valuation assumptions are described in the notes to financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed on March 31, 2015.
(2)	As of December 31, 2014, Mr. Bancel held options to purchase 308,915 shares of our common stock, of which 304,710 were vested. Mr. Bancel resigned from our Board effective May 12, 2015.
(3)	As of December 31, 2014, Dr. Afeyan held options to purchase 16,820 shares of our common stock, of which 12,615 were vested.
(4)	As of December 31, 2014, Mr. Bains held options to purchase 49,229 shares of our common stock, of which 45,024 were vested.
(5)	As of December 31, 2014, Dr. Harris held options to purchase 40,819 shares of our common stock, of which 36,614 were vested.
(6)	As of December 31, 2014, Dr. Papadopoulos held options to purchase 16,820 shares of our common stock, of which 12,615 were vested.
(7)	As of December 31, 2014, Mr. Posner held options to purchase 16,820 shares of our common stock, of which 12,615 were vested. Mr. Posner resigned from our Board effective April 15, 2015.
(8)	Mr. Wilcox was appointed to our Board effective May 12, 2015.

Board Leadership Structure

In connection with the execution of the Securities Purchase Agreement by the Company and the Purchasers for the Financing that is the subject of Proposal 2 of this proxy statement effective as of May 12, 2015, Stéphane Bancel, who is affiliated with Flagship Ventures, resigned from the position of Chairman of our Board of

Directors. Effective as of that time, our Board appointed Harry W. Wilcox, who is also affiliated with Flagship Ventures, to fill the vacancy created by Mr. Bancel’s resignation. In accordance with our restated bylaws, in the absence of a Chairman, our Chief Executive Officer is vested with the authority to carry out the roles and responsibilities of the Chairman, including presiding at the meetings of our Board of Directors and the meetings of our stockholders. Our Board of Directors does not have a formal corporate policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as our Board of Directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company, facts and circumstances applicable at the time, and the then-current membership of the Board of Directors. The Board retains the authority to change the board structure, including the possibility of separating or combining the Chief Executive Officer and Chairman positions, if it deems such a change to be appropriate in the future.

Board Role in Risk Oversight

The Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts. Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the audit committee assists the Board in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the Board in its oversight of the evaluation and management of risks related to our compensation policies and practices. The nominating and governance committee oversees the Company’s director independence and corporate governance policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board is able to coordinate its risk oversight.

Diversity

Our nominating and governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees for director. However, the nominating and governance committee will consider issues of diversity among the members of the Board in identifying and considering nominees for director, and will strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and experience on the Board and its committees.

Stockholder Communications to the Board

Our Board of Directors encourages open, frank and candid communications with our stockholders to the extent permissible under our internal policies and applicable laws and regulations. Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Executive Vice President, Chief Financial Officer and Treasurer, is primarily responsible for monitoring communications from stockholders. All security holder communications meeting the requirements listed below and addressed to the Board will be forwarded to the Chairman of the Board for consideration of the Board at its next meeting.

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (781) 434-0204. However, any stockholder who wishes to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Board of Directors at Attn: Security Holder Communication, Board of Directors, BG Medicine, Inc., 880 Winter Street, Suite 210, Waltham, MA 02451. Communications should not exceed 500 words in length and must be accompanied by the following information:

•	a statement of the type and amount of the securities of the Company that the person holds;

•	any special interest, meaning an interest not in the capacity as a stockholder of the Company, that the person has in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. The following types of communications are not appropriate for delivery to directors under these procedures:

•

communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of the Company (such as employees, members of the communities in which the Company operates its businesses, customers and suppliers) generally;

•	communications that advocate the Company’s engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•

communications that have no rational relevance to the business or operations of the Company (it being understood, however, that issues of social concern arising by reason of the business and operations of the Company are not intended to be excluded under this criterion).

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers and their respective ages and positions as of June 1, 2015 are as follows:

Name	Age	Position
Paul R. Sohmer, M.D.	66	President, Chief Executive Officer and Director
Stephen P. Hall	64	Executive Vice President, Chief Financial Officer and Treasurer
Aram Adourian, Ph.D.	45	Senior Vice President, Chief Scientific Officer

The biographies of our executive officers appear below.

Paul R. Sohmer, M.D. joined us in May 2013 as President, Chief Executive Officer and a member of the Board of Directors. Dr. Sohmer served as President and Chief Executive Officer of Viracor-IBT Laboratories, Inc., a diagnostic and research laboratory specializing in allergy, immunology, and infectious disease testing from January 2011 to September 2012. Prior to joining Viracor-IBT Laboratories, from February 2009 to January 2011, Dr. Sohmer served as Chief Executive Officer of Orthocon, Inc., a company that develops, manufactures, markets, and sells implantable products designed to stop bone bleeding. From 2007 to 2009, Dr. Sohmer served on the RadPharm, Inc. Board of Directors, and from 2008 to 2009, he served as Chairman of the Board of Directors of Molecular Biometrics, Inc. Dr. Sohmer served as Interim CEO of Cylex, Inc. from January through March of 2008 and CEO of Pathway Diagnostics from May to September of 2008. From June 2000 to December 2006, Dr. Sohmer served as Chairman, President and Chief Executive Officer of TriPath Imaging, Inc. (NASDAQ:TPTH). From 1997 to 2000, Dr. Sohmer served as President and Chief Executive Officer of Neuromedical Systems, Inc. (NASDAQ:NSIX). From 1992 to 1996, Dr. Sohmer served as President and Chief Executive Officer of Genetrix, Inc., a genetic testing lab. From 1991-1992, Dr. Sohmer served as Vice President of Professional Services for Nichols Institute. From 1985 to 1991, Dr. Sohmer served as President and Chief Executive Officer of Pathology Institute, Inc., where he led the first commercial introduction of polymerase chain reaction (PCR) for diagnosis of HIV and founded the Chiron Reference Laboratory. Dr. Sohmer received his B.A. from Northwestern University and M.D. from the Chicago Medical School. Dr. Sohmer was named the Ernst and Young Carolinas Life Sciences Entrepreneur of the Year in 2005. The Board concluded that Dr. Sohmer should serve as a director as of the date of this filing because he is our President and Chief Executive Officer and he brings more than 25 years of experience leading the growth of commercial-stage companies focused on diagnostics, laboratory services, and medical devices.

Stephen P. Hall joined us in December 2013 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining us, Mr. Hall served as Vice President of Finance and Chief Accounting Officer of Stemline Therapeutics, Inc., a public biopharmaceutical company, from October 2012 to November 2013. Previously, Mr. Hall was founder and managing director of Deimos Consulting, LLC, a management consulting firm specializing in life sciences. Mr. Hall has also served as Senior Vice President, Chief Financial Officer, Chief Compliance Officer and Treasurer of Orthocon, Inc., a New York-based medical products company, from October 2009 to October 2010. Prior to this, Mr. Hall served as Senior Vice President, Chief Financial Officer and Treasurer of Helicos BioSciences, a public life science company, from May 2008 until August 2009. Mr. Hall previously served as Senior Vice President and Chief Financial Officer of TriPath Imaging, Inc., a public cancer diagnostics company, from September 2001 to December 2006, when it was acquired by Becton, Dickinson and Company, at which time Mr. Hall continued to serve as Senior Advisor to Becton, Dickinson and Company from December 2006 to June 2007. Mr. Hall served as Chief Financial Officer of Colorado Medtech, Inc., a public medical products and services company, from September 1999 until August 2001 and also served as President of its Imaging and Power System Division. From September 1990 to August 1993, he served as Chief Financial Officer for BioTechnica International, Inc., a publicly-held agricultural products company. Mr. Hall spent four years with the accounting firm of Peat, Marwick, Mitchell & Co. He earned an A.B. degree from Harvard College and an MBA from the Stanford Graduate School of Business.

Aram Adourian, Ph.D. joined us in August 2000 as Director, Advanced Technologies, and served in such position until June 2002. From June 2002 until October 2003, Dr. Adourian worked as our Senior Director,

Technology Assessment. In October 2003, Dr. Adourian was promoted to Vice President, Computational Sciences and served in such position until January 2007, when he was designated a general Vice President and served in such position until January 2009. In January 2009, Dr. Adourian was appointed as our Vice President, Scientific Affairs. In October 2012, Dr. Adourian was appointed as our Senior Vice President, Chief Scientific Officer. Prior to joining us, Dr. Adourian worked at the Whitehead Institute for Biomedical Research at the Massachusetts Institute of Technology. While at MIT, Dr. Adourian served as Project Manager for Bioinformatics specializing in the development of novel systems and approaches for biomolecular sequencing, analysis and modeling. Dr. Adourian earned his Ph.D. at Harvard University in Statistical Physics, where he was a recipient of the Rudenberg Research Prize, and received his undergraduate degree in Physics from Cornell University.

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2014 and 2013 to our chief executive officer and our two other highest paid executive officers during 2014. We refer to these three officers as our named executive officers.

Name and principal position	Year	Salary		Stock Awards(1)	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Paul R. Sohmer, M.D.	2014	$400,000		$127,881	$180,595	—	$51,839	(2)	$760,315
President and Chief Executive Officer	2013	258,465	(2)	—	734,798	—	27,716	(2)	1,020,979

Stephen P. Hall	2014	290,000		74,178	—	—	54,165	(3)	418,343
Executive Vice President, Chief Financial Officer and Treasurer	2013	24,167	(3)	—	84,135	—	—		108,302

Aram Adourian, Ph.D.	2014	275,000		61,542	101,412	—	—		437,954
Senior Vice President, Chief Scientific Officer	2013	275,000		—	263,133	—	—		538,133

(1)	These amounts represent the aggregate grant date fair value of the options and restricted stock units for fiscal years 2014 and 2013 computed in accordance with ASC Topic 718. Valuation assumptions are described in the notes to financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014, which was filed on March 31, 2015.
(2)	Effective May 8, 2013, Dr. Sohmer was appointed President, Chief Executive Officer and Director, and accordingly, his salary for 2013 represents the prorated amount earned in 2013 based on an annual base salary of $400,000. The amounts reported under “All Other Compensation” for 2014 and 2013 represent the additional compensation Dr. Sohmer received pursuant to his employment agreement, which includes his rental expenses and car lease expenditures.
(3)	Effective December 3, 2013, Mr. Hall was appointed Executive Vice President, Chief Financial Officer and Treasurer, and accordingly, his salary for 2013 represents the prorated amount earned in 2013 based on an annual base salary of $290,000. The amount reported under “All Other Compensation” for 2014 represents the additional compensation Mr. Hall received pursuant to his employment agreement, which includes his commuting and temporary living expenses.

Narrative Disclosure to Summary Compensation Table

Employment Arrangements With Our Named Executive Officers

Paul R. Sohmer, M.D. Effective May 8, 2013, we appointed Dr. Sohmer as our President and Chief Executive Officer and entered into an employment agreement with him, which sets forth his compensation and certain other terms. Pursuant to his employment agreement, Dr. Sohmer will be paid an annual base salary of $400,000 and he will be eligible to receive an annual bonus of up to 50% of his annual base salary upon the achievement of specific milestones to be mutually agreed upon by the Board and Dr. Sohmer. The employment agreement also provides that Dr. Sohmer was to receive a stock option to purchase 700,000 shares of our common stock, a portion of which was granted as an inducement material to Dr. Sohmer’s acceptance of employment in accordance with NASDAQ Listing Rule 5635(c)(4). The stock option was granted on May 10, 2013 at an exercise price of $1.67 per share, which was the closing price of our common stock on the NASDAQ Global Market on the grant date. The stock option has a ten-year term, vests over four years with 25% of the stock option vesting on the anniversary of Dr. Sohmer’s start date and the remaining 75% of the stock option vesting in equal installments on a quarterly basis thereafter. In addition, when the Company first achieves $10,000,000 in net sales during a twelve-month period and Dr. Sohmer is providing services to us at such time, the Company has agreed to grant him 350,000 restricted stock units of the Company. The restricted stock units will vest 25% on the first anniversary of the twelfth calendar month end that marked the achievement of the above-referenced performance milestone, and thereafter the remaining 75% shall vest in equal installments on a quarterly basis on the last day of each quarter over a period of three years following such first anniversary, provided that Dr. Sohmer remains employed by the Company on the applicable vesting date. In addition, when the Company first achieves $30,000,000 in net sales during a twelve-month period and Dr. Sohmer is providing services to us at such time, the Company has agreed to grant him 350,000 restricted stock units of the Company. The restricted stock units will vest 25% on the first anniversary of the twelfth calendar month end that marked the achievement of the above-referenced performance milestone, and thereafter the remaining 75% shall vest in equal installments on a quarterly basis on the last day of each quarter over a period of three years following such first anniversary, provided that Dr. Sohmer remains employed by the Company on the applicable vesting date. If the Company consummates a change of control (as defined in Dr. Sohmer’s employment agreement), his then outstanding but unvested restricted stock units and stock options will become fully vested and immediately exercisable. As a condition of his employment, Dr. Sohmer entered into a non-competition and non-solicitation agreement pursuant to which he agreed to not compete with us for a period of twelve months after the termination of his employment. Bonuses were not awarded for the 2013 or 2014 fiscal years.

Stephen P. Hall. On November 13, 2013, we entered into an employment agreement with Mr. Hall that took effect on December 3, 2013, which sets forth his compensation and certain other terms. Pursuant to his employment agreement, Mr. Hall will be paid an annual base salary of $290,000 and he will be eligible to receive an annual bonus of up to 40% of his annual base salary upon the achievement of specific corporate and individual milestones. The employment agreement also provides that Mr. Hall was to receive a stock option to purchase 150,000 shares of our common stock. The stock option was granted on December 17, 2013 at an exercise price of $0.89 per share, which was the closing price of our common stock on the NASDAQ Global Market on the grant date. The stock option has a ten-year term, vests over four years with 25% of the stock option vesting on the anniversary of Mr. Hall’s start date and the remaining 75% of the stock option vesting in equal installments on a quarterly basis thereafter. In addition, when the Company first achieves $15,000,000 in net sales during a twelve-month period and Mr. Hall is providing services to us at such time, the Company has agreed to grant him 115,000 restricted stock units of the Company. The restricted stock units will vest 25% on the first anniversary of the twelfth calendar month end that marked the achievement of the above-referenced performance milestone, and thereafter the remaining 75% shall vest in equal installments on a quarterly basis on the last day of each quarter over a period of three years following such first anniversary, provided that Mr. Hall remains employed by the Company on the applicable vesting date. In addition, when the Company first completes at least a $20,000,000 non-dilutive financing and Mr. Hall is providing services to us at such time, the Company has agreed to grant him 115,000 restricted stock units of the Company. The restricted stock units will vest 25% on the first anniversary of the twelfth calendar month end that marked the achievement of the above-referenced performance milestone, and thereafter the remaining 75% shall vest in equal installments on a quarterly basis on the last day of each quarter over a period of three years following such first anniversary, provided that Mr. Hall remains employed by the Company on the applicable vesting date. If the Company consummates a change of control (as defined in Mr. Hall’s employment agreement), then an amount of his then-outstanding but unvested restricted stock units and stock options equal to the amount that would have vested had he remained with the company for twelve months following the date of termination will become fully vested and immediately exercisable. As a condition of his employment, Mr. Hall entered into a non-competition and non-solicitation agreement pursuant to which he agreed to not compete with us for a period of twelve months after the termination of his employment. Bonuses were not awarded for the 2014 fiscal year.

Aram Adourian, Ph.D. On October 17, 2012, we entered into an employment agreement with Dr. Adourian that took effect on October 4, 2012, pursuant to which his annual base salary was increased to $275,000, which remained in effect throughout 2013. Pursuant to his employment agreement, Dr. Adourian will be eligible to receive an annual bonus of up to 35% of his annual base salary upon the achievement of performance milestones. On April 26, 2013, Dr. Adourian received a time-based stock option and a performance-based stock option to purchase 250,000 shares of our common stock in the aggregate. Bonuses were not awarded for the 2013 or 2014 fiscal years. As a condition of his employment, Dr. Adourian has entered into a non-competition and non-solicitation agreement pursuant to which he has agreed not to compete with us for a period of twelve months after the termination of his employment. Dr. Adourian is entitled to certain benefits in connection with a termination of his employment or a change of control discussed below under “— Potential Payments Upon Termination or Change of Control.”

Confidential Information and Assignment of Inventions Agreements

Each of our named executive officers has also entered into a standard form agreement with respect to confidential information and assignment of inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and to assign to us any inventions conceived or developed during the course of employment.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of December 31, 2014. Unless otherwise indicated below, all stock options listed in the following table were granted under the 2001 Stock Option and Incentive Plan, as amended, or the 2010 Employee, Director and Consultant Stock Plan, which we refer to as the 2001 Plan and 2010 Plan, respectively.

	Option Awards						Stock Awards
Name and principal position	Number of Securities underlying unexercised options exercisable		Number of securities underlying unexercised options unexercisable		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Paul R. Sohmer, M.D.	202,620		437,500	(2)	$1.67	May 10, 2023
President and Chief	—		250,000	(3)	$1.15	February 4, 2024
Executive Officer	—		—		—	—	327,900	(4)	$150,834

Stephen P. Hall	37,500		112,500	(5)	$0.89	December 17, 2023
Executive Vice President, Chief Financial Officer and Treasurer	—		—		—	—	190,200	(6)	$87,492

Aram Adourian, Ph.D.	42,054		—		$0.90	December 8, 2015
Senior Vice President, Chief Scientific Officer	43,199		—		$7.50	September 16, 2018
	4,499		—		$7.50	January 23, 2019
	4,874		—		$10.67	January 23, 2018
	28,364	(7)	4,053	(7)	$7.96	June 30, 2021
	27,500	(8)	12,500	(8)	$7.84	February 22, 2022
	20,000	(9)	20,000	(9)	$3.61	October 4, 2022
	75,000	(10)	125,000	(10)	$1.69	April 26, 2023
	—		143,000	(11)	$1.15	February 4, 2024
	—		—		—	—	157,800	(12)	$72,588

(1)	The market value of the stock awards was determined by multiplying the number of shares by $0.46, the closing price of our common stock on The Nasdaq Capital Market on December 31, 2014, the last trading day of our fiscal year.
(2)	Represents shares issuable upon exercise of an incentive stock option and a non-qualified stock option, the latter of which was granted as an inducement material to Dr. Sohmer’s acceptance of employment with us and was not granted under the 2010 Plan or the 2001 Plan. In the aggregate, 25% of the total number of shares subject to these options vests on May 8, 2014 and the remainder vests 6.25% per quarter thereafter.
(3)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement and a non-qualified stock option agreement. In the aggregate, 25% of the total number of shares subject to these options vests on February 04, 2015 and the remainder vests 6.25% per quarter thereafter.
(4)	Represents shares issuable upon vesting of restricted stock units (“RSUs”) granted pursuant to an RSU agreement. In the aggregate, 50% of the total number of shares subject to these RSUs vests on August 15, 2015 and the remainder vests on March 31, 2016.
(5)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement. In the aggregate, 25% of the total number of shares subject to these options vests on December 17, 2014 and the remainder vests 6.25% per quarter thereafter.
(6)	Represents shares issuable upon vesting of RSUs granted pursuant to an RSU agreement. In the aggregate, 50% of the total number of shares subject to these RSUs vests on August 15, 2015 and the remainder vests on March 31, 2016.
(7)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement and a non-qualified stock option agreement. In the aggregate, 25% of the total number of shares subject to these options vests on June 30, 2012 and the remainder vests 6.25% per quarter thereafter.
(8)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement and a non-qualified stock option agreement. In the aggregate, 25% of the total number of shares subject to these options vests on February 22, 2013 and the remainder vests 6.25% per quarter thereafter.
(9)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement and a non-qualified stock option agreement. In the aggregate, 25% of the total number of shares subject to these options vests on October 4, 2013 and the remainder vests 6.25% per quarter thereafter.
(10)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement and a non-qualified stock option agreement. In the aggregate, 25% vests on April 26, 2014 and the remainder vests 6.25% per quarter thereafter.
(11)	Represents shares issuable upon exercise of options granted pursuant to an incentive stock option agreement and a non-qualified stock option agreement. With respect to 50,000 of these shares, 25% vests on April 26, 2014 and the remainder vests 6.25% per quarter thereafter. With respect to 93,000 of these shares, 50% of the total number of shares subject to these options vests on February 4, 2015 and the remainder vests on February 4, 2016.
(12)	Represents shares issuable upon vesting of RSUs granted pursuant to an RSU agreement. In the aggregate, 50% of the total number of shares subject to these RSUs vests on August 15, 2015 and the remainder vests on March 31, 2016.

Additional Narrative Disclosure

We have a defined contribution retirement plan in which all employees are eligible to participate. Our plan is intended to qualify under Section 401(k) of the Internal Revenue Code so that contributions by employees and by us to our plan and income earned on plan contributions are not taxable to employees until withdrawn or distributed from the plan, and so that contributions, including employee salary deferral contributions, will be deductible by us when made. We do not currently provide matching contributions under this plan but may choose to do so in the future. We also contribute to medical, disability and other standard insurance for our employees. Our non-employee directors do not receive pension, retirement or similar benefits from us.

Potential Payments upon Termination or Change of Control

We have agreed to provide severance benefits and change of control arrangements to our named executive officers, as described below.

Paul R. Sohmer, M.D. Dr. Sohmer’s employment agreement provides that in the event that his employment is involuntarily terminated other than for cause, disability or death, he will be eligible to receive the following severance and other benefits: (a) the payment of cash severance equal to twelve months of his then current annual base salary, which will be payable over twelve months, (b) the payment equal to twelve months of health insurance premiums at the Company’s then normal rate of contribution, and (c) payment of his annual bonus if termination takes place on or after December 31 of any calendar year but before the annual bonus for that year is paid. Receipt of these severance and benefits is subject to the execution of a separation agreement and his compliance with his non-competition, confidentiality and intellectual property-related obligations to the Company. In addition, Dr. Sohmer’s employment agreement provides that if his employment is involuntarily terminated within twelve months following the consummation of a change of control (as defined in Dr. Sohmer’s employment agreement) for reasons other than for cause, disability, or death, he will be eligible to receive the following severance and other benefits: (a) the payment of cash severance equal to twelve months of his then current annual base salary, which will be payable over twelve months, (b) the payment equal to twelve months of health insurance premiums at the Company’s then normal rate of contribution, (c) payment of his annual bonus if termination takes place on or after December 31 of any calendar year but before the annual bonus for that year is paid and (d) his then-outstanding but unvested restricted stock units and stock options shall become fully vested and immediately exercisable as to all remaining then-unvested. As a condition of employment, Dr. Sohmer has entered into a non-competition and non-solicitation agreement pursuant to which he has agreed not to compete with the Company for a period of twelve months after the termination of his employment. Receipt of his severance and other termination benefits is subject to his execution of a separation agreement and his compliance with his non-competition, confidentiality and intellectual property-related obligations to the Company.

Stephen P. Hall. Mr. Hall’s employment agreement provides that in the event that his employment is involuntarily terminated other than for cause, disability or death, he will be eligible to receive the following severance and other benefits: (a) the payment of cash severance equal to nine months of his then current annual base salary, which will be payable over nine months and (b) the payment equal to nine months of health insurance premiums at the Company’s then normal rate of contribution. Receipt of these severance and benefits is subject to the execution of a separation agreement and his compliance with his non-competition, confidentiality and intellectual property-related obligations to the Company. In addition, Mr. Hall’s employment agreement provides that if his employment is involuntarily terminated within twelve months following the consummation of a change of control (as defined in Mr. Hall’s employment agreement) for reasons other than for cause, disability, or death, he will be eligible to receive the following severance and other benefits: (a) the payment of cash severance equal to nine months of his then current annual base salary, which will be payable over nine months and (b) the payment equal to nine months of health insurance premiums at the Company’s then normal rate of contribution, and (c) his then-outstanding but unvested restricted stock units and stock options will accelerate by twelve months. As a condition of employment, Mr. Hall has entered into a non-competition and non-solicitation agreement pursuant to which he has agreed not to compete with the Company for a period of twelve months after the termination of his employment. Receipt of his severance and other termination benefits is subject to his execution of a separation agreement and his compliance with his non-competition, confidentiality and intellectual property-related obligations to the Company.

Aram Adourian, Ph.D. The employment agreement that we entered into with Dr. Adourian in October 2012 provides that if his employment is involuntarily terminated for reasons other than for cause, disability, or death at any time, or he resigns his employment with the Company for any reason other than in anticipation of a termination by the Company for cause, he will be eligible to receive the following severance and other benefits: (a) the payment of cash severance equal to six months of his original annual base salary, which will be payable over six months and (b) the payment equal to six months of his health insurance premiums at the Company’s then normal rate of contribution. In addition, we are a party to an amended and restated change of control cash severance agreement with Dr. Adourian. If Dr. Adourian is not offered comparable employment with the successor upon a change of control, or he begins employment with the successor but resigns for good reason or is terminated without cause within twelve months following the change of control, then Dr. Adourian has the right to receive a severance payment in an amount equal to six months of base salary then in effect, one-half of which is payable within thirty days following the triggering event and the balance upon the earlier of six months following the triggering event or his death. Dr. Adourian also has the right to continuation of benefits then in effect for a period of six months following the triggering event. Pursuant to the terms of Dr. Adourian’s option agreements, upon a change of control, Dr. Adourian’s unvested options will accelerate by nine months.

Each executive is bound by non-disclosure, inventions transfer, non-solicitation and non-competition covenants that prohibit the executive from competing with us during the term of his or her employment and for twelve months after termination of employment. We believe that the severance and change of control packages for our executive officers are consistent with severance and change of control packages offered to executive officers of comparable companies as represented by compensation data we have reviewed.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2014, with respect to common stock that may be issued under the Company’s existing equity compensation plans.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,622,830	(3)	$2.32	447,245	(4)

Equity compensation plans not approved by security holders(2)	700,000		$1.67	—

Total	3,322,830		$2.19	447,245

(1)	Consists of the 2001 Stock Option and Incentive Plan (the “2001 Stock Plan”), the 2010 Employee, Director and Consultant Stock Plan (the “2010 Stock Plan”), and the 2010 Employee Stock Purchase Plan (the “2010 ESPP”).
(2)	Consists of a stock option to purchase 700,000 shares of common stock granted to Dr. Sohmer, our President and Chief Executive Officer, pursuant to his employment agreement with us as an inducement material to Dr. Sohmer’s acceptance of his employment.
(3)	Consists of outstanding options to purchase 330,708 shares of common stock under the 2001 Stock Plan and 2,292,122 shares of our common stock under the 2010 Stock Plan.
(4)	Consists of 255,049 shares of common stock available for future issuance under the 2010 Stock Plan and 192,196 shares of common stock available for issuance under the 2010 ESPP. There are no shares of common stock available for future issuance under the 2001 Stock Plan. Shares under the 2010 Stock Plan may become the subject of future awards in the form of incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock based awards. Only shares of common stock are issuable under the 2010 ESPP. Under the 2010 ESPP, each eligible employee may purchase a limited number of shares of the common stock of the Company two times each year (on May 15 and November 15) at a purchase price equal to 85% of the fair market value of the common stock on the first business day of the offering period or the last business day of the offering period, whichever is lower.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at http://investor.bg-medicine.com/governance.cfm. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2014, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and Deloitte & Touche LLP, our independent registered public accounting firm;

•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 16 – Communications with Audit Committees; and

•

Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee and the Audit Committee further discussed with Deloitte & Touche LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the members constituting the Audit Committee on March 24, 2015 recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the BG Medicine, Inc. Audit Committee on

March 24, 2015:

Harrison M. Bains, Chair

Timothy Harris, Ph.D., D.Sc.

Brian S. Posner

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2014 were met.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of the transactions in which we have engaged, over the past two years, since January 1, 2013 with our directors and officers and then beneficial owners of more than five percent of our voting securities and their affiliates.

Participation in Follow-on Underwritten Public Offering

In January 2013, we closed a follow-on underwritten public offering of 6,900,000 shares of our common stock at a price to the public of $2.00 per share, including an aggregate of 2,250,000 shares to the following directors and beneficial owners of more than five percent of our voting securities, and their affiliates:

Name	Number of Shares of Common Stock	Aggregate Purchase Price
Entities affiliated with Flagship Ventures(1)	2,000,000	$4,000,000
Stelios Papadopoulos(2)	250,000	500,000

(1)	Includes 75,000 shares of common stock purchased by AGTC Advisors Fund, L.P., 500,000 shares of common stock purchased by Applied Genomic Technology Fund, L.P., 1,050,000 shares of common stock purchased by Flagship Ventures Fund 2007, L.P., 125,000 shares of common stock purchased by NewcoGen Equity Investors LLC and 250,000 shares of common stock purchased by NewcoGen Group LLC. Noubar B. Afeyan, Ph.D. and Harry W. Wilcox, two of our directors, are affiliated with each of these entities affiliated with Flagship Ventures.
(2)	Dr. Papadopoulos is a director of the Company.

Investor Rights Agreement

In connection with the Series D redeemable convertible preferred stock financing, we entered into the Fourth Amended and Restated Investor Rights Agreement, dated as of July 10, 2008, with entities affiliated with Flagship; Gilde; Stelios Papadopoulos; Humana; Legg Mason; GE; SMALLCAP; and certain of our other stockholders. This agreement terminated upon our initial public offering, other than the portions relating to registration rights, which will continue in effect and entitle the holders of such rights to have us register their shares of our common stock for sale in the United States. These registration rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares of our common stock included in any such registration under certain circumstances. We are generally required to pay all expenses incurred in connection with registrations effected in connection with the following rights, excluding underwriting discounts and commissions. The registration rights described below shall not apply to shares of common stock that are eligible to be sold by persons who are not affiliates of the Company (as defined in Rule 144 of the Securities Act), and have not been affiliates of the Company during the preceding three months, pursuant to Rule 144(b)(1) under the Securities Act.

Demand Rights. Any holder or holders who collectively hold registrable securities representing at least 40% of the registrable securities then outstanding shall have the right, exercisable by written notice, to have us prepare and file a registration statement under the Securities Act covering the registrable securities that are the subject of such request; provided, that we are not obligated to prepare and file a registration statement if neither Form S-3 nor another short form registration statement is available to us, unless the registrable securities that are the subject of such request have an expected aggregate offering price to the public of at least $1,000,000. Subject to the foregoing, the holders shall be permitted one demand registration. In addition, under certain circumstances, the underwriters, if any, may limit the number of shares of our common stock included in any such registration, and we may postpone or suspend the filing or effectiveness of such registration.

Piggyback Rights. If at any time we propose to register our common stock under the Securities Act, other than in a registration statement relating solely to sales of securities to participants in a dividend reinvestment plan, or

Form S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to our existing stockholders or employees, we are required to (i) give prompt written notice to all holders of registrable securities of our intention to effect such a registration and (ii) include in such registration all registrable securities which are permitted under applicable securities laws to be included in the form of registration statement we select and with respect to which we have received written requests for inclusion therein within 30 days after the receipt of our notice. We shall have the right to postpone or withdraw any such registration without obligation to any stockholder. In addition, under certain circumstances, the underwriters, if any, may limit the number of shares of our common stock included in any such registration.

The information regarding the Fifth Amended and Restated Investor Right Agreement set forth in “Proposal 2: Issuance of Securities in the Financing” is incorporated herein by reference.

Transactions with Principal Stockholders

On June 11, 2013, we issued 326,860 shares of our common stock to Gilde Europe Food & Agribusiness Fund B.V. upon the net exercise of previously issued warrants to purchase shares of our common stock.

On December 3, 2014, we issued 113,989 shares of our common stock to entities affiliated with Flagship Ventures upon the net exercise of previously issued warrants to purchase shares of our common stock, including 49,392 shares issued to NewcoGen Group LLC, 52,095 shares issued to NewcoGen Equity Investors LLC, 6,226 shares issued to ST NewcoGen LLC and 6,276 shares issued to NewcoGen—Long Reign Holding LLC. Noubar B. Afeyan, Ph.D. and Harry W. Wilcox, two of our directors, are affiliated with each of these entities affiliated with Flagship Ventures.

The information relating to the financing with Flagship Ventures, which is the subject of “Proposal 2: Issuance of Securities in the Financing” is incorporated herein by reference.

Agreements with Directors and Executive Officers

Please see “Executive Compensation” for additional information regarding compensation of our executive officers and directors.

We have entered into agreements with our named executive officers. For information regarding these agreements, please refer to the section entitled “Executive Compensation — Narrative Disclosure to Summary Compensation Table.”

Our restated certificate of incorporation and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or officer, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Agreement with Our Former Chairman

In connection with the execution of the Securities Purchase Agreement by the Company and the Purchasers for the Financing that is the subject of Proposal 2 of this proxy statement effective as of May 12, 2015, Stéphane Bancel, who is affiliated with Flagship Ventures, resigned from the position of Chairman of our Board of Directors. Effective as of that time, our Board appointed Harry W. Wilcox, who is also affiliated with Flagship Ventures, to fill the vacancy created by Mr. Bancel’s resignation. The following disclosure describes our arrangement with Mr. Bancel prior to his resignation. Effective July 25, 2011 to November 1, 2013, Stéphane

Bancel, served as the Company’s Executive Chairman. Mr. Bancel’s arrangement with the Company as its Executive Chairman was a part-time, at-will commitment with no set term. In connection with the commencement of his duties as Executive Chairman, on July 25, 2011, Mr. Bancel was granted an option to purchase 235,390 shares of the Company’s common stock, at an exercise price of $8.11, which was the closing stock price on the date of grant. One-third of the shares subject to the option vested on the first anniversary of his appointment and the remaining two-thirds vested quarterly in equal amounts for the following eight quarters until it ceased vesting effective November 1, 2013 (as described below). In addition, Mr. Bancel received cash compensation of $150,000 per year for his participation in this role, which payments commenced on January 1, 2012, and he was eligible to earn an annual bonus of up to $50,000 per year based on performance criteria set by, and evaluated in the discretion of, our Board of Directors. Effective May 1, 2013, our Board of Directors amended Mr. Bancel’s agreement to convert the form of consideration payable under the consulting agreement from $150,000 in cash to $150,000 payable in stock options, subject to Mr. Bancel’s continued service as Executive Chairman under the consulting agreement. Mr. Bancel received a non-qualified stock option to purchase shares of our common stock equivalent to $37,500, granted on a quarterly basis on each May 1, August 1, November 1 and February 1, the number of shares underlying each such stock option was calculated by the Company based on a Black-Scholes calculation ( using the assumption the Company uses to determine the fair value of an option grant in accordance with the accounting rules) on the grant date at the beginning of each quarter for which Mr. Bancel provided services and each quarterly option vested as to 100% of the share underlying such option at the end of such quarter. Effective December 17, 2013, our Board of Directors terminated Mr. Bancel’s agreement and changed his role with the Company from Executive Chairman to Chairman of the Board with retroactive effect to November 1, 2013 and accordingly, as of November 1, 2013, Mr. Bancel (i) ceased vesting in the stock option that was granted to him on July 25, 2011, (ii) ceased receiving all other compensation set forth in his consulting agreement and (iii) began receiving compensation as Chairman of the Board under the Company’s non-employee director compensation policy, including $40,000 cash retainer per year, plus annual stock grants.

Policy for Approval of Related Person Transactions

Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than five percent of our securities, immediate family members of the foregoing persons and any other persons whom our Board of Directors determines may be considered related parties, has or will have a direct or indirect material interest.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the audit committee in some circumstances. No related party transaction shall be entered into prior to the completion of these procedures.

The audit committee or its chairman, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the audit committee shall participate in any review, consideration or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has determined that all of our directors other than Paul R. Sohmer, M.D., our President and Chief Executive Officer, are “independent directors” as defined by the applicable rules and regulations of NASDAQ.

PROPOSAL 1:

ELECTION OF DIRECTORS

On May 8, 2015, the Board of Directors nominated Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D., and Harrison M. Bains for election at the annual meeting. The Board of Directors currently consists of six members, classified into three classes as follows: Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D., and Harrison M. Bains constitute a class with a term ending at the 2015 annual meeting; Timothy Harris, Ph.D., D.Sc. constitutes a class with a term ending at the annual meeting of stockholders to be held in 2016; and Harry W. Wilcox and Paul R. Sohmer, M.D. constitute a class with a term ending at the annual meeting of stockholders to be held in 2017. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted (i) to set the size of the Board of Directors at six members and (ii) to nominate Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D., and Harrison M. Bains for election at the 2015 annual meeting for a term of three years to serve until the 2018 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class II director (Timothy Harris, Ph.D., D.Sc.) and the Class III directors (Harry W. Wilcox and Paul R. Sohmer, M.D.) will serve until the annual meetings of stockholders to be held in 2016 and 2017, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D., and Harrison M. Bains. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the votes cast for each nominee at the meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF NOUBAR AFEYAN, PH.D., STELIOS PAPADOPOULOS, PH.D., AND HARRISON M. BAINS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:

ISSUANCE OF SECURITIES IN THE FINANCING

The stockholders of the Company are being asked to approve the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of the Company’s secured convertible promissory notes (the “Notes”), and shares of common stock issuable upon conversion of Series A Preferred Stock pursuant to the Securities Purchase Agreement, dated as of May 12, 2015 (the “Purchase Agreement”) by and among the Company and certain affiliates of Flagship Ventures (the “Financing”). Flagship Ventures is a collection of funds dedicated to investing in therapeutics, life science tools & diagnostics, and bioenergy/cleantech companies. The following Flagship funds are existing holders of the Notes and will be purchasing shares of Series A Preferred Stock in the Financing: Applied Genomic Technology Capital Fund, L.P., AGTC Advisors Fund, L.P. and Flagship Ventures Fund 2007, L.P. (the “Purchasers”).

Noubar Afeyan, Ph.D., one of our directors, is the director of Flagship Ventures Management, Inc., of which NewcoGen Group, Inc. is a wholly-owned subsidiary. NewcoGen Group, Inc. is the general partner of AGTC Partners, L.P., which is the general partner of Applied Genomic Technology Capital Fund, L.P. and AGTC Advisors Fund, L.P. In addition, Dr. Afeyan and Edwin M. Kania, Jr. are managers of Flagship Ventures 2007 General Partner, LLC, which is the general partner of Flagship Ventures Fund 2007, L.P. In addition, Harry W. Wilcox, one of our directors, is Chief Operating Officer and General Partner of Flagship Ventures.

Pursuant to the terms and subject to the conditions contained in the Purchase Agreement, on May 12, 2015 (the “Initial Closing”) the Company issued and sold to the Purchasers the Notes in the aggregate principal amount of $500,000. Pursuant to the terms of the Purchase Agreement, and subject to the approval of the Company’s stockholders at the Company’s annual meeting of stockholders and the satisfaction or waiver of other closing conditions, the Company has agreed to issue and sell to the Purchasers $2,000,000 of shares of newly created Series A Preferred Stock of the Company at a closing (the “Second Closing”) to be held following the annual meeting of stockholders.

The Special Financing Committee of our Board of Directors, which is comprised of all of the members of our Board of Directors other than those directors affiliated with Flagship Ventures (the “Special Financing Committee”), has unanimously approved the Purchase Agreement and the issuance of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of the Notes, and shares of common stock issuable upon conversion of Series A Preferred Stock pursuant to the Purchase Agreement, and recommended that the issuance of such securities pursuant to the Purchase Agreement be presented to the Company’s stockholders for approval in order to comply with the stockholder approval requirements of The NASDAQ Capital Market. In addition, in accordance with our policy for approval of related person transactions, the Audit Committee of our Board of Directors unanimously approved the Financing as being in the best interests of our stockholders relative to all other financing alternatives available to us.

Necessity of Stockholder Approval

As a result of being listed for trading on The NASDAQ Capital Market, issuances of the Company’s common stock are subject to the NASDAQ Stock Market Rules, including NASDAQ Listing Rules 5635(b), 5635(c) and 5635(d). Under NASDAQ Listing Rule 5635(b), stockholder approval must be sought in connection with a change of control (as defined by NASDAQ) of a listed company, which is the issuance of common stock or securities convertible into or exercisable for common stock by a listed company to an investor or a group who, following such issuance, would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position in the company following the transaction. Under NASDAQ Listing Rule 5635(c), stockholder approval must be sought in connection with the issuance of common stock or securities convertible into or exercisable for common stock by a listed company to its officers, directors, employees, or consultants, in a private placement at a price less than the market value of the stock, which NASDAQ considers to be a form of “equity compensation” requiring shareholder approval. Under NASDAQ Listing Rule 5635(d), stockholder approval must be sought in connection with the sale, issuance or potential issuance by a listed company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Financing triggers these NASDAQ rules because the Purchasers and their affiliates currently own less than 20% of the outstanding shares of our common stock, but following the issuance of the securities in the Financing, may own or have the right to acquire more than 20% and would be the company’s largest shareholder following the Financing, the Series A Preferred Stock is being sold to the Purchasers in a private placement at a price less than the market value of our common stock at the time we entered into the Purchase Agreement, and our directors Noubar Afeyan, Ph.D. and Harry W. Wilcox are affiliated with the Purchasers and therefore may be deemed to be receiving equity compensation in the Financing.

Pursuant to the terms of the Financing, we agreed that the price per share at which the Series A Preferred Stock will be sold at the Second Closing will be the lesser of (a) 85% of the arithmetic average of the volume-weighted average price of the common stock on each of the ten trading days immediately preceding the date of the Second Closing and (b) $0.67 per share (subject to appropriate adjustment for any stock split or similar adjustment affecting the common stock). The closing price per share of our common stock on The NASDAQ Capital Market on May 11, 2015 was $0.80. Assuming that the purchase price of the Series A Preferred Stock is $0.67 per share, we expect to issue approximately 2,985,074 shares of Series A Preferred Stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement). In addition, at the Second Closing, the $500,000 in aggregate principal amount of secured convertible promissory notes, plus accrued but unpaid interest thereon, that we issued at the initial closing under the Purchase Agreement, will convert into approximately 755,721 shares of Series A Preferred Stock, assuming the purchase price of the Series A Preferred Stock is $0.67 per share and the Second Closing occurs on July 8, 2015. Based on these assumptions, as of July 8, 2015, the aggregate of 3,740,795 shares of Series A Preferred Stock that we expect to issue at the Second Closing will be convertible into 3,740,795 shares of common stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement), but could be convertible into 20% or more of our common stock outstanding, based on the purchase price of the Series A Preferred Stock in the Financing. In addition, the purchasers of the Series A Preferred Stock and the holders of the secured convertible promissory notes that will convert into shares of Series A Preferred Stock at the Second Closing are Applied Genomic Technology Capital Fund, L.P., AGTC Advisors Fund, L.P. and Flagship Ventures Fund 2007, L.P., which are each affiliates of Flagship Ventures and one of our directors, Dr. Afeyan, beneficially owns the securities held by these funds. In addition, Mr. Wilcox, one of our directors, is Chief Operating Officer and General Partner of Flagship Ventures. As a result, we are seeking stockholder approval of the issuance of the Series A Preferred Stock in the Financing to satisfy the stockholder approval requirements of NASDAQ Listing Rules 5635(b), 5635(c) and 5635(d).

Series A Preferred Stock

The following summary of the Purchase Agreement and the Certificate of Designations is qualified by reference to the complete text of the Purchase Agreement and Certificate of Designations, respectively, which are incorporated by reference herein and attached hereto as Annexes A and B, respectively:

Ranking: The Series A Preferred Stock will rank senior in preference and priority to the common stock and each other class or series of capital stock of the Company, except for any class or series of capital stock issued in compliance with the terms of the Certificate of Designations.

Dividends: The holders of Series A Preferred Stock will be entitled to receive, out of funds legally available for the payment of dividends under Delaware law, cumulative dividends that accrue daily at an annual rate of 8%, compounded and payable quarterly in cash or in additional shares of Series A Preferred Stock at the election of each holder. The holders of Series A Preferred Stock will also be entitled to participate in cash dividends and in-kind distributions made on shares of common stock.

Liquidation Preference: Upon liquidation, including deemed liquidations pursuant to a merger, consolidation or a sale of all or substantially all of our assets, the holders of Series A Preferred Stock will be entitled to be paid first out of any proceeds in an amount per share equal to the price at which shares of Series A Preferred Stock were sold in the Financing, plus all accrued but unpaid dividends on each share of Series A Preferred Stock, and prior to payment of any amounts on our common stock. Thereafter, the holders of Series A Preferred Stock will also share pro rata on an as converted to common stock basis in payments made to the holders of our common stock. Accordingly, the holders of the Series A Preferred Stock will be entitled to receive the proceeds out of any sale or liquidation of the Company before any such proceeds are paid to holders of our common stock and then share in any proceeds paid to holders of our common stock. As a result, only the sale or liquidation proceeds in excess of the liquidation preference plus accrued but unpaid dividends would be available for distribution to holders of our common stock. On November 13, 2014, we announced that we engaged Stifel Nicolaus & Company, Incorporated (“Stifel”) as our financial advisor to assist us to explore and consider a full range of strategic alternatives available to us to enhance shareholder value. Strategic alternatives could include possible joint ventures, strategic partnerships or alliances, a merger or sale of the Company or other possible transactions. We remain engaged in this process, but there can be no assurance that this process will result in any definitive initiatives, agreements or transactions.

Conversion and Anti-Dilution Protection. Each share of Series A Preferred Stock is initially convertible into one share of common stock at any time at the option of each holder and automatically upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The conversion price will be subject to adjustment as described below in the event that the Company issues other securities at a price per share less than the conversion price of the Series A Preferred Stock then in effect, subject to specified exceptions, and is also subject to adjustment in connection with stock splits, combinations, dividends and other corporate transactions affecting the common stock. The rights, preferences and privileges of the Series A Preferred Stock include full-ratchet anti-dilution protection until the first anniversary of the date that the Series A Preferred Stock is issued and weighted-average anti-dilution protection thereafter.

Voting Rights: Holders of Series A Preferred Stock will be entitled to vote with the holders of the common stock on an as-converted basis, except that no holder of Series A Preferred Stock will be entitled to cast votes for the number of shares of common stock issuable upon conversion of the Series A Preferred Stock held by such holder that exceeds (subject to a proportionate adjustment in the event of a stock split, stock dividend, combination or other proportionate recapitalization) the quotient of (A) the aggregate purchase price paid by such holder for its Series A Preferred Stock, divided by (B) the greater of (i) $0.80, which was the closing price of the common stock on May 11, 2015, the trading day before the date of the Purchase Agreement, and (ii) the closing price of the common stock on the trading day immediately prior to the date its Series A Preferred Stock is issued. In addition, prior to the conversion of the Series A Preferred Stock, the consent of the holders of at least a majority of the Series A Preferred Stock then outstanding, voting together as a single class, will be required for the Company to take certain actions, including, among other things: liquidating, dissolving or winding up the business and affairs of the Company or effecting any merger, consolidation or other liquidation event; amending, altering or repealing any provision of the Certificate of Incorporation, the Certificate of Designations or the Bylaws of the Company; creating or authorizing any class or series of capital stock ranking senior to or on parity with the Series A Preferred Stock or increasing the number of authorized shares of Series A Preferred Stock; purchasing, redeeming, paying or declaring dividends on any shares of capital stock of the Company, with certain exceptions; increasing or decreasing the size of the Board of Directors; and specified other matters.

Redemption: Unless prohibited by Delaware law, beginning on March 31, 2016, the holders of Series A Preferred Stock will have the right to require the Company to redeem the shares of Series A Preferred Stock, in whole or in part, in cash for a price per share equal to the greater of (i) the then current fair market value of the Series A Preferred Stock and (ii) the Accrued Value (as defined in the Certificate of Designations) plus the amount of any accrued and unpaid dividends thereon. The redemption right will expire if the Company closes a single or a series of related capital raising transactions in which the Company issues its capital stock to investors resulting in gross proceeds to the Company of at least $5.5 million in the aggregate, excluding the conversion of any indebtedness and inclusive of the Series A Preferred Stock issuable pursuant to the Purchase Agreement. In addition, holders of Series A Preferred Stock will have redemption rights in connection with specified change of control transactions of the Company.

Effect of Financing on Current Stockholders

If completed, assuming that the Purchase Price of the Series A Preferred Stock is $0.67 per share, we expect to issue approximately 2,985,074 shares of Series A Preferred Stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement). In addition, at the Second Closing, the $500,000 in aggregate principal amount of secured convertible promissory notes, plus accrued but unpaid interest thereon, that we issued at the initial closing under the Purchase Agreement, will convert into approximately 755,721 shares of Series A Preferred Stock, assuming the purchase price of the Series A Preferred Stock is $0.67 per share and the Second Closing occurs on July 8, 2015. Based on these assumptions, as of July 8, 2015, the aggregate of 3,740,795 shares of Series A Preferred Stock that we expect to issue at the Second Closing will be convertible into 3,740,795 shares of common stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement), which would represent approximately 9.7% of our issued and outstanding capital stock as of July 8, 2015. The holders of Series A Preferred Stock will be entitled to vote with the holders of common stock on an as-converted basis, except that no holder of Series A Preferred Stock will be entitled to cast votes for the number of shares of common stock issuable upon conversion of the Series A Preferred Stock held by such holder that exceeds (subject to a proportionate adjustment in the event of a stock split, stock dividend, combination or other proportionate recapitalization) the quotient of (A) the aggregate purchase price paid by such holder for its Series A Preferred Stock, divided by (B) the greater of (i) $0.80, which was the closing price of the common stock on May 11, 2015, the trading day before the date of the Purchase Agreement, and (ii) the closing price of the common stock on the trading day immediately prior to the date its Series A Preferred Stock is issued. Therefore, on the date of the issuance of the Series A Preferred Stock, the holders thereof will have approximately 21.8% of the voting power of the Company. Each share of Series A Preferred Stock is initially convertible into one share of common stock at any time at the option of each holder and automatically upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock. The conversion price will be subject to adjustment on a full-ratchet basis until the first anniversary of the Series A Preferred Stock issuance date and on a weighted-average basis thereafter in the event that we issue other securities at a price per share less than the conversion price of the Series A Preferred Stock then in effect, subject to specified exceptions, and is also subject to adjustment in connection with stock splits, combinations, dividends and other corporate transactions affecting the common stock.

Set forth below are the prospective Purchasers of the Series A Preferred Stock in the Financing. The Purchasers, which are funds affiliated with Flagship Ventures and our directors Dr. Afeyan and Mr. Wilcox, will purchase an aggregate of $2,000,000 of our Series A Preferred Stock, plus the conversion of $500,000 in aggregate principal amount of our issued and outstanding Notes, plus accrued and unpaid interest thereon, which will be converted at the time of the Second Closing of the Financing. Because we do not know when the Second Closing will occur, we are unable to determine the amount of interest that will accrue on the outstanding principal amount of the Notes, so the table below assumes the Second Closing occurs on July 8, 2015. As mentioned above, the Purchasers consist of the following Flagship Ventures entities: Applied Genomic Technology Capital Fund, L.P., AGTC Advisors Fund, L.P. and Flagship Ventures Fund 2007, L.P. The table below also sets forth the shares of Series A Preferred Stock to be issued by the Company at the Second Closing of the Financing, and the potential ownership and voting power on the day of the Second Closing of the Financing:

Name of Purchaser	Principal Amount of Notes	Aggregate Purchase Price of Series A Preferred Stock	Series A Preferred Stock (pre-reverse split) (1)	Potential Ownership (2)	Voting Power at Closing (2)
Flagship Ventures	$500,000	$2,000,000	3,740,795	23%	21.8%

(1)	Includes 755,721 shares of Series A Preferred issuable upon conversion of the Notes, including accrued but unpaid interest thereon, assuming the purchase price of the Series A Preferred Stock is $0.67 per share and the Second Closing occurs on July 8, 2015.
(2)	Based on shares of Series A Preferred Stock issued and outstanding immediately following the Second Closing of the Financing, assuming the Second Closing occurs on July 8, 2015.

Structure of the Financing and Terms of Outstanding Debt Securities

Subject to the approval of this Proposal 2, at the Second Closing the Notes will be automatically converted pursuant to their terms into that number of shares of Series A Preferred Stock equal to the principal amount of the Notes plus all accrued but unpaid interest thereon divided by the purchase price of the Series A Preferred Stock. The Notes will not be convertible into shares of Series A Preferred Stock unless and until the Company’s stockholders approve the issuance of shares of Series A Preferred Stock and the Second Closing is consummated. If the Notes have not been repaid or converted prior to the earlier of September 30, 2015 and the date the Company terminates the Purchase Agreement in accordance with its terms, the Company will be obligated to repay the outstanding principal amount of the Notes plus any accrued but unpaid interest thereon. In addition, in the event of a Change of Control (as defined in the Notes), the holders of the Notes will be entitled to the payment of a premium equal to two times the outstanding principal amount of the Notes, in addition to the payment of principal and accrued but unpaid interest thereon prior to any payments to holders of our common stock. On November 13, 2014, we announced that we engaged Stifel as our financial advisor to assist us to explore and consider a full range of strategic alternatives available to us to enhance shareholder value. Strategic alternatives could include possible joint ventures, strategic partnerships or alliances, a merger or sale of the Company or other possible transactions. We remain engaged in this process, but there can be no assurance that this process will result in any definitive initiatives, agreements or transactions.

Contemporaneously with the execution and delivery of the Purchase Agreement and the issuance of the Notes by the Company to the Purchasers, the Company and the Purchasers entered into a Security Agreement (the “Security Agreement”), dated May 12, 2015, pursuant to which the Company granted to the Purchasers a security interest in substantially all of the Company’s assets, other than the Company’s intellectual property, to secure the Company’s obligations under the Notes. Pursuant to the terms of the Security Agreement, the Company’s intellectual property will become subject to the security interest granted by the Company to the Purchasers upon repayment of all amounts owed under the GECC Agreement. Pursuant to a Subordination and Intercreditor Agreement by and between the Company, the Purchasers and GECC, dated May 12, 2015, entered into contemporaneously with the execution and delivery of the Purchase Agreement, the Company’s obligations under the Notes are subordinated to the Company’s obligations under the GECC Agreement and the security interest granted by the Company to the Purchasers to secure the Company’s obligations under the Notes is subordinated to the security interest granted by the Company to GECC to secure the Company’s obligations under the GECC Agreement. In connection with the entry into the Purchase Agreement, the Company and GECC amended the GECC Agreement (the “GECC Amendment”), dated May 12, 2015, to, among other things, permit the Company to enter into the Purchase Agreement and related agreements.

If the issuance of the securities at the Second Closing of the Financing is approved and all of the shares of Series A Preferred Stock are issued, current holders of our outstanding common stock will be subject to immediate and significant dilution of their investment.

Factors Considered by our Board of Directors in Recommending the Financing

In developing and arriving at its recommendation to the stockholders to vote in favor of the Financing, our Board of Directors, including the members of the Special Financing Committee and the Audit Committee, explored several alternatives to achieve the Company’s financing requirements, including, among others, the Company’s existing secured term loan facility with GECC, the Company’s purchase agreement with Aspire Capital, the baby shelf limitations encumbering the Company’s existing shelf registration statement on Form S-3, alternative private placement transactions with investors other than those participating in the Financing, as well as potential royalty monetization transactions.

For each of these alternatives, our Board of Directors, including the members of the Special Financing Committee and the Audit Committee, considered the following factors:

•	the extent to which each financing alternative increases and maximizes stockholder value;

•	the effect that each financing alternative would have on the Company’s ability to regain compliance with the NASDAQ Listing Rules;

•	the degree of execution risk with each of the financing alternatives;

•	the degree to which each financing alternative was dependent upon market certainty and how the passage of time might adversely impact the likelihood of closing a transaction;

•	the timing of anticipated public announcements that may impact the Company’s stock price relative to closing each financing alternative;

•	the amount of time needed to complete each such financing alternative;

•	the dilution to existing stockholders for each financing alternative;

•

the extent to which each financing alternative satisfies the Company’s financing needs and the likelihood of achieving the milestones anticipated to be achieved within the timeframe through which the cash extends the Company’s operations;

•	the need for third party engagement to consummate each financing alternative and the degree of due diligence that may be required to close such financing alternative;

•	the expenses of the transaction, including third party costs (banker, finder, legal and other costs); and

•	other factors, costs, benefits, restrictions and limitations that may have applied uniquely to the particular financing alternative.

After careful consideration and weighing of each of the potential financing alternatives against each of these factors, the Board determined that the Financing provides the best opportunity to enable the Company to move forward in an environment in which financing is generally difficult for small-cap companies. Furthermore, the Board believes that completing the Financing and effecting the reverse stock split offers the Company the best opportunity to regain compliance with the NASDAQ Listing Rules.

Timing of Closing

The Second Closing will occur promptly following the date on which the last of the conditions set forth in the Purchase Agreement has been satisfied or waived, but in any event within three business days after approval of this Proposal 2 at the annual meeting of stockholders.

Conditions to the Completion of the Financing

The obligations of the Company and the Purchasers to consummate the Second Closing of the Financing are subject to the satisfaction or, to the extent legally permissible, waiver of certain conditions, including, among other things:

•	receipt by the Purchasers of an opinion of counsel to the Company regarding the Financing;

•	filing of the Certificate of Designations with the Secretary of State of the State of Delaware;

•	execution and delivery of the Investor Rights Agreement and form of indemnification agreement for the Preferred Elected Director (defined below);

•	approval by the stockholders of the issuance of the shares of Series A Preferred Stock at the Second Closing pursuant to the Purchase Agreement;

•	delivery of officer’s and secretary’s certificates by the Company;

•	accuracy as of the closing in all respects of the representations and warranties made by each party to the extent specified in the Purchase Agreement; and

•	performance of all covenants, agreements, obligations and conditions of each party required to be performed or complied with on or prior to the Second Closing by the Purchase Agreement.

Certain Covenants

Each of the Company and the Purchasers has undertaken certain covenants in the Purchase Agreement. The following summarizes the more significant of these covenants.

Stockholder Approval. The Company has agreed to use its best efforts to obtain stockholder approval of the issuance of the shares of Series A Preferred Stock at the Second Closing pursuant to the Purchase Agreement.

Listing of Common Stock. The Company agreed to, promptly following the Second Closing, take all necessary action to cause the shares issuable upon conversion of the Series A Preferred Stock to be approved for listing on NASDAQ (or any other exchange to which the Company applies to have its common stock listed). The Company also agreed to use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under its Bylaws or the rules of such exchange.

Pre-Emptive Rights. Subject to applicable securities laws, if the Company proposes to offer or sell equity securities to investors in a single or series of related capital raising transactions on or before the Second Closing, the Company will offer to the Purchasers the right to participate in such alternative financing and to purchase up to $2.5 million of the equity securities offered in the alternative financing on the same terms and conditions as the investors participating in the alternative financing.

Board of Directors. Following the Second Closing of the Financing, the Purchasers will be entitled to nominate one director (the “Preferred Elected Director”) to our Board of Directors. Subject to applicable law, including the rules of the SEC and The NASDAQ Capital Market, the Preferred Elected Director will be entitled to serve as a member of each committee of the Board, including the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Preferred Elected Director will be entitled to benefits under the Company’s director and officer insurance policy and that the Preferred Elected Director and the

Company will enter into the Company’s standard form of director indemnification agreement. The Purchasers’ right to nominate a Preferred Elected Director will terminate if less than 20% of the shares of Series A Preferred Stock issued under the Purchase Agreement are no longer outstanding.

Representations and Warranties

The Purchase Agreement contains representations and warranties made by the Company to the Purchasers. The most significant of these relate to:

•	organization, standing and qualification of the Company;

•	capitalization;

•	corporate authorization to enter into the Financing;

•	exemption from registration requirements of the securities issued in the Financing;

•	absence of any breach or violation of organizational documents, law or certain material agreements as a result of the Financing;

•	required consents and permits;

•	filing of reports with the SEC and financial statements;

•	litigation;

•	absence of changes;

•	compliance with law;

•	intellectual property;

•	employee benefits;

•	labor relations;

•	taxes;

•	no brokers;

•	subsidiaries;

•	environmental matters;

•	title to assets;

•	insurance;

•	material contracts;

•	absence of rights of first refusal;

•	Food and Drug Administration regulatory compliance; and

•	data privacy.

In addition, each Purchaser represents and warrants to the Company as to certain other matters, including:

•	organization and authorization to enter into the Financing;

•	absence of any breach or violation of organizational documents, law or certain material agreements as a result of the Financing;

•	required consents;

•	investment intent;

•	“accredited investor” status;

•	experience and sophistication in business and financial matters; and

•	acknowledgment that the securities issued in the Financing are not registered under the Securities Act;

Expenses

The Company has agreed to reimburse the Purchasers for all reasonable, documented out-of-pocket costs and expenses of the Purchasers and their advisors incurred in connection with the Financing. The Company estimates that the reimbursable expenses described above will total approximately $150,000, assuming that the Second Closing of the Financing is completed. The Company also agreed to reimburse the Preferred Elected Director for his or her reasonable, documented out-of-pocket expenses incurred for purpose of attending meetings of our Board of Directors or its committees in accordance with the Company’s reimbursement policies in effect from time to time.

Amendments and Waivers

Any provision of the Purchase Agreement may be amended or waived if the amendment or waiver is in writing and signed by the Company and all Purchasers (or, in the case where amendments and waivers specifically require or permit an amendment or waiver by the Purchasers as a group, (i) the holders of a majority of the outstanding shares of Series A Preferred Stock, if after the Second Closing, and (ii) the holders of a majority of the outstanding aggregate principal amount of the Notes, if prior to the Second Closing).

Termination

Under the terms of the Purchase Agreement, the Company may terminate the agreement, if, at any time prior to the Company stockholders’ approval of the issuance of the Series A Preferred Stock, the Board changes its recommendation to the stockholders of the Company and recommends that stockholders vote against the consummation of the transactions at the Second Closing and the issuance of the shares of Series A Preferred Stock to the Purchasers at the Second Closing. In the event of such termination, the Company has agreed to pay the Purchasers a termination fee of $100,000 plus the Purchasers’ reasonable, documented fees and expenses. The Purchase Agreement may also be terminated by written consent of the Company and (i) the holders of a majority of the outstanding principal amount of the Notes, if prior to the Second Closing, or (ii) the holders of a majority of the outstanding shares of Series A Preferred Stock (determined on an as-converted to common stock basis), if after the Second Closing.

Registration Rights Agreement Related to the Financing

In connection with the Second Closing, the Company will also enter into a Fifth Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) with the Purchasers as well as the stockholders who hold shares of common stock that are registrable securities (the “Prior Registrable Securities) under the Company’s existing Fourth Amended and Restated Investor Rights Agreement dated as of July 10, 2008 (the “Existing IRA”). Under the terms of the Investor Rights Agreement, the Existing IRA will be amended and restated to grant certain demand and piggyback registration rights with respect to the shares of common stock issuable upon conversion of the Series A Preferred Stock. These registration rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares of our common stock included in any such registration under certain circumstances. The Company is generally required to pay all expenses incurred in connection with registrations effected in connection with the registration rights, excluding underwriting discounts and commissions.

Ownership of the Company’s Executive Officers and Directors

In considering the recommendation of the Company’s Board of Directors that the Company’s stockholders vote FOR the issuance of securities in the Financing pursuant to the Purchase Agreement, stockholders should be aware that as of June 1, 2015, all executive officers and directors of the Company, together with their affiliates, beneficially owned as a group approximately 18.3% of the shares of common stock entitled to vote at the Company’s annual meeting. The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to approve the issuance of the shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of the Notes and common stock issuable upon conversion of the Series A Preferred Stock pursuant to the Purchase Agreement.

Board Membership and New Director Following the Financing

The Purchasers will be entitled to nominate one director (the “Preferred Elected Director”) to our Board of Directors. Currently, the size of our Board of Directors has been fixed at six (6) persons. In connection with the Initial Closing of the Financing effective as of May 12, 2015, Stéphane Bancel, who is affiliated with Flagship Ventures, resigned from the Board of Directors, effective as of the date of the Initial Closing. Effective as of that time, our Board appointed Harry W. Wilcox, also an affiliate of Flagship Ventures, to fill the vacancy created by Mr. Bancel’s resignation. It is anticipated that following the Second Closing of the Financing and the issuance of the Series A Preferred Stock, Mr. Wilcox will remain on the Board and his seat will transition into that of the Preferred Elected Director. Subject to applicable law and stock exchange requirements, the Series A Director will also be entitled to serve as a member of each committee of the Board. The rights to nominate a Preferred Elected Director will terminate if less than 20% of the shares of Series A Preferred Stock issued under the Purchase Agreement remain outstanding.

Listing of BG Medicine Common Stock

The shares of the Company’s common stock to be issued upon conversion of Series A Preferred Stock issued in the Financing and conversion of Series A Preferred Stock underlying the Notes issued in the Financing will be listed on The NASDAQ Capital Market under the symbol “BGMD.”

Use of Proceeds

We expect to receive approximately $2.3 million in net proceeds from the sale of Series A Preferred Stock in the Financing, including the conversion of the Notes, as discussed elsewhere in this proxy statement. We currently intend to use the net proceeds from the Financing to repay the remaining balance under our existing secured term loan facility with General Electric Capital Corporation and for general corporate purposes, which we currently expect to be comprised of salary, lease payments, prosecution and administration of our intellectual property, insurance, travel, legal and accounting costs, and other general administrate expenses, as well as capital expenditures and working capital.

This expected use of net proceeds represents our current intentions based upon our present plans and business conditions. The amounts and timing of our actual expenditures will depend on numerous factors, including the level of support required by Abbott for a successful launch of the first automated assay for galectin-3 testing in the United States; the level of support required to assist our other automated partners to finalize product development and obtain regulatory clearance of their automated assays in the United States; the level of support required by our other automated partners for successful launches of their automated assays in the United States; actions that we may need to take in order to obtain regulatory clearance for an additional indication (elevated risk for near-term adverse events) for our BGM Galectin-3 Test in light of uncertainty around the timing and potential feedback we may receive from the FDA; the level of activity required to maintain our manual microtiter plate business; our ability to minimize administrative functions; and any other unforeseen cash needs. As a result, management will retain broad discretion over the allocation of the net proceeds from this offering. We do not expect the net proceeds and our other available funds to be sufficient to obtain profitability, and we expect that we will need to raise additional funds to reach cash flow breakeven. We have no current plans, agreements or commitments for acquisitions of any businesses, products or technologies.

Votes Required to Approve the Issuance of Securities in the Financing Pursuant to the Purchase Agreement

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to approve the issuance of securities in the Financing pursuant to the Purchase Agreement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN THE FINANCING PURSUANT TO THE PURCHASE AGREEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ISSUANCE OF SECURITIES IN THE FINANCING UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3:

REVERSE STOCK SPLIT

General

At our 2015 annual meeting of stockholders, holders of our common stock are being asked to approve the proposal that Article Fourth of our Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between two (2) and six (6), such number consisting of only whole shares, into one (1) share of common stock). The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Annex C. If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of The NASDAQ Capital Market. Even if the stockholders approve the reverse stock split, the Company reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of the Company and its stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of BG Medicine and its stockholders, will be effected, if at all, at a time that is not later than December 31, 2015.

The proposed amendment to our Restated Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. As of the date of this proxy statement, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split, or than as described in Proposal 2 to this proxy statement.

Purpose

On May 8, 2015, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:

•

the Board of Directors believes that effecting the reverse stock split may be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on The NASDAQ Capital Market; and

•	the Board of Directors believes that a higher stock price may help generate investor interest in the Company, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The NASDAQ Capital Market, as to which no assurance can be given, the Board of Directors believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.

NASDAQ Requirements for Continued Listing

Our common stock is quoted on The NASDAQ Capital Market under the symbol “BGMD.” One of the requirements for continued listing on The NASDAQ Capital Market is maintenance of a minimum closing bid price of $1.00. On May 11, 2015, the closing market price per share of our common stock was $0.80, as reported by The NASDAQ Capital Market, and the price has been below $1.00 for more than 30 consecutive trading days.

On September 5, 2014, we received a letter from NASDAQ indicating that for the last 30 consecutive business days, the bid price of our common shares closed below the minimum $1.00 per share requirement pursuant to

NASDAQ Listing Rule 5550(a)(2) for continued listing on The NASDAQ Capital Market. In accordance with NASDAQ Listing Rule 5810(c)(3)(A), we had an initial grace period of 180 calendar days, or until March 4, 2015, to regain compliance with the minimum bid price requirement. On March 10, 2015, we received a letter from NASDAQ indicating that because the Company did not maintain a minimum closing bid price of $1.00 and did not meet the minimum $2.5 million in stockholders’ equity, as required by NASDAQ Listing Rules 5550(a)(2) and 5550(b)(1), respectively, the Company’s common stock would be subject to delisting unless we timely requested a hearing before the NASDAQ Listing Qualifications Panel, or the Panel. We requested a hearing and on April 16, 2015, we participated in a hearing before the Panel during which we set forth our plan to regain compliance with the NASDAQ Listing Rules, which includes effecting the reverse stock split of our common stock for which we are seeking stockholder approval in this Proposal 3. We cannot be sure that our share price will comply with the requirements for continued listing of our common shares on The NASDAQ Capital Market in the future or that we will comply with the other continued listing requirements, including the stockholders’ equity requirement. If our common shares lose their status on The NASDAQ Capital Market, our common shares would likely trade in the over-the-counter market.

If our shares were to trade on the over-the-counter market, selling our common shares could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

Such delisting from The NASDAQ Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board of Directors approved the reverse stock split as a potential means of increasing the share price of our common stock to above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with NASDAQ requirements.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board of Directors considered that the Company’s common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•

the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	our ability to conduct future financings will be enhanced; and

•

the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading on The NASDAQ Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of our Restated Certificate of Incorporation relating to our authorized capital to incorporate the following paragraph:

“Upon the effectiveness of the certificate of amendment to the restated certificate of incorporation containing this sentence, each [two (2), three (3), four (4), five (5) or six (6), as determined by the Board of Directors following stockholder approval] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [the date on which the certificate of amendment is filed], the effective date of a reverse stock split (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share of Common Stock shall, in lieu of such fractional share, be entitled to receive one whole share of Common Stock by virtue of rounding up such fractional share to the next highest whole share.”

The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share that would be rounded up to the next highest whole share. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, and assuming we are successful in any NASDAQ delisting appeals process, our common stock will continue to be listed on The NASDAQ Capital Market, under the symbol “BGMD,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including two (2) and six (6) into one (1) share. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the certificate of amendment is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. The Company will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split, if at all, until a time that is not later than December 31, 2015 without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company or its exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, to receive one whole share of common stock by virtue of rounding up such fractional share to the next highest whole share. The ownership of such a whole share will give the holder thereof the same voting, dividend, and other rights as are held by other holders of common stock.

Stockholders should be aware that receipt of a whole share of common stock resulting from the rounding up of a fractional share interest to the next highest whole share may have tax consequences. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between 17,300 and 28,900 of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value

The proposed amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of BG Medicine capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of BG Medicine capital stock that is for United States federal income tax purposes:

(i) an individual citizen or resident of the United States;

(ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii) an estate with income subject to United States federal income tax regardless of its source; or

(iv) a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds BG Medicine capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular BG Medicine stockholder or to BG Medicine stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or BG Medicine stockholders holding their shares of BG Medicine capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a BG Medicine stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

•	A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

•

A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to approve the amendment to our Restated Certificate of Incorporation to effect the reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS DISCRETION TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN 1:2 AND 1:6, SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2015. The Board proposes that the stockholders ratify this appointment. Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2014. We expect that representatives of Deloitte & Touche LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Deloitte & Touche LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2015.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2014 and December 31, 2013, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2014	2013
Audit fees(1):	$454,100	$450,400
Tax fees(2):	30,000	36,920
All other fees(3):	2,000	2,000
Total:	$486,100	$489,320

(1)	Audit fees consisted of audit work performed in the preparation of financial statements.
(2)	Tax fees consist principally of assistance with matters related to tax compliance and reporting.
(3)	All other fees consist principally of technical library subscription fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5:

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

AS DISCLOSED IN THIS PROXY STATEMENT

As required by Section 14A of the Exchange Act, we are seeking your advisory vote on our executive compensation arrangements. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Executive Compensation section, the accompanying compensation tables and the related narrative disclosure of this proxy statement with respect to our named executive officers. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Base salaries of our named executive officers are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for similar executives at the time of hire. The base salaries of our named executive officers currently measure at approximately the 25th percentile of the range of salaries for executives in similar positions and with similar responsibilities in the biotechnology companies of similar size to us represented in the compensation data we review. Base salaries of our named executive officers are reviewed annually as part of our performance management evaluation process and may be increased for merit reasons, based on whether corporate goals were achieved and the named executive officer’s contribution toward meeting the corporate goals and success in meeting or exceeding individual performance goals. We also assess whether there are any significant differences in how a person is compensated compared to industry benchmarks by utilizing data from the Radford Report to benchmark the biotechnology industry. If through this assessment we determine that an employee’s compensation is below a certain benchmark level, we may recommend a market adjustment.

Bonus targets for our named executive officers range from 35% to 50% of their base salaries. Annual bonuses granted to our named executive officers, including our President and Chief Executive Officer, are primarily tied to the achievement of the corporate goals and, to a lesser extent, by individual goals. The amount of a named executive officer’s bonus compensation typically increases in relation to such named executive officer’s responsibilities and their ability to influence the Company’s achievement of its corporate goals. Our Compensation Committee believes that making a significant portion of a named executive officer’s bonus contingent on corporate performance more closely aligns the named executive officer’s interests with those of our stockholders. After determining the degree of achievement by the Company of its corporate goals, our Compensation Committee considers each executive’s progress toward the Company’s achievement of its goals.

Our Compensation Committee engaged Radford, an Aon Hewitt company, as its independent compensation consultant to provide various services and analyses with respect to the cash and equity compensation for our executive officers relative to their performance during fiscal 2013 and fiscal 2014. Notwithstanding the analyses provided by Radford, our Compensation Committee determined that the recommendations supported by the analyses were outweighed by the Company’s overall financial results for fiscal 2013 and fiscal 2014, the Company’s business performance measured against its corporate goals for these two years, a continued focus on conserving cash for the Company’s commercial operations and the Company’s stock price. Therefore, in February 2014, based on the Company’s performance during fiscal 2013 and again in February 2015, based on the Company’s performance during fiscal 2014, our Compensation Committee determined that no salary increases would be made and no bonuses would be paid to our named executive officers.

The following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2015 annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement.”

The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on our website at investor.bg-medicine.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors or principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2016 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than February 10, 2016. To be considered for presentation at the 2016 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March 26, 2016 and no later than April 25, 2016. Proposals that are not received in a timely manner will not be voted on at the 2016 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, BG Medicine, Inc., 880 Winter Street, Suite 210, Waltham, Massachusetts 02451.

Waltham, Massachusetts

June 9, 2015

EXECUTION VERSION

ANNEX A

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 12, 2015, by and among BG Medicine, Inc., Delaware corporation (the “Company”), and the parties set forth on Annex A hereto as Purchasers (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company has authorized the issuance and sale pursuant to this Agreement of (A) Secured Convertible Promissory Notes in the aggregate principal amount of $500,000, in the form attached hereto as Exhibit A (the “Notes”), and (B) shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred”), the rights, preferences and privileges of which are to be set forth in a Certificate of Designations, in the form attached hereto as Exhibit B (the “Certificate of Designations”), which shares of Series A Preferred shall be convertible into authorized but unissued shares of Common Stock (as defined below);

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, the Notes and the Shares (as defined below);

WHEREAS, the Board (as defined below) has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and the other Transaction Agreements (as defined below) to which the Company is a party providing for the transactions contemplated hereby and thereby in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), upon the terms and subject to the conditions set forth herein, and (ii) approved the execution, delivery and performance of this Agreement and the other Transaction Agreements to which the Company is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the DGCL upon the terms and conditions contained herein and therein; and

WHEREAS, as a condition to the consummation of the transactions contemplated hereby, on the Initial Closing Date (defined below), the Company and the Purchasers will enter into the Security Agreement in the form attached as Exhibit C hereto (the “Security Agreement”) and, on the Second Closing Date, the Company and the Purchasers will enter into a Fifth Amended and Restated Investor Rights Agreement in the form attached as Exhibit D hereto (the “Amended IRA”).

NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Abbott Agreement” means the License and Distribution Agreement by and between the Company and Abbott Laboratories, dated as of November 11, 2009, as amended from time to time.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; provided, however, that a Portfolio Company shall not be deemed an Affiliate of a Purchaser unless such Purchaser, directly or indirectly, encouraged, directed or caused such Portfolio Company to take any action that would have been prohibited by the terms of this Agreement.

“Agreement” shall have the meaning set forth in the preamble.

“Alternative Financing” shall have the meaning set forth in Section 5.10.

“Amended IRA” shall have the meaning set forth in the recitals.

“Benefit Plans” with respect to any Person shall mean each material “employee benefit plan” (within the meaning of Section 3(3) of ERISA), and all stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether formal or informal, oral or written, legally binding or not, under which any employee of such Person or its Subsidiaries has any present or future right to benefits or which are contributed to, sponsored by or maintained by the Person or any of its Subsidiaries.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day, other than a Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Massachusetts or is a day on which banking institutions located in the Commonwealth of Massachusetts are authorized or required by Law or other governmental action to close.

“Capitalization Date” shall have the meaning set forth in Section 3.2(a).

“Certificate of Designations” shall have the meaning set forth in the recitals.

“Change of Company Board Recommendation” shall have the meaning set forth in Section 11.1(b).

“Closing” means the Initial Closing or the Second Closing, as the case may be.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company, or any other shares of capital stock into which the Common Stock shall be reclassified or changed.

“Company” shall have the meaning set forth in the preamble.

“Company Financial Statements” shall have the meaning set forth in Section 3.8(b).

“Company Intellectual Property” shall have the meaning set forth in Section 3.12(c).

“Company Option” shall mean an option to acquire shares of Common Stock that was issued under any Company Stock Plan.

“Company Plan” shall mean any Benefit Plan sponsored by or contributed to the Company, its Subsidiaries or any of its ERISA Affiliates or for which the Company, its Subsidiaries or any of its ERISA Affiliates has any Liability, contingent or otherwise.

“Company SEC Filings” shall have the meaning set forth in Section 3.8(a).

“Company Stock Plans” shall mean the plans listed on Schedule 1.2.

“Confidential Information” shall mean all information, knowledge, systems or data relating to the business, operations, finances, policies, strategies, intentions or inventions of the Company and/or its Subsidiaries (including any of the terms of this Agreement) from whatever source obtained, except for any such information, knowledge, systems or data which (a) has become publicly known and made generally available through no wrongful act of such Purchaser, (b) has been rightfully received by such Purchaser from a third party who, to the knowledge of such Purchaser, is not bound any obligations of confidentiality with respect to such information, knowledge, systems or data, (c) is independently developed by such Purchaser without use of Confidential Information, or (d) subject to the obligations set forth in Section 5.9(b), is required by law, court order, subpoena, stock exchange, self-regulatory organization, governmental agency, or regulatory body to be disclosed.

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“Consent” shall have the meaning set forth in Section 3.6.

“Contracts” shall mean the Material Contracts, together with any lease, binding commitment, option, insurance policy, benefit plan or other contract, agreement, instrument or obligation (whether oral or written) to which the Company or any of its Subsidiaries may be bound.

“control” (including the terms “controlling” “controlled by” and “under common control with”) with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Shares” shall mean the shares of Common Stock issuable upon the conversion of the Series A Preferred as provided for in the Certificate of Designations.

“DGCL” shall have the meaning set forth in the recitals.

“Director” means any member of the Board.

“Disclosure Schedule” shall have the meaning set forth in Section 3.

“Environmental Law” shall mean any and all Laws relating to the protection of the environment (including ambient air, surface water, groundwater or land) or natural resources and any other Laws concerning human exposure to hazardous substances.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall have the meaning set forth in Section 3.13(c).

“Equity Securities” shall mean, with respect to any Person, (i) shares of capital stock of, or other equity or voting interest in, such Person, (ii) any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, such Person, (iii) options, warrants, rights or other commitments or agreements to acquire from such Person, or that obligates such Person to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, such Person, (iv) obligations of such Person to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Person and (v) the capital stock of such Person.

“Exchange” means the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, The New York Stock Exchange, the NYSE MKT LLC or any of their respective successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“FDA” means the United States Food and Drug Administration.

“Fraud” shall mean with respect to any claim or action, all of the following elements: (a) a false statement of a material fact relating to such claim or action; (b) knowledge on the part of the Person making such statement of a material fact that the statement is false; (c) intent on the part of the Person making such statement of a material fact to deceive the receiving party by making the false statement; (d) justifiable reliance by the receiving party on the false statement of material fact; and (e) injury to the receiving party as a result of such reliance on the false statement of material fact.

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“Foreign Benefit Plans” shall have the meaning set forth in Section 3.13(g).

“GAAP” shall have the meaning set forth in Section 3.9(b).

“Governmental Entity” shall mean any United States or non-United States federal, state or local government, or any agency, bureau, board, commission, department, tribunal or instrumentality thereof or any court, tribunal, or arbitral or judicial body.

“Indemnification Agreement” shall have the meaning set forth in Section 7.2(b).

“Indemnified Party” shall have the meaning set forth in Section 10.3.

“Indemnifying Party” shall have the meaning set forth in Section 10.3.

“Initial Closing” shall have the meaning set forth in Section 2.2(a).

“Initial Closing Date” shall mean the date of the Initial Closing.

“Intellectual Property” shall mean all U.S. or foreign intellectual property, including (i) patents, trademarks, service marks, trade names, domain names, other source indicators and the goodwill of the business symbolized thereby, copyrights, works of authorship in any medium, designs and trade secrets, (ii) applications for and registrations of such patents, trademarks, service marks, trade names, domain names, copyrights and designs (“Registered Intellectual Property”), (iii) inventions, processes, formulae, methods, schematics, technology, know-how, computer software programs and applications, and (iv) other tangible or intangible proprietary or confidential information and materials.

“Investment Securities” with respect to a Person means debt or Equity Securities issued by such Person or similar obligations of, or participations in, such Person.

“Investor Rights Agreement” shall mean the Fourth Amended and Restated Investor Rights Agreement, dated July 10, 2008, by and among the Company and the other parties named therein.

“Knowledge” shall mean, with respect to the Company, the knowledge of any of the Persons set forth on Schedule 1.1. Such individuals will be deemed to have “knowledge” of a particular fact or other matter if (i) such individual has or at any time had actual knowledge of such fact or other matter or (ii) a prudent individual would be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably diligent review concerning the existence thereof with each employee of the Company or any of its Subsidiaries who reports directly to such individual and who (x) has responsibilities or (y) would reasonably be expected to have actual knowledge of circumstances or other information, in each case, that would reasonably be expected to be pertinent to such fact or other matter. Notwithstanding the foregoing, the Company will be deemed to have knowledge of any fact or matter of which an officer of the Company has received written notice (whether in hard copy, digital or electronic format).

“Law” shall have the meaning set forth in Section 3.5.

“Leased Real Property” shall have the meaning set forth in Section 3.21(b).

“Legal Proceeding” shall mean any action, suit, litigation, petition, claim, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, or investigation by or before, or otherwise involving, any court or other Governmental Entity or arbitral body.

“Liability” shall mean any liability, obligation or commitment of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise and whether or not required to be recorded or reflected on a balance sheet prepared in accordance with GAAP).

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“Lien” shall have the meaning set forth in Section 3.5.

“Losses” shall mean any and all actions, causes of action, suits, claims, liabilities, losses, damages, penalties, judgments, costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses), it being agreed that Losses shall include any losses that any Person deciding any dispute in respect thereof (whether a court, jury or other Person) may determine are recoverable, including if so determined to be recoverable, losses that represent diminution in value.

“Massachusetts Court” shall have the meaning set forth in Section 12.5(b).

“Material Adverse Effect” shall mean any fact, circumstance, event, change, effect, occurrence or development (each, a “Change”) that, individually or in the aggregate with all other Changes, (i) has or would reasonably be expected to have a material adverse effect on or with respect to the business, operations, assets (including intangible assets), liabilities, prospects, results of operation or financial condition of the Company and its Subsidiaries taken as a whole or (ii) results in or would reasonably be expected to result in a Liability or Loss to the Company or its Subsidiaries in an amount exceeding $500,000.

“Material Contracts” shall have the meaning set forth in Section 3.23(a).

“Notes” shall have the meaning set forth in the recitals.

“Participation Right” shall have the meaning set forth in Section 5.10.

“Permitted Liens” means, (a) local, state and federal Laws, including, without limitation, zoning or planning restrictions, and utility lines, easements, permits, covenants, conditions, restrictions, rights-of-way, oil, gas or mineral leases of record and other restrictions or limitations on the use of real property or irregularities in title thereto, which do not materially impair the value of such properties or the continued use of such property for the purposes for which the property is currently being used by the Company or any Subsidiary, (b) Liens for Taxes not yet due and payable, that are payable without penalty or that are being contested in good faith and for which adequate reserves have been recorded on the Company Financial Statements, (c) Liens for carriers’, warehousemen’s, mechanics’, repairmen’s, workers’ and similar Liens incurred in the ordinary course of business, consistent with past practice, in each case for sums not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings and for which adequate reserves have been recorded on the Company Financial Statements, (d) Liens permissible under any applicable loan agreements and indentures, (e) restrictions arising under applicable securities Laws and (f) Liens securing the indebtedness under the Security Agreement or any other existing indebtedness for borrowed money of the Company or any of its Subsidiaries.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

“Portfolio Company” means, with respect to a referent Person, any other Person that issues Investment Securities if such referent Person beneficially owns Investment Securities representing a controlling interest in such Person.

“Preferred Stock” shall have the meaning set forth in Section 3.2(a).

“Purchase Price” means, with respect to the Shares, the lesser of (a) the product of (i) 0.85 and (ii) the arithmetic average of the VWAP on each of the ten (10) Trading Days immediately preceding the date of the Second Closing and (b) $0.67 (subject to appropriate adjustment for any stock split, subdivision, dividend or distribution affecting the Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly Common Stock) occurring after the date hereof and prior to the Second Closing).

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“Purchasers” shall have the meaning set forth in the recitals.

“Purchaser Adverse Effect” shall have the meaning set forth in the Section 4.3.

“Registered Intellectual Property” shall have the meaning set forth in the definition of “Intellectual Property”.

“Representatives” means, with respect to any Person, such Person’s Affiliates and their respective directors, officers, employees, managers, trustees, principals, stockholders, members, general or limited partners, agents and other representatives.

“Required Holders” means (a) prior to the Second Closing, the Purchasers (or permitted transferees thereof) holding the Notes representing a majority of the outstanding aggregate principal amount of the Notes issued to the Purchasers hereunder at the Initial Closing, and (b) after the Second Closing, the Purchasers (or permitted transferees thereof) holding a majority of the then outstanding Shares issued to the Purchasers hereunder at the Second Closing (determined on an as-converted to Common Stock basis).

“Required Stockholder Vote” means the affirmative vote (by action taken at a meeting) of the holders of shares of capital stock of the Company representing a majority in voting power of the stock of the Company outstanding on the record date for a stockholders meeting and entitled to vote thereat.

“Rule 144” shall have the meaning set forth in Section 4.8(a).

“SEC” shall mean the Securities and Exchange Commission.

“Second Closing” shall have the meaning set forth in Section 2.2(b).

“Second Closing Date” shall mean the date of the Second Closing.

“Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Series A Preferred” shall have the meaning set forth in the recitals.

“Shares” shall have the meaning set forth in Section 2.1.

“Subsidiary” of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or other form of legal entity (whether incorporated or unincorporated) of which (or in which) more than fifty percent (50%) of (i) the Voting Power; (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (iii) the beneficial interest in such trust or estate; is, directly or indirectly, owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Termination Fee” shall have the meaning set forth in Section 11.2.

“Tax Returns” shall mean returns, reports, information statements and other documentation (including any additional or supporting material) filed or required to be filed in connection with the calculation, determination, assessment or collection of any Tax, including any schedules or amendments thereto.

“Taxes” shall mean any and all taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto) imposed by any Governmental Entity, including, without limitation, taxes imposed on, or measured by, income,

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franchise, profits or gross receipts, and any ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs or duties.

“Third Party Intellectual Property” shall have the meaning set forth in Section 3.12(c).

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that, in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Agreements” shall mean, (i) with respect to the Initial Closing, this Agreement, the Notes and the Security Agreement and (ii) with respect to the Second Closing, this Agreement, the Certificate of Designations and the Amended IRA.

“Transfer” shall mean the direct or indirect transfer, sale, assignment, exchange, distribution, mortgage, pledge or disposition of any Equity Securities of the Company.

“Treasury Regulation” shall mean the Treasury Regulations promulgated under the Code.

“Voting Power” shall mean either (a) the power to elect, designate or nominate directors to the Board, or (b) vote (as Common Stock or together with Common Stock) on matters to be voted on or consented to by the Common Stock through the ownership of Voting Stock, by contract or otherwise.

“Voting Stock” shall mean securities of any class or kind ordinarily having the power to vote generally for the election of (x) Directors of the Company or its successor (including the Common Stock and the Preferred Stock) or (y) directors of any Subsidiary of the Company.

“VWAP” means the dollar volume-weighted average price for the Common Stock on its Trading Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Trading Market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as the Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as the Trading Market publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Common Stock on such date as determined by the Company’s Board of Directors in good faith. The term “VWAP” and any amount set forth herein, shall be adjusted appropriately to account for the occurrence of any stock split, subdivision, dividend or distribution

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affecting the Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Second Closing.

“Wholly Owned Subsidiary” means any Subsidiary of the Company of which the Company owns, either directly or indirectly, one hundred percent (100%) of the outstanding equity interests of such Subsidiary.

2. Authorization, Purchase and Sale of the Notes and the Shares.

2.1	Authorization, Purchase and Sale.

(a) Subject to and upon the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, at the Initial Closing, a Note in the principal amount set forth opposite such Purchaser’s name on Annex A, for a purchase price equal to the principal amount of Notes being purchased by such Purchaser at the Initial Closing. The aggregate principal amount of the Notes issued pursuant to this Agreement is $500,000.

(b) Subject to and upon the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, at the Second Closing, the number of shares of Series A Preferred (each a “Share” and collectively, the “Shares”) set forth next to such Purchaser’s name on Annex A, which excludes the shares of Series A Preferred which shall be issued to such Purchaser as a result of the conversion of the Notes at the Second Closing. The purchase price per Share shall be equal to the Purchase Price.

2.2	Closings.

(a) The closing of the purchase and sale of the Notes (the “Initial Closing”) shall take place remotely via the exchange of documents and signatures, at 10:00 a.m., on the date hereof, or at such other time and place as the Company and the Purchasers holding a majority-in-interest of the principal amount of the Notes to be purchased at the Initial Closing mutually agree, orally or in writing immediately following the satisfaction or waiver of each of the conditions set forth in Section 6 with respect to the Initial Closing (other than those conditions which, by their terms, are to be satisfied or waived at the Initial Closing).

(b) The closing of the purchase and sale of the Shares (the “Second Closing”) shall take place remotely via the exchange of documents and signatures, at such time and place as the Company and the Required Holders agree, orally or in writing immediately following the satisfaction or waiver of each of the conditions set forth in Section 6 with respect to the Second Closing (other than those conditions which, by their terms, are to be satisfied or waived at the Second Closing). Notwithstanding the foregoing, the Second Closing shall occur within three (3) Business Days of the Required Stockholder Vote authorizing the Second Closing and the sale of the Shares by the Company to the Purchasers contemplated by this Agreement.

(c)	Closing Deliveries:

(i) At the Initial Closing (A) the Company shall deliver to each Purchaser a Note representing the principal amount of the Note that such Purchaser is purchasing at the Initial Closing and (B) each Purchaser shall deliver, or cause to be delivered, to the Company an amount equal to the principal amount of the Note being purchased by such Purchaser at the Initial Closing as set forth on Annex A by wire transfer of immediately available funds to an account set forth on Annex A under the heading “Company Wire Instructions”.

(ii) At the Second Closing (A) the Company shall deliver to each Purchaser certificates representing the Shares purchased by such Purchaser and (B) each Purchaser shall deliver, or cause to be delivered, to the Company an amount equal to the Purchase Price by wire transfer of immediately available funds to an account set forth on Annex A under the heading “Company Wire Instructions”. For the avoidance of doubt, the Notes shall be cancelled and converted into shares of Series A Preferred in accordance with their terms at the Second Closing.

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3. Representations and Warranties of the Company. Except as set forth in (x) the Company SEC Filings or (y) in the disclosure schedule delivered by the Company to the Purchasers on the date hereof (the “Disclosure Schedule”) (it being agreed that disclosure of any item in any section of the Disclosure Schedule shall also be deemed disclosure with respect to any other Section of this Agreement to which the relevance of such item is reasonably apparent), the Company hereby represents and warrants to the Purchasers that the following representations and warranties are true and complete as of the date of the Closing:

3.1	Organization and Power.

(a) Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization. Each of the Company and its Subsidiaries has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets.

(b) Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation (or other legal entity) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The organizational or governing documents of the Company and each of its Subsidiaries are in full force and effect. Neither the Company nor any Subsidiary is in violation of its organizational or governing documents. The Company has delivered or made available to the Purchasers complete and correct copies of the certificates of incorporation and bylaws or other constituent documents, as amended to date and currently in full force and effect, of the Company and its Subsidiaries.

3.2	Capitalization.

(a) As of the date of this Agreement, the authorized shares of capital stock of the Company consist of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). As of the close of business on the Business Day preceding the date of (x) this Agreement for purposes of the Initial Closing and (y) the Second Closing Date for purposes of the Second Closing (as applicable, the “Capitalization Date”), (i) 34,653,150 shares of Common Stock were issued and outstanding, (ii) 3,897,548 of Common Stock were reserved for issuance under the Company Stock Plans, (iii) zero shares of Preferred Stock were issued and outstanding, and (iv) zero shares of Common Stock or Preferred Stock were held by the Company as treasury shares. All outstanding shares of Common Stock are validly issued, fully paid, nonassessable and free of preemptive or similar rights. Since the Capitalization Date, the Company has not sold or issued or repurchased, redeemed or otherwise acquired any shares of the Company’s capital stock (other than issuances pursuant to the exercise of any Company Option or vesting of any share unit award that had been granted under any Company Stock Plan, or repurchases, redemptions or other acquisitions pursuant to agreements contemplated by a Company Stock Plan). No Subsidiary of the Company owns any Equity Securities of the Company.

(b) As of the Capitalization Date, with respect to the Company Stock Plans, (i) there were 2,773,921 shares of Common Stock underlying outstanding Company Options to acquire shares of Common Stock, such outstanding Company Options having the exercise price per share as of the Capitalization Date as set forth on Schedule 3.2, (ii) there were 805,900 shares of Common Stock issuable upon the vesting of outstanding share award units, and (iii) 317,727 additional shares of Common Stock were reserved for issuance for future grants pursuant to the Company Stock Plans. All shares of Common Stock reserved for issuance as noted in the foregoing sentence, when issued in accordance with the respective terms thereof, are or will be validly issued, fully paid, nonassessable and free of preemptive or similar rights. Each Company Option was granted with an exercise price per share equal to or greater than the per share fair market value (as such term is used in Code Section 409A and the Department of Treasury regulations and other interpretive guidance issued thereunder) of the Common Stock underlying such Company Option on the grant date thereof and was otherwise issued in material compliance with applicable Law.

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(c) Schedule 3.2 sets forth a list of all outstanding warrants to purchase any Equity Securities of the Company as of the date of this Agreement, together with the number of shares subject thereto, the exercise price thereof, the dates of any scheduled vesting thereof, in each case as of the date hereof.

(d) Except as set forth in this Section 3.2, as of the date of this Agreement, there are no outstanding Equity Securities of the Company and no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Equity Securities of the Company. There are no outstanding agreements of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of the Company.

(e) Except as set forth in the Transaction Agreements or as set forth in Schedule 3.2, neither the Company nor any of its Subsidiaries is a party to any agreement relating to the voting of, requiring registration of, or granting any preemptive, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Equity Securities of the Company.

(f) Prior to the Second Closing and upon the filing of the Certificate of Designations with the Office of the Secretary of State of the State of Delaware, (i) the Series A Preferred will be duly authorized and (ii) a sufficient number of Conversion Shares will have been duly authorized and validly reserved for issuance upon conversion of the Shares in accordance with the Certificate of Designations. When the Shares are issued and paid for in accordance with the provisions of this Agreement and the Certificate of Designations, all such Shares will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive or similar rights except as set forth in the Transaction Agreements. When Conversion Shares are issued in accordance with the provisions of the Certificate of Designations, all such Conversion Shares will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights except as set forth in the Transaction Agreements.

(g) Neither the Company nor any of its Subsidiaries have any Liabilities in respect of any Indebtedness (as defined in the Certificate of Designations) except for: (a) Liabilities disclosed in the Company Financial Statements; (b) normal and recurring current Liabilities that have been incurred by the Company since the date of the Company’s consolidated balance sheet dated December 31, 2014 in the ordinary course of business and which are not in excess of $100,000 in the aggregate; (c) Liabilities described in Schedule 3.2(g), and (d) Liabilities incurred in connection with the transactions contemplated by this Agreement or the other Transaction Agreements. For each item of Indebtedness described on Schedule 3.2(g), Schedule 3.2(g) sets forth the debtor, the principal amount of the Indebtedness as the date of this Agreement, the creditor, the maturity date, and the collateral, if any, securing the Indebtedness. Except as described in the Company SEC Filings or as set forth on Schedule 3.2(g), neither the Company, nor any of its Subsidiaries has any Liability in respect of a guarantee of any indebtedness or other Liability of any other Person (other than the Company or any of its Subsidiaries).

3.3 Authorization. The Company has all requisite corporate power to enter into each of the Transaction Agreements to which it is a party and to consummate the transactions contemplated by each of the Transaction Agreements to which it is a party and to carry out and perform its obligations thereunder. Prior to the Closing, all corporate action on the part of the Company, its officers and directors necessary for the authorization of the Notes and Series A Preferred, as the case may be, and the authorization, execution, delivery and performance of the Transaction Agreements to which the Company is a party has been taken. Except for the approval of the stockholders of the Company authorizing the issuance of the Shares, the Conversion Shares and the shares of Series A Preferred issuable upon conversion of the Notes pursuant to this Agreement and the consummation of the Second Closing, the execution, delivery and performance of the Transaction Agreements to which the Company is a party by the Company and the issuance of the Common Stock upon conversion of the Shares, in each case in accordance with their terms, and the consummation of the other transactions contemplated herein do not require any approval of the Company’s stockholders. Upon their respective execution by the Company and the other parties thereto and assuming that they constitute legal and binding agreements of each Purchaser party thereto, each of the Transaction Agreements to which the Company is a party will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that

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such enforceability (a) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally, and (b) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at Law).

3.4 Registration Requirements. Subject to the accuracy of the representations made by the Purchasers in Section 4, the offer, sale and issuance of the Shares and the conversion of the Shares into Common Stock in accordance with the Certificate of Designations (i) has been and will be made in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act and (ii) will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable Blue Sky laws.

3.5 No Conflict. Except as set forth on Schedule 3.5, the execution, delivery and performance of the Transaction Agreements to which the Company is a party by the Company, the issuance of the Notes, the Shares and the Common Stock upon conversion of the Shares and the consummation of the other transactions contemplated hereby and by the other Transaction Agreements to which the Company is a party will not (i) conflict with or result in any violation of any provision of the Certificate of Incorporation or Bylaws of the Company, or, upon its filing with the Secretary of State of the State of Delaware, the Certificate of Designations, (ii) result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to the loss of any benefit under any mortgage, Contract, insurance policy (including any directors and officers insurance policy), purchase or sale order, instrument, permit, concession, franchise, right or license, binding upon the Company or any of its Subsidiaries or result in the creation of any liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (each, a “Lien”) upon any of the properties, assets or rights of the Company or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) subject to the matters referred to in Section 3.6, conflict with or violate any applicable material law, statute, code, ordinance, rule, regulation (including rules or regulations applicable to the listing of the Company’s capital stock on any trading exchange), or agency requirement of or undertaking to or agreement with any Governmental Entity, including common law (collectively, “Laws” and each, a “Law”) or any judgment, order, injunction or decree issued by any Governmental Entity.

3.6 Consents. No consent, approval, order, or authorization of, or filing or registration with, or notification to (any of the foregoing being a “Consent”), any Governmental Entity or any trading exchange is required on the part of the Company or its Subsidiaries in connection with (a) the execution, delivery or performance of the Transaction Agreements to which the Company is a party and the consummation of the transactions contemplated hereby and thereby, or (b) the issuance of the Notes, the issuance of the Shares or the issuance of the Common Stock upon conversion of the Shares in accordance with the Certificate of Designations; other than (i) the filing of the Certificate of Designations with the Office of the Secretary of State of the State of Delaware, (ii) the filing of preliminary and definitive proxy statements by the Company with the SEC and the resolution of any SEC correspondence related thereto, (iii) the filing of one or more Forms D with the SEC, (iv) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, and (v) those to be obtained, in connection with the registration of the Shares under the Amended IRA, under the applicable requirements of the Securities Act and any related filings and approvals under applicable state securities laws.

3.7 Permits. The Company and each of its Subsidiaries possess all material permits, licenses, authorizations, consents, approvals and franchises of Governmental Entities or any trading exchange that are required to conduct its business.

3.8 SEC Reports; Financial Statements.

(a) The Company has filed, since January 1, 2012, all forms, reports and documents with the SEC that have been required to be filed by it under applicable Laws (the “Company SEC Filings”), including the

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Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014. Each Company SEC Filing complied as of its filing date, as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date such Company SEC Filing was filed (and, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing). As of its filing date (and, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Filing did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is required to file any forms, reports or other documents with the SEC pursuant to Sections 13(d) and 15(d) of the Exchange Act. No executive officer of the Company has failed to make the certifications required by him or her under Section 302 and 906 of the Sarbanes Oxley Act of 2002 with respect to any Company SEC Filing. There are no transactions that have occurred since January 1, 2012 that are required to be disclosed in the appropriate Company SEC Filings pursuant to Item 404 of Regulation S-K that have not been disclosed in the Company SEC Filings.

(b) The consolidated financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in the Company SEC Filings and the unaudited consolidated financial statements (including all related notes and schedules) of the Company and its Subsidiaries, including balance sheet, statement of operations and statement of cash flows as of March 31, 2015 and for the three-month period ended March 31, 2015, that have not yet been filed with the SEC (collectively, the “Company Financial Statements”) (i) comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and their cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods therein specified (except as otherwise noted therein, and in the case of quarterly financial statements except for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments, the effect of which will not, individually or in the aggregate, be materially adverse, and the absence of footnote disclosure that if presented, would not differ materially from those included in the audited Company Financial Statements).

(c) Except as disclosed on the Disclosure Schedule, there are no Liabilities of the Company or any of its Subsidiaries of any kind whatsoever, other than: (i) Liabilities disclosed in the Company Financial Statements; (ii) normal and recurring current Liabilities that have been incurred by the Company since the date of the Company’s consolidated balance sheet dated December 31, 2014 in the ordinary course of business and which are not in excess of $100,000 in the aggregate; or (iii) Liabilities incurred in connection with the transactions contemplated by this Agreement or the other Transaction Agreements.

(d) The Company’s principal executive officer and its principal financial officer have (i) devised and maintained a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and preparation of financial statements in accordance with GAAP, and have evaluated such system at the times required by the Exchange Act and in any event no less frequently than at reasonable intervals and (ii) disclosed to the Company’s management, auditors and the audit committee of the Board (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s or any of its Subsidiaries’ ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company, and except with respect to matters disclosed in the Company SEC Filings with respect to clause (x), the Company has provided to the Purchasers copies of any written materials relating to the foregoing. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its Subsidiaries required to be included in the Company’s periodic reports under the Exchange Act is made known to the Company’s principal executive officer and its principal

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financial officer by others within those entities, and such disclosure controls and procedures are sufficient to ensure that the Company’s principal executive officer and its principal financial officer are made aware of such material information required to be included in the Company’s periodic reports required under the Exchange Act. There are no outstanding loans made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. Neither the Company, nor any Subsidiary of the Company, since the date that the Company acquired (either directly or indirectly) a majority of the outstanding capital stock of such Subsidiary, has made any loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company or any of its Subsidiaries.

3.9 Litigation. Except as set forth on Schedule 3.9, there are no (i) investigations or, to the Knowledge of the Company, proceedings pending or threatened by any Governmental Entity with respect to the Company or any of its Subsidiaries or any of their properties or assets, (ii) Legal Proceedings pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or any of their respective properties or assets, at Law or in equity that would reasonably be expected to result in Liability to the Company or its Subsidiaries in excess of $50,000 or any other material non-monetary Liability or restrictions, or (iii) orders, judgments or decrees of any Governmental Entity against the Company or any of its Subsidiaries.

3.10 Absence of Certain Changes. Since December 31, 2014, there has not been any Change which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect and except as disclosed in Company SEC Filings or on Schedule 3.10, the business of the Company and its Subsidiaries has been conducted in the ordinary course of business consistent with past practices and there has not been:

(a) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any of its Subsidiaries of any outstanding shares of capital stock or other securities of the Company or any of its Subsidiaries;

(b) any incurrence, assumption or guarantee by the Company or any of its Subsidiaries of any indebtedness for borrowed money in excess of $50,000, individually, or $200,000, in the aggregate, or the repurchase, redemption or repayment of any indebtedness for borrowed money of the Company or any of its Subsidiaries in excess of $50,000, individually, or $200,000, in the aggregate, other than any such incurrence, assumption or guarantee in relation to the Transaction Agreements;

(c) any event of default (or event which with notice, the passage of time or both, would become an event of default) in the payment of any indebtedness for borrowed money in an aggregate principal amount in excess of $50,000 by the Company or any of its Subsidiaries;

(d) any change in any methods of accounting by the Company or any of its Subsidiaries, except as may be appropriate to conform to changes in GAAP;

(e) any material Tax election made by the Company or any of its Subsidiaries or any settlement or compromise of any material Tax Liability by the Company or any of its Subsidiaries, except (i) as required by applicable Law or (ii) with respect to any material Tax election, consistent with elections historically made by the Company;

(f) no change in the financial condition or operating results of the Company or any Subsidiary or in the assets, liabilities, business or prospects of the Company or any Subsidiary;

(g) no loss, destruction or damage to any property of the Company or any Subsidiary, whether or not insured;

(h) no acquisition or disposition of any assets (or any contract or arrangement therefor), including any Company Intellectual Property, nor any other transaction by the Company or any Subsidiary otherwise than for fair value in the ordinary course of business; or

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(i) no loss, or any development that is expected to result in a loss, of any significant supplier, customer, distributor or account of the Company or any Subsidiary (other than the completion in the ordinary course of business of specific projects or orders for customers).

3.11 Compliance with Law. The Company and each of its Subsidiaries are in compliance with and are not in default under or in violation of, and have not received any written notices of non-compliance, default or violation with, in each case, in any material respect, with respect to any Laws.

3.12	Intellectual Property.

(a) The Company and its Subsidiaries own, license, sublicense or otherwise possess respects legally enforceable rights to use all Intellectual Property necessary to conduct the business of the Company and its Subsidiaries, as currently conducted, free and clear of all Liens (other than non-exclusive licenses granted in the ordinary course of business or Permitted Liens). All material Intellectual Property developed for the Company or any of its Subsidiaries by any employees, contractors and consultants of the Company or any of its Subsidiaries is exclusively owned by the Company or one of its Subsidiaries, free and clear of all Liens (other than non-exclusive licenses granted in the ordinary course of business or Permitted Liens).

(b) All Registered Intellectual Property owned by the Company or any of its Subsidiaries is subsisting and has not expired or been cancelled or abandoned and, to the Company’s Knowledge, is valid and enforceable. To the Company’s Knowledge, no third party is infringing, violating or misappropriating any of the Company Intellectual Property in any material respect.

(c) The execution and delivery of the Transaction Agreements to which the Company is a party by the Company and the consummation of the transactions contemplated hereby and thereby will not result in, the breach of, or create on behalf of any third party the right to terminate or modify, (i) any license or other agreement relating to any Intellectual Property owned by the Company or any of its Subsidiaries (the “ Company Intellectual Property”), or (ii) any license, sublicense and other agreement as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any third party Intellectual Property, excluding generally commercially available, off-the-shelf software programs licensed for a license fee of less than $25,000 in the aggregate (the “Third Party Intellectual Property”).

(d) Except as set forth in Schedule 3.12(d), the conduct of the business of the Company and its Subsidiaries has not infringed, violated or constituted a misappropriation of any Intellectual Property of any third party and as currently conducted does not infringe, violate or constitute a misappropriation of any Intellectual Property of any third party. Except as set forth in Schedule 3.12(d), neither the Company nor any of its Subsidiaries (i) has received any written claim or notice alleging any such infringement, violation or misappropriation, or (ii) has been or is subject to any settlement, order, decree, injunction, or stipulation imposed by any Governmental Entity that may affect the use, validity or enforceability of Company Intellectual Property.

(e) The Company and its Subsidiaries take all reasonable actions to protect the Company Intellectual Property and to protect and preserve the confidentiality of their trade secrets, including disclosing trade secrets to a third party only where such third party is bound by a confidentiality agreement.

3.13	Employee Benefits.

(a) With respect to any Company Plan, no Legal Proceeding has been threatened, asserted, instituted, or, to the Knowledge of the Company, is anticipated (other than non-material routine claims for benefits, and appeals of such claims), and, to the Knowledge of the Company, no facts or circumstances exist that would give rise to any such Legal Proceeding. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) no Company Plan is or, within the last six (6) years, has been the subject of an examination or audit by a Governmental Entity, is the subject of an application or filing under, or is a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program,

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(ii) the Company has satisfied all reporting and disclosure requirements under the Code and ERISA that are applicable to the Company Plans, and (iii) the Company has not terminated any Company Plan or taken any action with respect thereto that would result in a Lien on any of the assets or properties of the Company.

(b) Each Company Plan has been established and administered in accordance with its terms and any applicable collective bargaining agreement, and in compliance with the applicable provisions of ERISA, the Code and all other applicable laws, rules and regulations, and each Company Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service to the effect that such Company Plan is qualified under the Code (or is entitled to rely on a prototype letter with regard to such determination) and nothing has occurred that would reasonably be expected to cause the loss of such qualification. The Company and its Subsidiaries has complied with reporting and disclosure requirements under the Code and ERISA that are applicable to the Company Plans.

(c) Except as set forth in Schedule 3.13(c), neither the Company, any of its Subsidiaries, nor any other entity which, together with the Company or any of its Subsidiaries would be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code (each such entity, an “ERISA Affiliate”) sponsors, maintains, contributes to, or has had in the past six (6) years an obligation at any time to sponsor, maintain or contribute to, or has any Liability in respect of (i) any “defined benefit pension plan” (as defined in Section 3(35) of ERISA), (ii) any “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Section 412 of the Code or Section 302 of ERISA or Title IV of ERISA, including any “multiemployer plan” (as defined in Section 4001(a)(15) of ERISA) (“Multiemployer Plan”), (iii) any other plan which is subject to Section 4063, 4064 or 4069 of ERISA, or (iv) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is not intended to be qualified under Section 401(a) of the Code. Except as set forth in Schedule 3.13(c), except as required by Section 4980B of the Code, no Company Plan provides any retiree or post-employment medical, disability or life insurance benefits to any person. The assets of any defined benefit pension plan equal or exceed the projected benefit obligation of such plan, as determined using the actuarial assumptions used for purposes of the Company Financial Statements. Except as set forth in Schedule 3.13(c), (i) none of the Company, any of its Subsidiaries or ERISA Affiliates has incurred any withdrawal liability, within the meaning of Section 4201 of ERISA, or any contingent withdrawal liability under Section 4204 of ERISA, to any Multiemployer Plan, which Liability could become a Liability of the Company, any of its Subsidiaries, or any of its ERISA Affiliates or impose any lien or encumbrance against the assets of the Company, any Subsidiaries or any ERISA Affiliate, and the execution of the Transaction Agreements or the transactions contemplated hereby will not cause or result in any such withdrawal liability (contingent or actual), (ii) all contributions that the Company, its Subsidiaries or any of its ERISA Affiliates are required to have made to any Multiemployer Plan have been made, (iii) no Liability under Title IV of ERISA has been incurred or is expected to be incurred with respect to any Company Plan subject thereto (other than PBGC premiums incurred and paid when due), nor has there been any “reportable event” within the meaning of Section 4043(c) of ERISA with respect to any such Company Plan, and (iv) no non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any Company Plan that has subjected or could reasonably be expected to subject the Company, its Subsidiaries or any ERISA Affiliate, to a Tax or penalty pursuant to Section 502 of ERISA or Section 4975 of the Code or any other Liability or penalty with respect thereto.

(d) Each “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1) and applicable regulations) with respect to any service provider to the Company or its Subsidiaries (i) complies and has been operated in compliance with the requirements of Code Section 409A and regulations promulgated thereunder, or (ii) is exempt from compliance under the “grandfather” provisions of IRS Notice 2005-1 and applicable regulations and has not been “materially modified” (within the meaning of IRS Notice 2005-1 and Treasury Regulations §1.409A-6(a)(4)) subsequent to October 3, 2004.

(e) All required contributions to, and premium payments on account of, each Company Plan have been made on a timely basis. Each Company Plan may be amended or terminated without penalty other than the funding or payment of benefits, fees or charges accrued or incurred through the date of termination.

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(f) Except as set forth on Schedule 3.13(f), neither the execution of the Transaction Agreements nor the consummation of the transactions contemplated hereby and thereby will (i) accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any Company employee, or (ii) give rise to any other Liability or funding obligation under any Company Plan or otherwise, including Liability for severance pay, unemployment compensation or termination pay.

(g) Except as set forth on Schedule 3.13(g), no Benefit Plan of the Company is maintained outside the jurisdiction of the United States, or covers any employee residing or working outside the United States (any such Benefit Plan the “Foreign Benefit Plans”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all Foreign Benefit Plans that are required to be funded are fully funded, and with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the Company or its applicable Subsidiary.

3.14	Labor Relations.

(a) No Company employee is represented by a labor union or works council and, to the Knowledge of the Company, no organizing efforts have been conducted within the last three years or are now being conducted, (ii) neither the Company nor any of its Subsidiaries is a party to any material collective bargaining agreement or other labor contract or collective agreement, and (iii) neither the Company nor any of its Subsidiaries currently has, or, to the Knowledge of the Company, is there now threatened, a strike, picket, work stoppage, work slowdown or other material labor dispute.

(b) (i) Each of the Company and its Subsidiaries has complied in all material respects with all applicable laws relating to the employment of labor, including all applicable laws relating to wages, hours, collective bargaining, employment discrimination, civil rights, safety and health, workers’ compensation, pay equity and the collection and payment of withholding and/or social security taxes and (ii) neither the Company nor any of its Subsidiaries has incurred any Liability or obligation under the Worker Adjustment and Retraining Notification Act or any similar state or local Law within the last two years which remains unsatisfied.

3.15	Taxes.

(a) The Company and each of its Subsidiaries have filed all federal income Tax Returns and all other material Tax Returns required to have been filed as of the date hereof (taking into account any extensions that have been duly obtained) and such Tax Returns are correct and complete in all respects and have paid all Taxes required to have been timely paid by them in full through the date hereof, regardless of whether or not shown on any such Tax Return, except to the extent such Taxes are both (i) being challenged in good faith and (ii) adequately provided for on the financial statements of the Company and its Subsidiaries in accordance with GAAP.

(b) Neither the Company nor any of its Subsidiaries has any current Liability, and to the Knowledge of the Company, there are no events or circumstances which would result in any Liability, for Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

(c) None of the Company or any of its Subsidiaries is a party to, is bound by or has any obligation under any Tax sharing or Tax indemnity agreement or similar Contract or arrangement other than any such agreement or similar Contract or arrangement to which the Company and any of its Subsidiaries are the exclusive parties.

(d) All Taxes required to be withheld, collected or deposited by or with respect to Company and each of its Subsidiaries have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant taxing authority.

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(e) No deficiencies for any Taxes have been proposed or assessed in writing against or with respect to the Company or any of its Subsidiaries, and there is no outstanding audit, assessment, dispute or claim concerning any Tax Liability of the Company or any of its Subsidiaries pending or raised by an authority in writing. No written claim has been made by any Governmental Entity in a jurisdiction where neither the Company nor any of its Subsidiaries files Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. Neither the Company nor any of its Subsidiaries has granted any waiver of any federal, state, local or foreign statute of limitations with respect to, or any extension of a period for the assessment of, any material Tax.

(f) There are no material Liens with respect to Taxes upon any of the assets or properties of either the Company or any of its Subsidiaries, other than with respect to Taxes not yet delinquent.

(g) No closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or foreign law) has been entered into by or with respect to the Company or any of its Subsidiaries.

(h) Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(i) The representations and warranties expressly set forth in this Section 3.15 shall be the only representations and warranties, express or implied, written or oral, with respect to the subject matter contained in this Section 3.15.

3.16 Registration. Shares of the Common Stock are registered pursuant to Section 12(b) of the Exchange Act and there is no action pending by the Company or any other Person to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is currently contemplating terminating such registration.

3.17 Investment Company Act. The Company is not, nor immediately after the Company’s receipt of the aggregate proceeds from the sale of the Notes or the aggregate Purchase Price from the Purchasers, as the case may be, will the Company be, an “investment company” within the meaning of, and required to be registered under, the Investment Company Act of 1940, as amended.

3.18 Brokers. The Company has not retained, utilized or been represented by any broker or finder who is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

3.19	Subsidiaries.

(a) As of the date hereof, the Company has no Subsidiaries other than as listed in Schedule 3.19.

(b) Except as set forth on Schedule 3.19, all of the outstanding shares of capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) have been duly authorized, validly issued and are fully paid and nonassessable and (ii) are owned, directly or indirectly, by the Company, free and clear of all Liens (other than restrictions under applicable securities Laws and Liens securing the indebtedness under the Security Agreement).

3.20 Environmental Matters. No hazardous waste, substances or materials, or oil or petroleum products have been generated, transported, used, disposed, stored or treated by the Company or any Subsidiary, except in material compliance with applicable Environmental Laws. No hazardous wastes, substances or materials, or oil or petroleum products have been released, discharged, disposed, or otherwise caused to enter the soil or water in, under or upon any real property owned, leased or operated by the Company or any Subsidiary, except in material compliance with applicable Environmental Laws. The Company and each Subsidiary is in compliance in all material respects with all applicable environmental, health and safety laws and regulations, except where such violation has not or will not have a Material Adverse Effect on the Company or any Subsidiary.

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3.21	Assets.

(a) The Company and its Subsidiaries have good and marketable title to all of its or their real or personal properties (whether tangible or intangible), rights and assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case, free and clear of all Liens (other than Permitted Liens or as disclosed in the Company SEC Filings or on Schedule 3.21). The properties and assets owned and leased by the Company and its Subsidiaries are sufficient to carry on their businesses as they are now being conducted in all material respects.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company or a Subsidiary of the Company has good and valid leasehold interests in all of its leased properties, whether as lessee or sublessee (the “Leased Real Property”), in each case, sufficient to conduct its respective businesses as currently conducted, free and clear of all Liens (other than Permitted Liens), assuming the timely discharge of all obligations owing under or related to Leased Real Property. Except as set forth on Schedule 3.21(b), neither the Company nor any of its Subsidiaries owns or has ever owned any real property.

3.22 Insurance. The Company and its Subsidiaries have and maintain in effect policies of insurance covering the Company, its Subsidiaries or any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is in a form and amount that is customarily carried by persons conducting business similar to that of the Company and its Subsidiaries and which the Company reasonably believes are adequate for the operation of its business. All such insurance policies are in full force and effect, no written notice of cancellation has been received by the Company as of the date hereof and, to the Knowledge of the Company, no such notice is imminent, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder, except for such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no material claim pending under any of such policies as to which coverage has been denied or disputed by the underwriters of such policies and there has been no threatened termination of any such policies.

3.23	Material Contracts.

(a) Except as filed as an exhibit to the Company SEC Filings or as set forth on Schedule 3.23, there are none of the following (each a “Material Contract”):

(i) Contracts restricting the payment of dividends upon, or the redemption, repurchase or conversion of, the Preferred Stock or the Common Stock issuable upon conversion thereof;

(ii) joint venture, partnership, limited liability or other similar Contract or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture that is material to the business of the Company and its Subsidiaries, taken as a whole;

(iii) any Contract relating to the acquisition or disposition of any business, stock or assets that (x) is material to the business of the Company and its Subsidiaries, taken as a whole, other than in the ordinary course of business consistent with past practice, or (y) has representations, covenants, escrows, indemnities, purchase price payments, “earn-outs”, adjustments or other obligations that are still in effect;

(iv) Contracts containing any covenant (x) limiting the right of the Company or any of its Subsidiaries to engage in any line of business or in any geographic area, or (y) prohibiting the Company or any of its Subsidiaries from engaging in business with any Person or levying a fine, charge or other payment for doing so;

(v) “material contracts” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC, excluding any exhibits, schedules and annexes to such material contracts that are not required to be filed with the SEC, and those agreements and arrangements described in Item 601(b)(10)(iii)) with respect to the Company and its Subsidiaries required to be filed with the SEC;

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(vi) Contracts relating to indebtedness for borrowed money of the Company or any of its Subsidiaries in an amount exceeding $50,000;

(vii) Contracts (other than the Transaction Agreements) that would be or purport to be binding on the Purchasers or any of their Affiliates after the Closing;

(viii) Contracts with any Governmental Entity that imposes any material obligation or restriction on the Company or any of its Subsidiaries, taken as a whole; and

(ix) any material Contract with any current or former director, officer or employee.

(b) Each Material Contract is valid and binding on the Company (and/or each such Subsidiary of the Company party thereto) and, to the Knowledge of the Company, on each other party thereto, and is in full force and effect, and neither the Company nor any of its Subsidiaries that is a party thereto, nor, to the Knowledge of the Company, any other party thereto, is in breach of, or default under, any such Material Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder or would result in the termination thereof or would cause or permit the acceleration or other change of any right or obligation of the loss of any benefit thereunder by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto.

3.24 Right of First Refusal; Stockholders Agreement; Voting and Registration Rights; and Related Party Transactions. Except as set forth on Schedule 3.24 or as provided for in this Agreement or the other Transaction Agreements, no party has any right of first refusal, right of first offer, right of co-sale, preemptive right, anti-dilution right or other similar right regarding Equity Securities of the Company. Except as set forth on Schedule 3.24, there are no provisions of the Company’s organizational documents and no Material Contracts other than the Certificate of Designations, this Agreement or the other Transaction Agreements, which (a) may affect or restrict the voting rights of the Purchasers with respect to the Shares in their capacity as stockholders of the Company, (b) restrict the ability of the Purchasers, or any successor thereto or assignee or transferee thereof, to transfer the Shares, (c) would adversely affect the Company’s or the Purchasers’ right or ability to consummate the transactions contemplated by this Agreement or comply with the terms of the other Transaction Agreements or the Certificates of Designation and the transactions contemplated hereby or thereby, (d) require the vote of more than a majority of the Company’s issued and outstanding shares of Common Stock or require a separate class vote, voting together as a single class, to take or prevent any corporate action (other than those matters expressly requiring a different vote under the provisions of the DGCL) or (e) entitle any party to nominate or elect any director of the Company or require any of the Company’s stockholders to vote for any such nominee or other person as a director of the Company. Except for the matters disclosed on Schedule 3.24 or as described in the Company SEC Filings, no Affiliate of the Company or any of its Subsidiaries and no officer or director (or equivalent) of the Company or any of its Subsidiaries (or, to the Company’s Knowledge, any family member of any such Person who is an individual or any entity in which any such Person or any such family member thereof owns a material interest): (a) has any material interest in any material asset owned or leased by the Company or any of its Subsidiaries or used in connection with the business of the Company or (b) has engaged in or is a party to any material transaction, arrangement or understanding with the Company or any of its Subsidiaries (other than payments made to, and other compensation provided to, officers and directors (or equivalent) in the ordinary course of business).

3.25 FDA. Each of the Company and the Subsidiary possesses all permits, licenses, registrations, certificates, authorizations, orders and approvals from the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, including all such permits, licenses, registrations, certificates, authorizations, orders and approvals required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials. Neither the Company nor the Subsidiary has received any notice of proceedings relating to the suspension, modification, revocation or cancellation of any such permit, license, registration, certificate, authorization, order or approval.

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3.26 Data Privacy. The Company has complied in all material respects with all applicable laws, rules and regulations relating to the privacy and personal information of its employees and independent contractors, prospective employees and independent contractors, customers, prospective customers, and other individuals about whom the Company has handled personal information (including without limitation laws, rules and regulations pertaining to data security, data protection, direct marketing, consumer protection and workplace privacy), as well as all applicable laws, rules and regulations, and contractual commitments, relating to the protection of data provided to the Company by the Company’s customers, including hosted data, and has treated all such information described in this section in accordance with industry standard data security measures to protect such information from unauthorized access by the Company’s own personnel and by third parties, as well as in compliance with the Company’s own privacy policies and statements that have been published or made available to the data subjects who are protected by such policies or statements; the Company has contractually required its contractors who have had access to such information to have requirements substantially similar to those set forth in this section; the Company has not suffered a breach of personal information that was required to be reported to a data subject or a data owner or licensee pursuant to applicable state or federal law, rule, regulation or guideline.

3.27 No Other Representations and Warranties. Except for the representations and warranties contained in Section 3 (including, or as qualified by, the Disclosure Schedule), the Company makes no other representation or warranty, express or implied, written or oral, and hereby, to the maximum extent permitted by applicable Law, disclaims any such representation or warranty, whether by the Company or any other Person, with respect to the Company or with respect to any other information (including, without limitation, pro-forma financial information, financial projections or other forward-looking statements) provided to or made available to any Purchaser in connection with the transactions contemplated hereby. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to any Purchaser or any other Person resulting from any other express or implied representation or warranty with respect to the Company, unless any such information is expressly included in a representation or warranty contained in Section 3 or in an applicable section of the Disclosure Schedule.

4. Representations and Warranties of the Purchasers. As of the date hereof and as of the date of each Closing, each Purchaser represents and warrants, severally and not jointly, to the Company as follows:

4.1 Organization. Such Purchaser is a legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization.

4.2 Authorization. Such Purchaser has all requisite corporate or other power to enter into this Agreement and the other Transaction Agreements to which such Purchaser is a party and to consummate the transactions contemplated by the Transaction Agreements to which such Purchaser is a party and to carry out and perform its obligations thereunder. All corporate or other action on the part of such Purchaser or the holders of the capital stock or other equity interests of such Purchaser necessary for the authorization, execution, delivery and performance of the Transaction Agreements to which such Purchaser is a party has been taken. Upon their respective execution by such Purchaser and the other parties thereto and assuming that they constitute legal and binding agreements of the Company, each of the Transaction Agreements to which such Purchaser is a party will constitute a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except that such enforceability (a) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally, and (b) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at Law).

4.3 No Conflict. The execution, delivery and performance of the Transaction Agreements to which such Purchaser is a party by such Purchaser, the issuance of the Notes and the Shares and the Common Stock upon conversion of the Shares in accordance with the Certificate of Designations and the consummation of the other transactions contemplated hereby or by the other Transaction Agreements will not (i) conflict with or result in any violation of any provision of the Certificate of Incorporation or Bylaws or other equivalent organizational document, in each case as amended, of such Purchaser, (ii) result in any breach or violation of, or default (with or

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without notice or lapse of time, or both) under, require consent under, any Contract binding upon such Purchaser or (iii) subject to the matters referred to in Section 4.4, conflict with or violate any applicable Laws or any judgment, order, injunction or decree issued by any Governmental Entity, except in the case of each of clauses (i), (ii) and (iii) as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of such Purchaser to perform its obligations under any of the Transaction Agreements (with respect to each Purchaser, a “Purchaser Adverse Effect”).

4.4 Consents. No Consent of any Governmental Entity is required on the part of such Purchaser in connection with (a) the execution, delivery or performance of the Transaction Agreements to which such Purchaser is a party and the consummation of the transactions contemplated hereby and thereby, and (b) the issuance of the Notes, the issuance of the Shares or the issuance of the Common Stock upon conversion of the Shares in accordance with the Certificate of Designations, other than (i) those to be obtained, in connection with the registration of the Shares under the Amended IRA, under the applicable requirements of the Securities Act and any related filings and approvals under applicable state securities Laws, (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, and (iii) such Consents the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Purchaser Adverse Effect.

4.5 Brokers. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees or commissions the Company or its Subsidiaries would be required to pay.

4.6 Purchase Entirely for Own Account. Such Purchaser is acquiring the Notes and the Shares for its own account solely for the purpose of investment, not as nominee or agent, and not with a view to, or for sale in connection with, any distribution of the Notes, the Shares or the Conversion Shares in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, in violation of the Securities Act. Such Purchaser has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Notes, the Shares or the Conversion Shares.

4.7 Investor Status. Such Purchaser certifies and represents to the Company that such Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser’s financial condition is such that it is able to bear the risk of holding the Notes and the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has been afforded the opportunity to receive information from, and to ask questions of and receive answers from the management of, the Company concerning this investment so as to allow it to make an informed investment decision prior to its investment and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

4.8	Securities Not Registered.

(a) Such Purchaser understands that the Notes, the Shares and the Conversion Shares have not been approved or disapproved by the SEC or by any state securities commission nor have the Notes, the Shares or the Conversion Shares been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Notes, the Shares and the Conversion Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Such Purchaser understands that the exemptions from registration afforded by Rule 144 under the Securities Act (“Rule 144”) (the provisions of which are known to it) depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

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(b) The Notes, the Shares and the Conversion Shares shall be subject to the restrictions contained herein.

(c) It is understood that the Notes, the Shares and the Conversion Shares, and any securities issued in respect thereof or in exchange therefor, may bear one or all of the legends set forth in Section 9.

5. Covenants.

5.1 Required Consents. So long as any Note is outstanding, the Company hereby covenants and agrees with each Purchaser that it shall not, whether by amendment, merger, consolidation or otherwise, without the written consent or affirmative vote of the Required Holders:

(a) liquidate, dissolve or wind-up the business and affairs of the Company, or effect any merger or consolidation or any other Liquidation Event (as defined in the Certificate of Designations);

(b) other than file the Certificate of Designations with the Office of the Secretary of State of the State of Delaware, amend, alter or repeal any provision of the Certificate of Incorporation, including the Certificate of Designations, or Bylaws of the Company;

(c) upon (i) payment in full of the Obligations (as defined in that certain Loan and Security Agreement, dated as of February 10, 2012, by and among Company, General Electric Capital Corporation, in its capacity as agent thereunder, and certain financial institutions from time to time party thereto (as the same may from time to time be amended, modified, supplemented or restated)), other than inchoate indemnity obligations or obligations that specifically survive termination pursuant to the terms therein, and (ii) termination of the Subordination Agreement (as defined below) pursuant to its terms, sell, assign, license, pledge or encumber technology or intellectual property or other assets of the Company or any Subsidiary;

(d) create, or hold capital stock in, any subsidiary that is not a Wholly Owned Subsidiary, or sell, transfer or otherwise dispose of any capital stock of any Subsidiary of the Company, or permit any Subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such Subsidiary;

(e) cease to maintain a directors and officers liability insurance policy in an amount of at least $15 million from financially sound and reputable insurers;

(f) increase or decrease the size of the Board;

(g) make, or permit any Subsidiary to make, any loan or advance to, or own any stock or other securities of, any Subsidiary or other corporation, partnership or other entity unless it is a Wholly Owned Subsidiary;

(h) incur any indebtedness in excess of an aggregate of $50,000;

(i) guarantee, directly or indirectly, or permit any Subsidiary to guarantee, directly or indirectly, any indebtedness;

(j) institute or settle any Legal Proceeding;

(k) enter into, amend, terminate, take or omit to take any action that would constitute a violation or default under, or waive any rights under, any contract or agreement relating to Company Intellectual Property or of a nature that would be required to be filed as an exhibit to a report filed with the SEC;

(l) enter into any corporate strategic relationship; or

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(m) agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (a) through (l) above.

5.2 Second Closing. The Company covenants and agrees to use its best efforts to secure, as soon as reasonably practicable, the Required Stockholder Vote for the Second Closing and the issuance of the Shares to the Purchasers as contemplated by this Agreement and to timely satisfy each of the conditions to be satisfied by it at the Second Closing as provided in Section 6.3 of this Agreement, unless and until the Company effects a Change of Company Board Recommendation prior to the Required Stockholder Vote.

5.3 Shares Issuable Upon Conversion. The Company will at all times have reserved and available for issuance such number of shares of Common Stock as shall be from time to time sufficient to permit the conversion in full of the outstanding Shares into Common Stock, including as may be adjusted for share splits, combinations or other similar transactions as of the date of determination.

5.4	Commercially Reasonable Efforts; Further Assurances.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Purchasers and the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties or parties hereto in doing, all things reasonably necessary, proper or advisable under applicable Law to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the other Transaction Agreements, including using commercially reasonable efforts (except when best efforts is otherwise required under this Agreement) to: (i) cause the conditions to the applicable Closing set forth in Section 6 to be satisfied; (ii) obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and make all necessary registrations, declarations and filings with Governmental Entities; and (iii) execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the other Transaction Agreements.

(b) Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be reasonably necessary to effectuate the transactions contemplated by this Agreement and the other Transaction Agreements, subject to the terms and conditions hereof and thereof and compliance with applicable Law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof and thereof.

5.5 Form 8-K. The Company shall, promptly following the date hereof (but in any event within the time period required by the rules and regulations of the SEC), file a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the Transaction Agreements as exhibits thereto, provided that the Company shall afford the Purchasers with reasonable opportunity to review and comment on such Current Report on Form 8-K prior to the filing thereof.

5.6 Tax Characterization. Unless otherwise required by a “determination”, as defined in Section 1313(a) of the Code, the parties agree to treat the Series A Preferred as stock other than preferred stock for U.S. federal, and to the extent applicable, state and local income tax purposes.

5.7 No Conflicts Agreements. Subject to the Company’s ability to (i) consummate any other financing at any time in its sole discretion; (ii) effect a Change of Company Board Recommendation; and/or (iii) terminate this Agreement in accordance with Section 11.1, the Company will not take any other action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Purchasers under the Transaction Agreements.

5.8 Listing of Underlying Shares. Promptly following the Second Closing, the Company shall take all necessary action to cause the Conversion Shares to be approved for listing on NASDAQ as promptly as

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practicable. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock Exchange, it shall include in such application the Conversion Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on NASDAQ and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such Exchange.

5.9	Confidential Information.

(a) Each Purchaser recognizes that Confidential Information may have been and may be disclosed to such Purchaser by the Company or any of its Subsidiaries. Each Purchaser shall not engage in the unauthorized use, and shall cause its Affiliates not to engage in the unauthorized use, or make any unauthorized disclosure to any third party, of any Confidential Information without the prior written consent of the Company and shall use due care to ensure that such Confidential Information is kept confidential, including by treating such information as such party would treat its own Confidential Information but no less than commercially reasonable efforts. Notwithstanding the foregoing, the Purchasers shall have the right to share any Confidential Information with any of their Representatives, each of whom shall be required to agree to keep confidential such Confidential Information to the extent required of the Purchaser under this Section 5.9. Any breach or violation of such agreement by any Purchaser’s Representative shall be deemed a breach or violation of this Section 5.9 by such Purchaser.

(b) If any Purchaser is requested to disclose any Confidential Information by any Governmental Entity or for any regulatory reason, such Purchaser will promptly notify the Company, as is reasonably practicable and legally permissible under the circumstances, to permit it to seek a protective order or take other action that the Board in its discretion deems appropriate, and such Purchaser will cooperate in any such efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such Confidential Information, at the Company’s sole cost and expense. If, in the absence of a protective order, such Purchaser is compelled to disclose any such information in any proceeding or pursuant to legal process, such Purchaser may disclose to the party compelling disclosure only the part of such Confidential Information as is required to be disclosed (in which case, prior to such disclosure, such Purchaser will advise and, if requested by the Board, consult with the Company and its counsel as to such disclosure and the nature and wording of such disclosure) and such Purchaser will use its commercially reasonable efforts to obtain confidential treatment therefor.

5.10 Participation Right. Subject to applicable securities laws, if the Company proposes to offer or sell its Equity Securities to investors in a single or a series of related capital raising transactions on or before the Second Closing, whether or not in connection with a Change of Company Board Recommendation (an “Alternative Financing”), the Company shall offer to the Purchasers the right to participate in such Alternative Financing by offering the Purchasers the right to purchase an aggregate amount up to $2.5 million of the Equity Securities offered in such Alternative Financing on the same terms and conditions as the other investors participating in such Alternative Financing (the “Participation Right”). Each Purchaser shall be entitled to apportion the Participation Right in such proportions as it deems appropriate among itself and its Affiliates. The Company shall provide reasonable prior written notice to the Purchasers of the closing of any Alternative Financing.

6. Conditions Precedent.

6.1 Conditions to the Obligation of the Purchasers to Consummate the Initial Closing. The obligations of the Purchasers to consummate the transactions to be consummated at the Initial Closing, and to purchase and pay for the Notes pursuant to this Agreement, are subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties of the Company contained in Section 3 shall be true and correct in all respects as of the Initial Closing.

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(b) The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Initial Closing.

(c) The President of the Company shall deliver to the Purchasers at the Initial Closing a certificate certifying that the conditions specified in Sections 6.1(a) and (b) have been fulfilled.

(d) All authorizations, approvals or permits, if any, of any Governmental Entity that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be obtained and effective as of the Initial Closing.

(e) The Company shall have executed and delivered to the Purchasers the Security Agreement.

(f) The holder of the promissory note originally issued by the Company to General Electric Capital Corporation in principal sum of $10,000,000 on February 10, 2012 shall have consented to the issuance of the Notes hereunder and the transactions contemplated by the Initial Closing.

(g) The Purchasers, the Company and General Electric Capital Corporation shall have entered into a Subordination Agreement in form and substance reasonably satisfactory to the Purchasers (the “Subordination Agreement”).

(h) All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

6.2 Conditions to the Obligation of the Purchasers to Consummate the Second Closing. The obligations of the Purchasers to consummate the transactions to be consummated at the Second Closing, and to purchase and pay for the Shares pursuant to this Agreement, are subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties of the Company contained in Section 3 shall be true and correct in all respects as of the Initial Closing and the Second Closing.

(b) The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Second Closing.

(c) The President of the Company shall deliver to the Purchasers at the Second Closing a certificate certifying that the conditions specified in Sections 6.1(a) and (b) have been fulfilled.

(d) All authorizations, approvals or permits, if any, of any Governmental Entity that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of Second Closing.

(e) The Purchasers shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, an opinion, dated as of the Second Closing, in form and substance reasonably satisfactory to the Purchasers.

(f) The Company shall have filed the Certificate of Designations with the Office of the Secretary of State of the State of Delaware.

(g) The Company shall have executed and delivered to the Purchasers the Amended IRA.

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(h) The Company shall have executed and delivered to the Purchasers an amendment to the Abbott Agreement, the terms of which were approved by the Board.

(i) The Company shall have executed and delivered to the Purchasers the Indemnification Agreement for the Preferred Elected Director, unless the Purchasers shall not have notified the Company of the Purchasers’ nominee as the Preferred Elected Director.

(j) The Company shall have received the approval and authorization of the Board and the Required Stockholder Vote to consummate the Second Closing and to issue the Shares to the Purchasers as contemplated by this Agreement.

(k) The Secretary of the Company shall have delivered to the Purchasers at the Second Closing a certificate certifying resolutions of the Board approving the Transaction Agreements and the transactions contemplated under the Transaction Agreements, and resolutions of the stockholders of the Company approving the Second Closing.

(l) All corporate and other proceedings in connection with the transactions contemplated at the Second Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

6.3 Conditions to the Obligation of the Company to Consummate the Initial Closing. The obligation of the Company to consummate the transactions to be consummated at the Initial Closing, and to issue and sell to the Purchasers the Notes pursuant to this Agreement, is subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all respects as of the Initial Closing.

(b) The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before Initial Closing.

(c) All authorizations, approvals or permits, if any, of any Governmental Entity that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be obtained and effective as of the Initial Closing.

(d) Each Purchaser shall have executed and delivered the Security Agreement.

6.4 Conditions to the Obligation of the Company to Consummate the Second Closing. The obligation of the Company to consummate the transactions to be consummated at the Second Closing, and to issue and sell to the Purchasers the Shares pursuant to this Agreement, is subject to the satisfaction of the following conditions precedent:

(a) The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all respects as of the Second Closing.

(b) The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Second Closing.

(c) All authorizations, approvals or permits, if any, of any Governmental Entity that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Second Closing.

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(d) Each Purchaser shall have executed and delivered the Amended IRA.

(e) The Company shall have received the Required Stockholder Vote to consummate the Second Closing and to issue the Shares to the Purchasers as contemplated by this Agreement.

7. Governance; Director Matters; Additional Covenants.

7.1	Preferred Elected Director.

(a) Following the Second Closing and in accordance with Section 7 of the Certificate of Designations, the Purchasers shall be entitled to nominate one (1) director to the Board (the “Preferred Elected Director”). Subject to applicable law, including the rules and regulations of the SEC and any Exchange on which the Common Stock is then listed, the Preferred Elected Director shall be entitled to be a member of each committee of the Board, including the compensation committee, the audit committee and the nominating and corporate governance committee of the Board. The Company agrees that it shall use its commercially reasonable efforts to cause, subject to the terms and provisions of Section 7 of the Certificate of Designations, the Preferred Elected Director to be elected to the Board as soon as reasonably practicable after the Purchasers notify the Company of its nominee. The Company shall use its commercially reasonable efforts to nominate for re-election the Preferred Elected Director at any annual or special meeting at which the class of directors of the Company which includes the Preferred Elected Director is re-elected (unless the Purchasers advise the Company that they wish to nominate a different candidate as the Preferred Elected Director, in which case the Company shall use its commercially reasonable efforts to nominate such new Preferred Elected Director nominee for election to the Board in accordance with the foregoing procedures); and in each case take all such actions as may be reasonably necessary or appropriate in connection therewith. Notwithstanding the foregoing, if at any time at which the holders of Conversion Shares are entitled to nominate the Preferred Elected Director there is a vacancy in the office of the Preferred Elected Director, then, subject to applicable Law, the Company shall, upon request of the Purchasers, use commercially reasonable efforts to cause a successor Preferred Elected Director to be appointed to the Board as soon as reasonably practicable.

(b) If at any time when the Preferred Elected Director is required to resign as a member or observer of the Board pursuant to the terms of the Certificate of Designations, if so requested by the Company, the Purchasers shall promptly cause to resign, and take all other action reasonably necessary, or reasonably requested by the Company, to cause the prompt removal of, the Preferred Elected Director.

7.2	D&O Insurance; Indemnification Agreements.

(a) The Preferred Elected Director shall be entitled to benefits under any director and officer insurance policy maintained by the Company to the same extent as any other director of the Board.

(b) The Company agrees that in respect of each Preferred Elected Director that is a director, the Company shall duly authorize and enter into an indemnification agreement (an “Indemnification Agreement”) with such Preferred Elected Director in form and substance acceptable to such Preferred Elected Director.

7.3 Material Non-Public Information. At any time when no Preferred Elected Director is serving on the Board, if any Purchaser has notified the Company in writing that it does not want to receive any material non-public information regarding the Company and its Subsidiaries, the Company shall thereafter not disclose material non-public information to such Purchaser, or to advisors to or representatives of such Purchaser (in their capacity as such) until such time as such Purchaser may again request in writing to receive such information.

8. Transfer Restrictions. Each Purchaser understands and agrees that the Shares and any Conversion Shares may be offered, resold, pledged or otherwise transferred only (a) in a transaction not involving a public offering, (b) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (c) pursuant to an effective registration statement under the Securities Act, (d) to the Company or one

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of its Subsidiaries, (e) to any Affiliate of such Purchaser or (f) to any other holder of shares of Series A Preferred and to any Affiliates thereof; in each of cases (a) through (e) in accordance with any applicable state and federal securities laws.

9. Legends; Securities Act Compliance.

9.1 Legend. It is understood that the Note and each certificate representing the Shares and each certificate representing Conversion Shares will bear a legend conspicuously thereon to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SAID ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAWS OR SUCH OFFER, SALE, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAWS.”

9.2 Termination of 1933 Act Legend. The requirement imposed by Section 9.1 hereof shall cease and terminate as to any particular Shares (a) when, in the opinion of counsel reasonably acceptable to the Company, such legend is no longer required in order to assure compliance by the Company with the Securities Act or (b) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (x) such requirement shall cease and terminate as to any Shares or (y) such Shares shall be transferable under paragraph (b)(1) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 9.1 hereof.

10. Indemnification; Survival.

10.1 Company Indemnification. The Company shall defend, indemnify, exonerate and hold free and harmless each Purchaser and its Affiliates and their respective directors, officers, employees, agents and representatives from and against any and all Losses incurred by such Indemnified Parties that arise out of, or result from: (i) any inaccuracy in or breach of, or alleged inaccuracy or alleged breach of, the Company’s representations or warranties in this Agreement or in any certificate delivered pursuant to this Agreement, the Notes or the Security Agreement; or (ii) the Company’s breach or alleged breach of its agreements or covenants in this Agreement, the Notes or the Security Agreement.

10.2 Survival of Representations and Warranties; Covenants. The representations, warranties, covenants, agreements and obligations contained herein shall survive the delivery of the Notes, the Shares and the Conversion Shares and the Closings.

10.3 Procedures. A party entitled to indemnification hereunder (each, an “Indemnified Party”) shall give written notice to the party from whom indemnification is sought (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification hereunder; provided, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10 unless and to the extent that the Indemnifying Party shall have been materially prejudiced by the failure of such Indemnified Party to so notify such party. Such notice shall describe in reasonable detail such claim. In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnifying Party shall be entitled to assume and conduct the defense thereof, with counsel reasonably satisfactory to the Indemnified Party unless (i) such claim seeks remedies, in addition to or other than, monetary damages that are reasonably likely to be awarded, (ii) such claim involves a criminal proceeding or (iii) counsel to the Indemnified Party advises such Indemnifying Party in writing that such claim involves a conflict of interest that would reasonably be expected to make it inappropriate for the same counsel to represent both the Indemnifying Party and the Indemnified Party. If any one of the foregoing clauses (i) through (iii) applies, the Indemnified Party shall be entitled to retain its own

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counsel at the cost and expense of the Indemnifying Party (except that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with respect to any single action or group of related actions, other than local counsel). If the Indemnifying Party assumes the defense of any claim, the Indemnified Party shall nevertheless be entitled to hire, at its own expense, separate counsel and participate in the defense thereof; provided, that all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and each Indemnified Party shall reasonably cooperate in the defense or prosecution of such claim. Such reasonable cooperation shall include the retention and (upon the Indemnifying Party’s reasonable request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its prior written consent (not to be unreasonably withheld, conditioned or delayed). The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought or may be hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding and is solely for monetary damages.

10.4 Additional Limitations. Notwithstanding anything contained herein to the contrary, “Losses” shall not include (i) any Losses to the extent such Losses could not have been reasonably foreseen by the parties as of the Closing, and (ii) punitive damages, except to the extent payable by an Indemnified Party to a third party. No party hereto shall be obligated to indemnify any other Person with respect to any representation, warranty, covenant or condition specifically waived in writing by any other party on or prior to the applicable Closing.

10.5 Exclusive Remedies. Notwithstanding anything to the contrary herein, other than in the case of Fraud, the provisions of Section 10 and Section 12.6 shall be the sole and exclusive remedies of parties under this Agreement following the Closing for any and all breaches or alleged breaches of any representations or warranties, covenants or agreements of the parties contained in this Agreement. For the avoidance of doubt, this Section 10 shall not prevent the parties from obtaining specific performance or other non-monetary remedies in equity or at Law pursuant to Section 12.6 of this Agreement and shall not limit other remedies that may be available to the parties under any of the Transaction Agreements (other than this Agreement).

11. Termination.

11.1 Conditions of Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated:

(a) by the mutual written consent of the Company and the Required Holders; or

(b) by the Company, at any time prior to the receipt of the Required Stockholder Vote, if the Board changes its recommendation to the stockholders of the Company and recommends that stockholders vote against the consummation of the transactions at the Second Closing and the issuance of the Shares to the Purchasers at the Second Closing (a “Change of Company Board Recommendation”), but only if the Company prior to or concurrently with such termination pays the Termination Fee to or for the account of the Purchasers in accordance with the instructions by the Purchasers.

11.2 Effect of Termination. In the event of any termination pursuant to Section 11.1 hereof, this Agreement shall become null and void and have no further effect, with no liability on the part of the Company or any Purchaser, or their directors, partners, members, employees, affiliates, officers, stockholders or agents or other representatives, with respect to this Agreement, except for the terms of Section 5.10, Section 10, Section 11.2 and Section 12 (Miscellaneous Provisions), which shall survive the termination of this Agreement. In the event that this Agreement is terminated pursuant to Section 11.1(b), then the Company shall pay to the Purchasers prior to or concurrently with such termination, or within two (2) Business Days thereafter, a

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termination fee equal to $100,000 plus the reasonable, documented fees and expenses (including without limitation legal fees) actually incurred by the Purchasers after the date hereof and in connection with or in anticipation of the transactions contemplated by this Agreement (the “Termination Fee”).

12. Miscellaneous Provisions.

12.1 Public Statements or Releases. Neither the Company nor any Purchaser shall make any public release or announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior approval of the other parties, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, nothing in this Section 12.1 shall prevent any party from making any public release required (in the exercise of its reasonable judgment) in order to satisfy its obligations under law or under the rules or regulations of any United States national securities exchange, in which case the party or parties, as applicable, required to make the release or announcement shall, to the extent reasonably practicable, allow the other party or parties, as applicable, reasonable time to comment on such release or announcement in advance of such issuance.

12.2 Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified. The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date set forth in the first paragraph of this Agreement. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. All matters to be agreed to by any party hereto must be agreed to in writing by such party unless otherwise indicated herein. Except as specified otherwise herein, references to agreements, policies, standards, guidelines or instruments, or to statutes or regulations, are to such agreements, policies, standards, guidelines or instruments, or statutes or regulations, as amended or supplemented from time to time (or to successors thereto). All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person, unless otherwise indicated or the context otherwise requires. The parties hereto agree that they have been represented by counsel during the negotiation and execution of the Transaction Agreements and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

12.3 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three (3) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid (b) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, (c) on the date of delivery if delivered personally, or (d) if by facsimile, upon written confirmation of receipt by facsimile, in each case to the intended recipient as set forth below:

if to the Company, addressed as follows:

BG Medicine, Inc.

880 Winter Street,

Suite 210,

Waltham, MA 02451

Attention: Chief Executive Officer

Facsimile: (781) 895-1119

with copies (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

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Boston, MA 021111

Attention: Linda Rockett

Facsimile: (617) 542-2241

if to any Purchaser, to it at:

c/o Flagship Ventures

1 Memorial Drive, 7th Floor

Cambridge, MA 02142

Attention:

Facsimile: (617) 868-1115

with copies (which shall not constitute notice) to:

Latham & Watkins LLP

John Hancock Tower, 27th Floor

200 Clarendon Street

Boston, MA 02127

Attention: Peter N. Handrinos

Facsimile: (617) 948-6001

Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 12.3.

12.4 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

12.5	Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.

(a) This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and, as to all other matters, in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof that would require the application of laws of any other jurisdiction).

(b) Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding brought by any party hereto against arising out of or based upon this Agreement may be instituted in any United States federal court or Massachusetts State court located in The City of Boston (a “Massachusetts Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of a Massachusetts Court in any such suit, action or proceeding.

(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PURCHASER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

12.6 Specific Performance. The parties hereto agree that the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that irreparable damages for which money damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do

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not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity; and the parties hereto further agree to waive any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such injunctive or other equitable relief. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity.

12.7 Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to a party upon any breach or default of another party under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement. Any agreement on the part of a party or parties hereto to any waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

12.8	Fees; Expenses.

(a) All reasonable, documented fees and expenses incurred in connection with the Transaction Agreements and the transactions contemplated hereby and thereby shall be paid by the Company whether or not the transactions contemplated hereby and thereby are consummated.

(b) For the avoidance of doubt, the Company shall reimburse the Purchasers for all reasonable, documented out-of-pocket costs and expenses of the Purchasers and their advisors incurred in connection with their due diligence of the Company and its Subsidiaries, negotiation and preparation of the Transaction Agreements and participating in the transaction contemplated by the Transaction Agreements. In addition, the Company shall pay all reasonable, documented out of pocket costs and expenses of the Purchasers incurred with respect to any subsequent amendments, approvals or modifications associated with the transactions contemplated by the Transaction Agreements.

(c) The Company shall pay any and all documentary, stamp or similar issue or transfer Tax payable in connection with this Agreement, the issuance of the Shares at Closing and the issuance of the Conversion Shares.

(d) The Company shall reimburse the Preferred Elected Director for his or her reasonable, documented out of pocket expenses incurred for the purpose of attending meetings of any boards of directors (or equivalent governing bodies) or board committees of the Company and its Subsidiaries, in accordance with the Company’s and its Subsidiaries’ reimbursement policies in effect from time to time.

12.9 Assignment. Except as otherwise provided herein, none of the parties may assign its rights or obligations under this Agreement without the prior written consent of the other parties, provided, however, that each Purchaser may assign its right and obligations hereunder to an Affiliate of such Purchaser without the prior written consent of the Company or any other Purchaser or in connection with a transfer of Shares or Conversion Shares in accordance with Section 8 hereof with the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned); provided, further, that as a condition precedent to such assignment (x) any such Affiliate shall assume, on a several and not joint basis, all then continuing obligations of such Purchaser hereunder pursuant to a written agreement reasonably acceptable to the Company, and (y) no

32

assignment and assumption shall relieve such Purchaser from any liability hereunder; provided, further, that any assignment to an Affiliate of such Purchaser shall only be effective for so long as such Person remains an Affiliate of such Purchaser and the rights assigned to such Person shall cease to be of further force and effect when such Person ceases to be an Affiliate of such Purchaser. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors and permitted assigns. Any purported assignment other than in compliance with the terms hereof shall be void ab initio.

12.10 No Third Party Beneficiaries. Except for Sections 7.2 (with respect to which any Preferred Elected Director shall be a third party beneficiary), 10 (with respect to which all Indemnified Parties shall be third party beneficiaries), 12.8(d) (with respect to which the Preferred Elected Director shall be a third party beneficiary), 12.13 (with respect to which the Preferred Elected Director shall be a third party beneficiary) and 12.14, this Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto. Without limiting the foregoing, the representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

12.11 Counterparts. This Agreement may be executed and delivered (including by facsimile or electronic transmission) in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute a single instrument.

12.12 Entire Agreement; Amendments; Actions. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Disclosure Schedule and the Annexes and Exhibits hereto, constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company, on the one hand, and subject to the last sentence of this Section 12.12, the Purchasers on the other hand. Notwithstanding anything to the contrary contained herein, any consent, waiver, vote, decision, election or action required or permitted to be taken hereunder by the Purchasers as a group, including with respect to the immediately foregoing clause, shall require the approval of the Required Holders, and after such approval, such decision shall be binding on all Purchasers.

12.13 Freedom to Pursue Opportunities. Each of the parties hereto expressly acknowledges and agrees that: (i) the each Purchaser and each Preferred Elected Director has the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly engage in the same or similar business activities or lines of business as the Company or any of its Subsidiaries, including those deemed to be competing with the Company or any of its Subsidiaries; and (ii) in the event that the Purchaser or any Preferred Elected Director acquires knowledge of a potential transaction or matter (other than to the extent knowledge of such transaction or matter was acquired by such Person solely in their capacity as a director) that may be a corporate opportunity for each of the Company and the Purchaser or any Preferred Elected Director, such Person shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of its Subsidiaries, as the case may be, and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Company or its Affiliates for breach of any duty (contractual or otherwise) by reason of the fact that the Purchaser or Preferred Elected Director, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company.

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12.14 No Personal Liability of Directors, Officers, Owners, Etc. No director, officer, employee, incorporator, shareholder, managing member, member, general partner, limited partner, principal or other agent of any of the Purchasers or the Company shall have any liability for any obligations of the Purchasers or the Company, as applicable, under this Agreement or for any claim based on, in respect of, or by reason of, the respective obligations of the Purchasers or the Company, as applicable, under this Agreement. Each party hereby waives and releases all such liability. This waiver and release is a material inducement to each party’s entry into this Agreement.

12.15 Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement or any Transaction Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other Transaction Agreement. Nothing contained herein or in any other Transaction Agreement, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Agreement. Each Purchaser confirms that it has independently participated in the negotiation of the transactions contemplated hereby and has been represented by counsel. All rights, powers and remedies provided to the Purchasers under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative or exclusive, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other rights, powers or remedies by such party or any other party.

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

BG MEDICINE, INC.

By:	/s/ Paul R. Sohmer, M.D.
Name: Paul R. Sohmer, M.D.
Title: President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

PURCHASERS:

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.;
AGTC ADVISORS FUND, L.P.

Each by its General Partner, AGTC Partners, L.P.
By its General Partner, NewcoGen Group Inc.

By:	/s/ Noubar B. Afeyan
Name:	Noubar B. Afeyan
Title:	President

FLAGSHIP VENTURES FUND 2007, L.P.

By its General Partner
Flagship Ventures Fund 2007 General Partner LLC

By:	/s/ Noubar B. Afeyan
Name:	Noubar B. Afeyan
Title:	Manager

[Signature Page to Securities Purchase Agreement]

Annex A

Purchaser Name	Initial Closing - Principal Amount of Note	Second Closing - Aggregate Purchase Price*
Applied Genomic Technology Capital Fund, L.P.	$308,487.65	$1,233,950.60

AGTC Advisors Fund, L.P.	$22,726.86	$90,907.44

Flagship Ventures Fund 2007, L.P.	$168,785.49	$675,141.96

TOTAL	$500,000.00	$2,000,000.00

*	Second Closing allocations may be subject to change among the Flagship funds, so long as the aggregate amount is equal to $2,000,000.

FILING COPY

ANNEX B

CERTIFICATE OF DESIGNATIONS

OF

SERIES A PREFERRED STOCK

OF

BG MEDICINE, INC.

The undersigned, Paul R. Sohmer, M.D., the President and Chief Executive Officer of BG Medicine, Inc. (including any successor in interest, the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify, in accordance with Sections 103 and 151 of the DGCL, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on May 8, 2015:

WHEREAS, the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), authorizes 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Certificate of Incorporation authorizes the Board to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, the number of shares in each series, the voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof; and

WHEREAS, the Board desires, pursuant to its authority as aforesaid, to designate a new series of Preferred Stock, set the number of shares constituting such series, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby designates a new series of Preferred Stock, consisting of the number of shares set forth herein, with the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions relating to such series as follows:

SECTION 1. Number; Designation; Rank.

(a) This series of convertible participating preferred stock is designated as the “Series A Preferred Stock” (the “Series A Preferred Stock”). The number of shares constituting the Series A Preferred Stock is [            ] shares, par value $0.001 per share.

(b) The Series A Preferred Stock ranks, with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise:

(i) senior in preference and priority to the Common Stock and each other class or series of Capital Stock of the Company, except for any class or series of Capital Stock hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior to or on parity, without preference or priority, with the Series A Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively with the Common Stock, the “Junior Securities”);

(ii) on parity, without preference and priority, with each other class or series of Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that

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it will rank on parity, without preference or priority, with the Series A Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively, the “Parity Securities”); and

(iii) junior in preference and priority to each other class or series of Preferred Stock or any other Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior in preference or priority to the Series A Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise (collectively, “Senior Securities”).

SECTION 2. Dividends.

(a) Cumulative Dividends. Holders shall be entitled to receive, out of funds legally available for the payment of dividends to the Company’s stockholders under Delaware law, on each Preferred Share, cumulative dividends which accrue daily at a per annum rate of 8.00% on the Accrued Value of such Preferred Share (“Cumulative Dividends”). Such Cumulative Dividends shall begin to accrue and be cumulative from the Issue Date. Cumulative Dividends shall be compounded quarterly and payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period, at the option of each such Holder of Series A Preferred Stock, (i) in cash or (ii) by the issuance of such number of additional shares of Series A Preferred Stock equal to the Stock Dividend Amount.

(b) Participating Cash Dividends. If the Company declares, makes or pays any cash dividend or distribution in respect of the Common Stock (a “Common Dividend”), each Holder shall receive a dividend (in addition to the Dividends provided for by SECTION 2(a)) in respect of each Preferred Share held thereby, in an amount equal to the product of (x) the amount of such Common Dividend paid per share of Common Stock, multiplied by (y) the number of shares of Common Stock issuable if such Preferred Share had been converted into shares of Common Stock immediately prior to the record date for such Common Dividend (such amount per share of Preferred Stock, the “Participating Cash Dividend”). Participating Cash Dividends shall be payable to Holders on the record date for such Common Dividend at the same time and in the same manner as the Common Dividend triggering such Participating Cash Dividend is paid.

(c) In-Kind Participating Dividends. If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets, securities or property, in respect of the Common Stock (an “In-Kind Common Dividend”), including without limitation any spin-off of one or more subsidiaries or businesses of the Company but excluding: (I) dividends or distributions referred to in SECTIONS 5(f)(i)(B) and 5(f)(i)(C); and (II) cash dividends with respect to which Holders are entitled to Participating Cash Dividends, then the Holders shall receive in such distribution or other transaction, at the same time and in the same manner as holders of Common Stock, the same type and amount of consideration (the “In-Kind Participating Dividend” and, collectively with the Participating Cash Dividend, the “Participating Dividends”) as Holders would have received if, immediately prior to the record date of such In-Kind Common Dividend, they had held the number of shares of Common Stock issuable upon conversion of the Preferred Shares. To the extent that the Company establishes or adopts a stockholder rights plan or agreement (i.e., a “poison pill”), the Company shall ensure that the Holders will receive, as an In-Kind Participating Dividend, rights under the stockholder rights plan or agreement with respect to any shares of Common Stock that at the time of such distribution would be issuable upon conversion of the Preferred Shares.

(d) Dividends (other than Participating Dividends) payable on the Series A Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of Dividends (other than Participating Dividends) payable on the Series A Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

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(e) Cumulative Dividends that are payable on Series A Preferred Stock on any Dividend Payment Date will be payable to Holders of record on the applicable record date, which shall be the fifteenth (15th) calendar day before the applicable Dividend Payment Date, or, with respect to any Cumulative Dividends not paid on the scheduled Dividend Payment Date therefor, such record date fixed by the Board (or a duly authorized committee of the Board) that is not more than sixty (60) nor less than ten (10) days prior to such date on which such accrued and unpaid Cumulative Dividends are to be paid (each such record date, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

(f) The quarterly dividend periods with respect to Cumulative Dividends shall commence on and include January 1, April 1, July 1 and October 1 (other than the initial Dividend Period, which shall commence on and include the Issue Date) and shall end on and include the last calendar day of the calendar quarter ending March 31, June 30, September 30 and December 31 preceding the next Dividend Payment Date (a “Dividend Period”).

SECTION 3. Liquidation Preference.

(a) Upon any Liquidation Event, each Preferred Share entitles the Holder thereof to receive and to be paid out of the assets of the Company legally available for distribution to the Company’s stockholders, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share equal to the sum of (A) the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cumulative Dividends for the then current Dividend Period) (“Liquidation Preference”).

(b) If upon any such Liquidation Event, the assets of the Company legally available for distribution to the Company’s stockholders are insufficient to pay the Holders the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the Holders and the holders of such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c) After payment to the Holders of the full Liquidation Preference to which they are entitled, the Holders will additionally receive such per share amount distributed to each holder of Common Stock, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms hereof.

(d) The value of any property not consisting of cash that is distributed by the Company to the Holders will equal the Fair Market Value thereof on the date of distribution.

(e) No holder of Junior Securities shall receive any cash upon a Liquidation Event unless the entire Liquidation Preference in respect of the Preferred Shares has been paid in cash. To the extent that there is insufficient cash available to pay the entire Liquidation Preference in respect of the Preferred Shares and any liquidation preference in respect of Parity Securities in full in cash upon a Liquidation Event, the Holders and the holders of such Parity Securities will share ratably in any cash available for distribution in proportion to the full respective amounts to which they are entitled upon such Liquidation Event.

SECTION 4. As-Converted Voting Rights; Certain Consent Rights.

(a) The Holders are entitled to vote on all matters on which the holders of shares of Common Stock are entitled to vote and, except as otherwise provided herein (including under SECTION 7 below) or by law, the Holders shall vote together with the holders of shares of Common Stock as a single class. As of any record date or other determination date, each Holder shall be entitled to the number of votes such Holder would have had if all Preferred Shares held by such Holder on such date had been converted into shares of Common Stock immediately prior thereto; (i) provided, however, that no Holder shall be entitled to cast votes for the number of shares of Common Stock issuable upon conversion of such Preferred Shares held by such Holder that exceeds (subject to a proportionate adjustment in the event of a stock split, stock dividend, combination or other proportionate recapitalization) the quotient of (A) the aggregate purchase price paid by such Holder for its

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Preferred Shares, divided by (B) the greater of (i) $0.80 and (ii) the Closing Price of the Common Stock on the Trading Day immediately prior to the Issue Date of such Holder’s Preferred Shares, and (ii) provided, further, that, in the event that any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the receipt of any Cumulative Dividends by such Holder, the voting rights of such Holder pursuant to this SECTION 4(a) shall not be increased as a result of such Holder’s receipt of such Cumulative Dividends unless and until such Holder and the Company shall have made their respective filings under the HSR Act and the applicable waiting period shall have expired or been terminated in connection with such filings. At the request of a Holder in the case of clause (ii) of this SECTION 4(a), the Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation.

(b) In addition to the voting rights provided for by SECTION 4(a) and SECTION 7 and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Requisite Holders and any such actions entered into without such consent or vote shall be null and void ab initio, and of no force or effect:

(i) liquidate, dissolve or wind-up the business and affairs of the Company, effect any merger or consolidation or any other Liquidation Event;

(ii) amend, alter or repeal any provision of the Certificate of Incorporation, including this Certificate of Designations, or Bylaws of the Company;

(iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series A Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends and rights of redemption;

(iv) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized herein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and (iii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current Fair Market Value thereof;

(v) sell, assign, license, pledge or encumber technology or intellectual property or other assets of the Company or any Subsidiary;

(vi) create, or hold capital stock in, any subsidiary that is not a Wholly Owned Subsidiary, or sell, transfer or otherwise dispose of any capital stock of any Subsidiary of the Company, or permit any Subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such Subsidiary;

(vii) cease to maintain a directors and officers liability insurance policy in an amount of at least $15 million from financially sound and reputable insurers;

(viii) increase or decrease the size of the Board;

(ix) make, or permit any Subsidiary to make, any loan or advance to, or own any stock or other securities of, any Subsidiary or other corporation, partnership or other entity unless it is a Wholly Owned Subsidiary;

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(x) incur any aggregate indebtedness in excess of $50,000;

(xi) guarantee, directly or indirectly, or permit any Subsidiary to guarantee, directly or indirectly, any indebtedness;

(xii) institute or settle any action, suit, litigation, petition, claim, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, or investigation by or before, or otherwise involving, any court or other governmental authority or arbitral body;

(xiii) enter into, amend, terminate take or omit to take any action that would constitute a violation or default under, or waive any rights under, any contract or agreement relating to intellectual property of the Company or of a nature that would be required to be filed as an exhibit to a report filed with the SEC;

(xiv) enter into any corporate strategic relationship; or

(xv) agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) through (xiv) above, unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Requisite Holders.

(c) Notwithstanding anything to the contrary contained in this SECTION 4, the Company may not, directly or indirectly, take any action otherwise approved pursuant to SECTION 4(b) if such action would have a materially adverse and disproportionate effect on the powers, preferences, rights, limitations, qualifications and restrictions or privileges of any Holder with respect to any shares of Series A Preferred Stock held by any Holder, without the prior approval of such Holder.

(d) Any action as to which a class vote of the holders of Preferred Stock, or the holders of Preferred Stock and Common Stock voting together, is required pursuant to the terms of this Certificate of Designations may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company.

SECTION 5. Conversion. Each Preferred Share is convertible into shares of Common Stock (or Reference Property, to the extent applicable) as provided in this SECTION 5.

(a) Conversion at the Option of Holders of Series A Preferred Stock. Each Holder is entitled to convert, at any time and from time to time, at the option and election of such Holder, any or all outstanding Preferred Shares held by such Holder and receive therefor the property described in SECTION 5(c) upon such conversion. In order to convert Preferred Shares into shares of Common Stock (or Reference Property, to the extent applicable), the Holder must surrender the certificates representing such Preferred Shares at the office of the Company’s transfer agent for the Series A Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with (x) written notice that such Holder elects to convert all or part of the Preferred Shares represented by such certificates as specified therein, (y) a written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the transfer agent or the Company, as applicable (if reasonably required by the transfer agent or the Company, as applicable), and (z) funds for any stock transfer, documentary, stamp or similar taxes, if payable by the Holder pursuant to SECTION 5(e)(i). Except as provided in SECTION 5(b), the date the transfer agent or the Company, as applicable, receives such certificates, together with such notice and any other documents and amounts required to be paid by the Holder pursuant to this SECTION 5, will be the date of conversion (the “Conversion Date”).

(b) Mandatory Conversion at the Option of the Requisite Holders. Upon the written consent of the Requisite Holders, all outstanding Preferred Shares held by all Holders shall be converted into shares of Common

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Stock and each Holder shall receive therefor the property described in SECTION 5(c) upon such conversion. The date of the consent of the Requisite Holders shall be the Conversion Date. On the Conversion Date, all rights with respect to the Series A Preferred Stock so converted shall terminate, except any of the rights of the holders thereof upon surrender of their certificate or certificates therefor or delivery of an affidavit of loss thereof to receive certificates for the number of shares of Common Stock into which such shares of Series A Preferred Stock have been converted. If so required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. Upon surrender of such certificates or affidavit of loss, the Company shall issue and deliver to such holder, promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred Stock surrendered are convertible on the Conversion Date.

(c) Amounts Received Upon Conversion. Upon a conversion of Preferred Shares pursuant to SECTION 5(a) or (b), the Holder of such converted Preferred Shares shall receive in respect of each Preferred Share a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount (the “Conversion Amount”) determined by dividing (A) the Series A Original Purchase Price by (B) the Conversion Price in effect at the time of conversion. Notwithstanding the foregoing, in the event any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the conversion of any Preferred Shares into the property described above in this SECTION 5(c), at the option of such Holder upon written notice to the Company, the effectiveness of such conversion shall be delayed (only to the extent necessary to avoid a violation of the HSR Act), until such Holder shall have made such filing under the HSR Act and the applicable waiting period shall have expired or been terminated; provided, however, that in such circumstances such Holder shall use commercially reasonable efforts to make such filing and obtain the expiration or termination of such waiting period as promptly as reasonably practical and the Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation.

(d) Fractional Shares. No fractional shares of Common Stock (or fractional shares in respect of Reference Property, to the extent applicable) will be issued upon conversion of the Series A Preferred Stock. In lieu of fractional shares, the Company shall pay cash in respect of each fractional share equal to such fractional amount multiplied by the Thirty Day VWAP as of the closing of business on the Business Day immediately preceding the Conversion Date (or the Fair Market Value thereof in respect of any Reference Property). If more than one Preferred Share is being converted at one time by the same Holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of Preferred Shares converted by such Holder at such time.

(e) Mechanics of Conversion.

(i) As soon as reasonably practicable after the Conversion Date (and in any event within four (4) Business Days after such date), the Company shall issue and deliver to the applicable Holder one or more certificates for the number of shares of Common Stock (or Reference Property, to the extent applicable) to which such Holder is entitled, together with, at the option of the Holder, a check or wire transfer of immediately available funds for payment of fractional shares in exchange for the certificates representing the converted Preferred Shares. Such conversion will be deemed to have been made on the Conversion Date, and the Person entitled to receive the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock (or Reference Property, to the extent applicable) on such date. The delivery of the Common Stock upon conversion of Preferred Shares shall be made, at the option of the applicable Holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the shares to such Holder at its address as set forth in the conversion

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notice. In cases where fewer than all the Preferred Shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted Preferred Shares. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock (or Reference Property, to the extent applicable) upon conversion or due upon the issuance of a new certificate for any Preferred Shares not converted to the converting Holder; provided that the Company shall not be required to pay any such amounts, and any such amounts shall be paid by the converting Holder, in the event that such Common Stock or Preferred Shares are issued in a name other than the name of the converting Holder.

(ii) For the purpose of effecting the conversion of Preferred Shares, the Company shall: (A) at all times reserve and keep available, free from any preemptive rights, out of its treasury or authorized but unissued shares of Common Stock (or Reference Property, to the extent applicable) the full number of shares of Common Stock (or Reference Property, to the extent applicable) deliverable upon the conversion of all outstanding Preferred Shares after taking into account any adjustments to the Conversion Price from time to time pursuant to the terms of this SECTION 5 and any increases to the Accrued Value from time to time and assuming for the purposes of this calculation that all outstanding Preferred Shares are held by one holder); and (B) without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, take all actions reasonably required to amend its Certificate of Incorporation, as expeditiously as reasonably practicable, to increase the authorized and available amount of Common Stock (or Reference Property, to the extent applicable) if at any time such amendment is necessary in order for the Company to be able to satisfy its obligations under this SECTION 5. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon conversion of the Series A Preferred Stock, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock (or Reference Property, to the extent applicable) upon the conversion of all outstanding Preferred Shares at such adjusted Conversion Price.

(iii) From and after the Conversion Date, the Preferred Shares converted on such date, will no longer be deemed to be outstanding and all rights of the Holder thereof including the right to receive Dividends, but excluding the right to receive from the Company the Common Stock (or Reference Property, to the extent applicable) or any cash payment upon conversion, and except for any rights of Holders (including any voting rights) pursuant to this Certificate of Designations which by their express terms continue following conversion or, for the avoidance of doubt, rights which by their express terms continue following conversion pursuant to any of the other Transaction Agreements (as defined in the Securities Purchase Agreement) shall immediately and automatically cease and terminate with respect to such Preferred Shares; provided that, in the event that a Preferred Share is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock (or Reference Property, to the extent applicable), such Preferred Share will, without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, remain outstanding and will continue be entitled to all of the rights attendant to such Preferred Share as provided herein.

(iv) The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed. If any shares of Common Stock (or Reference Property, to the extent applicable) to be reserved for the purpose of conversion of Preferred Shares require registration with or approval of any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as reasonably practicable, use commercially reasonable efforts to secure such registration or approval, as the case may be. So long as any Common Stock (or Reference Property, to the extent applicable) into which the Preferred Shares are then convertible is then listed on an Exchange, the Company will list and keep listed on any such Exchange, upon official notice of issuance, all shares of such Common Stock (or Reference Property, to the extent applicable) issuable upon conversion.

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(v) All shares of Common Stock (or Reference Property, to the extent applicable) issued upon conversion of the Preferred Shares will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive or similar rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(f) Adjustments to Conversion Price.

(i) The Conversion Price shall be subject to the following adjustments:

(A) Stock Splits and Combinations. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each Preferred Share shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each Preferred Share shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(B) Certain Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing: (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) no such adjustment shall be made if the Holders simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding Preferred Shares had been converted into Common Stock on the date of such event.

(C) Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of SECTION 2 do not apply to such dividend or distribution, then and in each such event the Holders shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Preferred Shares had been converted into Common Stock on the date of such event.

(D) Common Stock Issued at Less than Conversion Price.

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(1) If, during the period beginning on the Original Issue Date and ending on the first anniversary of the Original Issue Date, the Company issues or sells any Common Stock (or Option Securities or Convertible Securities, to the extent set forth in this SECTION 5(f)(i)(D)), other than Excluded Stock, for no consideration or for consideration per share (“New Issuance Price”) less than the Conversion Price in effect as of the date of such issuance or sale, then the Conversion Price in effect immediately prior to each such issuance or sale will (except as provided below) be adjusted at the time of such issuance or sale to equal the New Issuance Price.

(2) If, at any time after the first anniversary of the Original Issue Date, the Company issues or sells any Common Stock (or Option Securities or Convertible Securities, to the extent set forth in this SECTION 5(f)(i)(D)), other than Excluded Stock, for no consideration or for consideration per share less than the Conversion Price in effect as of the date of such issuance or sale, then the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(i) “CP2” shall mean the Conversion Price in effect immediately following such issuance or sale;

(ii) “CP1” shall mean the Series A Conversion Price in effect immediately prior to such issuance or sale;

(iii) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issuance or sale (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Option Securities outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series A Preferred Stock) outstanding (assuming exercise of any outstanding Option Securities therefor) immediately prior to such issuance or sale);

(iv) “B” shall mean the number of shares of Common Stock that would have been issued if such additional shares of Common Stock so issued had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP1); and

(v) “C” shall mean the number of additional shares of Common Stock so issued.

(E) For the purposes of any adjustment of the Conversion Price pursuant to this SECTION 5(f)(i)(D), the following provisions shall be applicable:

(1) In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock after deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(2) In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof;

(3) In the case of (A) the issuance of Option Securities (whether or not at the time exercisable) or (B) the issuance of Convertible Securities (whether or not at the time so convertible or exchangeable):

(i) the issuance of Option Securities shall be deemed the issuance of all shares of Common Stock deliverable upon the exercise of such Option Securities;

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(ii) such Option Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(f)(i)(E)(1) and (2)), if any, received by the Company for such Option Securities, plus the exercise price, strike price or purchase price provided in such Option Securities for the Common Stock covered thereby;

(iii) the issuance of Convertible Securities shall be deemed the issuance of all shares of Common Stock deliverable upon conversion of, or in exchange for, such Convertible Securities;

(iv) such Convertible Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(f)(i)(E)(1) and (2) and excluding any cash received on account of accrued interest or accrued dividends), if any, received by the Company for such Convertible Securities, plus the value of the additional consideration (determined in the manner provided in SECTION 5(f)(i)(E)(1) and (2)) to be received by the Company upon the conversion or exchange of such Convertible Securities, if any;

(v) upon any change in the number of shares of Common Stock deliverable upon exercise of any Option Securities or Convertible Securities or upon any change in the consideration to be received by the Company upon the exercise, conversion or exchange of such securities, the Conversion Price then in effect shall be readjusted to such Conversion Price as would have been in effect had such change been in effect, with respect to any Option Securities or Convertible Securities outstanding at the time of the change, at the time such Option Securities or Convertible Securities originally were issued;

(vi) if the Conversion Price shall have been fully adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; and

(vii) if any issuance of Common Stock, Option Securities or Convertible Securities would also require an adjustment pursuant to any other adjustment provision of this SECTION 5(f)(i), then only the adjustment most favorable to the Holders shall be made.

(F) Merger or Reorganization. Subject to the provisions of SECTION 3(a), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by SECTION 5(f)(i)(A), (B) or (C)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each Preferred Share shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock issuable upon conversion of one (1) share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this SECTION 5 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this SECTION 5 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. For the avoidance of doubt, nothing in this SECTION 5(f)(i)(F) shall be construed as preventing the holders of Series A Preferred Stock from seeking any appraisal rights to which they are otherwise entitled under the DGCL in connection with a merger triggering an adjustment hereunder, nor shall this SECTION 5(f)(i)(F) be deemed conclusive evidence of the fair value of the shares of Series A Preferred Stock in any such appraisal proceeding.

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(ii) If the Company issues rights, options or warrants that are only exercisable upon the occurrence of certain triggering events (each, a “Trigger Event”), then the Conversion Price will not be adjusted pursuant to SECTION 5(f)(i)(B) until the earliest Trigger Event occurs, and the Conversion Price shall be readjusted to the extent any of these rights, options or warrants are not exercised before they expire (provided, however, that, for the avoidance of doubt, if such Trigger Event would require an adjustment pursuant to SECTION 5(f)(i)(D), such adjustment pursuant to SECTION 5(f)(i)(D) shall be made at the time of issuance of such rights, options or warrants in accordance with such Section).

(iii) Notwithstanding anything in this SECTION 5(f) to the contrary, if a Conversion Price adjustment becomes effective pursuant to any of clauses (A), (B) or (C) of this SECTION 5(f)(i) on any Ex-Date as described above, and a Holder that converts its Preferred Shares on or after such Ex-Date and on or prior to the related record date would be treated as the record holder of shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Date and participate on an adjusted basis in the related dividend, distribution or other event giving rise to such adjustment, then, notwithstanding the foregoing Conversion Price adjustment provisions, the Conversion Price adjustment relating to such Ex-Date will not be made for such converting Holder. Instead, such Holder will be treated as if such Holder were the record owner of the shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Notwithstanding anything in this SECTION 5(f) to the contrary, no adjustment under SECTION 5(f)(i) need be made to the Conversion Price unless such adjustment would require a decrease of at least one percent (1%) of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to a decrease of at least one percent (1%) of such Conversion Price; provided that, on the date of any conversion of the Preferred Shares pursuant to SECTION 5, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward that has not been taken into account before such date. In addition, at the end of each year, beginning with the year ending December 31, 2015, the Conversion Price shall be adjusted to give effect to any adjustment or adjustments so carried forward, and such adjustments will no longer be carried forward and taken into account in any subsequent adjustment.

(iv) Adjustments Below Par Value. The Company shall not take any action that would require an adjustment to the Conversion Price such that the Conversion Price, as adjusted to give effect to such action, would be less than the then-applicable par value per share of the Common Stock, except that the Company may undertake a share split or similar event if such share split results in a corresponding reduction in the par value per share of the Common Stock such that the as-adjusted new Conversion Price per share would not be below the new as-adjusted par value per share of the Common Stock following such share split or similar transaction and the Conversion Price is adjusted as provided under SECTION 5(f)(i)(A) and any other applicable provision of SECTION 5(f).

(v) Reference Property. In the case of any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, combination or reclassification described in SECTION 5(f)(i)(A)), a consolidation, merger or combination involving the Company, a sale, lease or other transfer to a third party of all or substantially all of the assets of the Company (or the Company and its Subsidiaries on a consolidated basis), or any statutory share exchange, in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any of the foregoing, a “Transaction”), then, at the effective time of the Transaction, the right to convert each Preferred Share will be changed into a right to convert such Preferred Share into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) (the “Reference Property”) that a Holder would have received in respect of the Common Stock issuable upon conversion of such Preferred Shares immediately prior to such Transaction. In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Transaction, the Company shall make adequate provision whereby the Holders shall have a reasonable opportunity to determine the form of consideration into which all of the Preferred Shares, treated as a single

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class, shall be convertible from and after the effective date of the Transaction. Any such election shall be made by the Requisite Holders. Any such determination by the Holders shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in the Transaction, and shall be conducted in such a manner as to be completed at approximately the same time as the time elections are made by holders of Common Stock. The provisions of this SECTION 5(f)(v) and any equivalent thereof in any such securities similarly shall apply to successive Transactions. The Company shall not become a party to any Transaction unless its terms are in compliance with the foregoing.

(vi) Rules of Calculation; Treasury Stock. All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock (or Reference Property, to the extent applicable) outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock (or Reference Property, to the extent applicable), not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock (or Reference Property, to the extent applicable) held in treasury.

(vii) No Duplication. If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment (which shall be the adjustment most favorable to the Holders) shall be made.

(viii) Notice of Record Date. In the event of:

(A) any event described in SECTION 5(f)(i)(A), (B), (C) or (D);

(B) any Transaction to which SECTION 5(f)(v) applies;

(C) the dissolution, liquidation or winding-up of the Company; or

(D) any other event constituting a Change of Control;

then the Company shall mail to the Holders at their last addresses as shown on the records of the Company, at least ten (10) days prior to the record date specified in (A) below or ten (10) days prior to the date specified in (B) below, as applicable, a notice stating:

(E) the record date for the dividend, other distribution, stock split or combination or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, other distribution, stock split or combination; or

(F) the date on which such reclassification, change, dissolution, liquidation, winding-up or other event constituting a Transaction or Change of Control, or any transaction which would result in an adjustment pursuant to SECTION 5(f)(i)(D), is estimated to become effective or otherwise occur, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for Reference Property, other securities or other property deliverable upon such reclassification, change, liquidation, dissolution, winding-up, Transaction or Change of Control or that such issuance of Common Stock, Option Securities or Convertible Securities is anticipated to occur.

(ix) Certificate of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 5, the Company at its expense shall as promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate, signed by an officer of the Company (in his or her capacity as such and not in an individual capacity), setting forth (A) the calculation of such adjustments and readjustments in reasonable detail, (B) the facts upon which such adjustment or readjustment is based, (C) the Conversion Price then in effect, and (D) the number of shares of Common Stock (or Reference Property, to the extent applicable) and the amount, if any, of Capital Stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of a Preferred Share.

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(x) No Upward Revisions to Conversion Price. For the avoidance of doubt, except in the case of a reverse share split or share combination resulting in an adjustment under SECTION 5(f)(i)(A) effected with the approvals, if any, required pursuant to SECTION 4(b), in no event shall any adjustment be made pursuant to this SECTION 5 that results in an increase in the Conversion Price.

SECTION 6. Redemption.

(a) Redemption at Maturity. Unless prohibited by Delaware law governing distributions to stockholders, each Holder shall have the right to require the Company to redeem such Holder’s Preferred Shares, in whole or in part, on or after March 31, 2016 (the “Maturity Date”) at a price per share payable, subject to SECTION 6(e), in cash and equal to the Redemption Price (the right to redeem at maturity described in this SECTION 6(a), the “Redemption Right At Maturity”); provided, however, that the Redemption Right At Maturity shall expire and have no further force or effect, if the Company closes a single or a series of related capital raising transactions in which the Company issues its Capital Stock to investors resulting in gross proceeds to the Company of at least $5.5 million in the aggregate, excluding the conversion of any indebtedness and inclusive of the Series A Preferred Stock issuable pursuant to the Securities Purchase Agreement. At any time during the period beginning on the thirtieth (30th) calendar day prior to the Maturity Date (the “Holder Redemption Notice Period”), each Holder may deliver written notice to the Company notifying the Company of such Holder’s election to require the Company to redeem all or a portion of such Holder’s Preferred Shares on or after the Maturity Date (the “Election Notice”). No later than thirty (30) calendar days prior to the commencement of the Holder Redemption Notice Period, the Company shall deliver a notice to each Holder including the following information: (A) informing the Holder of the Maturity Date and such Holder’s right to elect to have all or a portion of its Preferred Shares redeemed by Company on or after the Maturity Date, (B) the Redemption Price payable with respect to each share of Series A Preferred Stock on or after the Maturity Date in connection with any such redemption (to the extent the Redemption Price is known or can be calculated, and to the extent not capable of being calculated, the manner in which such price will be determined); (C) that any certificates representing Preferred Shares which a Holder elects to have redeemed must be surrendered for payment of the Redemption Price at the office of the Company or any redemption agent located in New York City selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), Holder shall receive, at the option of the Holder, either (x) payment of the Redemption Price to the Holder with respect to any Preferred Shares within twenty (20) Business Days following receipt to an account specified in such Holder’s redemption Election Notice or (y) a secured promissory note issued by the Company to the Holder in principal amount equal to the Redemption Price, bearing an interest rate per annum of 12.00% and a maturity date six (6) months from the date of the Election Notice, and secured by all of the assets of the Company, in form and substance acceptable to the Holder. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(a) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(a).

(b) Redemption at Option of the Holder upon a Change of Control.

(i) If a Change of Control occurs, each Holder shall have the right to require the Company to redeem its Preferred Shares pursuant to a Change of Control Offer, which Change of Control Offer shall be made by the Company in accordance with SECTION 6(b)(ii). In such Change of Control Offer, the Company will offer a payment (such payment, a “Change of Control Payment”) in cash per Preferred Share equal to the Redemption Price.

(ii) Within thirty (30) days following any Change of Control, the Company will mail a notice (a “Change of Control Offer”) to each Holder describing the transaction or transactions that constituted such

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Change of Control and offering to redeem the Preferred Shares on the date specified in such notice (the “Change of Control Payment Date”), which date shall be no earlier than thirty (30) days and no later than sixty-one (61) days from the date such notice is mailed. In addition, such Change of Control Offer shall further state: (A) the amount of the Change of Control Payment; (B) that the Holder may elect to have all or any portion of its Preferred Shares redeemed pursuant to the Change of Control Offer, (C) that any Preferred Shares to be redeemed must be surrendered for payment of the Change of Control Payment at the office of the Company or any redemption agent selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Change of Control Payment with will be made to the Holder on the Change of Control Payment Date to the account specified by such Holder to the Company in writing; (E) the date and time by which the Holder must make its election, (F) that any Holder may withdraw its election notice with respect to all or a portion of their Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Change of Control Payment Date; and (G) the amount and type of property that the Holder would receive in connection with such Change of Control if the Holder elects to convert its Preferred Shares in connection with the Change of Control. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(b) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(b).

(iii) On the Change of Control Payment Date, the Company will, to the extent lawful: (A) accept for payment all Preferred Shares validly tendered pursuant to the Change of Control Offer; and (B) make a Change of Control Payment to each Holder that validly tendered Preferred Shares pursuant to the Change of Control Offer.

(iv) If at any time prior to consummation of a transaction that would constitute a Change of Control, the Company has publicly announced (whether by press release, SEC filing or otherwise) such transaction or prospective transaction or the entry by the Company into any definitive agreement with respect thereto, the Company shall, within five (5) Business Days of the issuance of such public announcement, deliver a written notice to each Holder notifying them of the same and the anticipated date of consummation of such transaction.

(v) The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer and makes the Change of Control Payment in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by the Company and purchases all Preferred Shares validly tendered under such Change of Control Offer.

(vi) A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(c) Notwithstanding anything in this SECTION 6 to the contrary, each Holder shall retain the right to elect to convert any Preferred Shares to be redeemed at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding any Redemption Date. Any Preferred Shares that a Holder elects to convert prior to the Redemption Date shall not be redeemed pursuant to this SECTION 6.

(d) Insufficient Funds. Any redemption of the Preferred Shares pursuant to this SECTION 6 shall be payable out of any cash legally available therefor, provided, however, that, other than in respect of a redemption pursuant to SECTION 6(b) (which the Company may only effectuate to the extent it has sufficient cash legally

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available therefor), if Delaware law governing distributions to stockholders prevents the Company from redeeming all Preferred Shares to be redeemed, then the Company may pay the maximum portion of the Redemption Price consistent with such law (valued at the Fair Market Value thereof on the date of payment). If Delaware law governing distributions to stockholders prevents the Company from redeeming all Preferred Shares to be redeemed pursuant to SECTION 6(a) or SECTION 6(b), the redemption notice delivered to Holders shall so specify, and indicate the nature of the other assets expected to be distributed and the Fair Market Value of the same. At the time of any redemption pursuant to this SECTION 6, the Company shall take all actions required or permitted under Delaware law to permit the redemption of the Preferred Shares, including, without limitation, through the revaluation of its assets in accordance with Delaware law, to make cash funds (and to the extent cash funds are insufficient, other assets) legally available for such redemption. In connection with any redemption pursuant to SECTION 6(b), to the extent that Holders elect to have their Preferred Shares redeemed and the Company has insufficient funds to redeem such Preferred Shares (after taking into account the amount of any repurchase obligations the Company has or expects to have under any Indebtedness ranking senior to the Series A Preferred Stock), Senior Securities or any Parity Securities resulting from the same facts and circumstances as the Change of Control hereunder), the Company shall use any available funds to redeem a portion of such Preferred Shares and Parity Securities (if any are being redeemed) ratably in proportion to the full respective amounts to which they are entitled and shall redeem the remaining shares as soon as it may lawfully do so under such law.

(e) Mechanics of Redemption.

(i) The Company (or a redemption agent on behalf of the Company, as applicable) shall pay the applicable Redemption Price on the Redemption Date or the required payment date therefor upon surrender of the certificates representing the Preferred Shares to be redeemed and receipt of any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable, to the extent required by SECTIONS 6(a) and 6(b); provided that, if such certificates are lost, stolen or destroyed, the Company may require an affidavit certifying to such effect and, if requested, an agreement indemnifying the Company from any losses incurred in connection therewith, in each case, in form and substance reasonably satisfactory to the Company, from such Holder prior to paying such amounts.

(ii) Following any redemption of Preferred Shares on any Redemption Date, the Preferred Shares so redeemed will no longer be deemed to be outstanding and all rights of the Holder thereof shall cease, including the right to receive Dividends; provided, however, that any rights of Holders pursuant to this Certificate of Designations that by their terms survive redemption of the Preferred Shares and, for the avoidance of doubt, any rights that survive pursuant to any of the other Transaction Agreements (as defined in the Securities Purchase Agreement), shall survive in accordance with their terms. The foregoing notwithstanding, in the event that a Preferred Share is not redeemed by the Company when required, such Preferred Share will remain outstanding and will continue to be entitled to all of the powers, designations, preferences and other rights (including but not limited to the accrual and payment of dividends and the conversion rights) as provided herein.

SECTION 7. Director Election Rights.

Effective immediately following the Original Issue Date and for so long as at least 20% of the originally issued shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) are outstanding, the holders of the Preferred Shares, voting or consenting, as the case may be, separately as a single class to the exclusion of all other classes of the Company’s Voting Stock and with each Preferred Share entitled to one vote, by vote of the Requisite Holders, be entitled to elect one (1) director to the Board (the “Preferred Elected Director”); provided, that the Preferred Elected Director shall initially be elected promptly following the Company’s annual meeting to be held on [    ], 2015 and shall be elected to the Board no later than [    ], 2015. Subject to applicable law, the Preferred Elected Director shall be entitled to be a member of each committee of the Board, including the Compensation Committee, the audit committee and the nominating and corporate governance committee of the Board; provided, that notwithstanding anything to the contrary herein, membership

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on any such committee will be dependent upon such director meeting the qualification, and if applicable, independence criteria deemed necessary to so comply in accordance with any listing requirements of the Exchange on which the Company’s capital stock is then listed. The Preferred Elected Director shall be elected as set forth in this SECTION 7; provided that as a condition precedent to the election of any Preferred Elected Director, the individual to be elected by the Requisite Holders shall be required to provide to the Company a duly executed and delivered written resignation of such Person to be elected as the Preferred Elected Director, providing that effective immediately and automatically (without any further action by any Person) upon the expiration of the Requisite Holders’ right to elect such individual to the Board as provided herein, the Preferred Elected Director shall resign from the Board. For the avoidance of doubt, no Preferred Elected Director shall be elected to the Board unless the written resignation referred to in the preceding sentence is delivered to the Company prior thereto. The Preferred Elected Director shall be elected, at the option of the Requisite Holders, (i) by the written consent of the Requisite Holders or (ii) at annual or special meetings of stockholders of the Company at which directors are to be elected. If there is a vacancy in the office of the Preferred Elected Director, then the vacancy may only be filled by a nominee of the Requisite Holders. The Preferred Elected Director will be entitled to one (1) vote on any matter with respect to which the Board votes and the Preferred Elected Director may be removed at any time with or without cause by, and shall not be removed otherwise than by, the written consent or vote of the Requisite Holders. The Company shall take all such action as may be reasonably requested by the Requisite Holders to effect SECTION 7 (including nominating and recommending the Preferred Elected Director for election, if applicable).

SECTION 8. Additional Definitions. For purposes of these resolutions, the following terms shall have the following meanings:

(a) “Accrued Value” means $[            ] per share, as the same may be increased pursuant to SECTION 2.

(b) “Actively Traded Security” means, as of any date of determination, a Security of an entity with $2,000,000 average daily trading volume during the preceding 60-day period.

(c) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.

(d) “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” shall have a corresponding meaning.

(e) “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(f) “Capital Stock” means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person’s equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

(g) “Cash Equivalents” means: (i) United States dollars, or money in other currencies received in the ordinary course of business; (ii) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition; (iii) (A) demand deposits, (B) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (C) banker’s acceptances with maturities not exceeding one year from the date of acquisition, and (D) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any state thereof having capital, surplus and undivided profits in excess of

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$500 million whose short-term debt is rated “A-2” or higher by S&P or “P-2” or higher by Moody’s; (iv) repurchase obligations with a term of not more than seven (7) days for underlying securities of the type described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) commercial paper rated at least P-1 by Moody’s or A-1 by S&P and maturing within six (6) months after the date of acquisition; and (vi) money market funds at least ninety-five percent (95%) of the assets of which consist of investments of the type described in clauses (i) through (v) above.

(h) “Certificate of Designations” means this certificate of designations for the Series A Preferred Stock, as such shall be amended from time to time.

(i) “Change of Control” means (i) a sale of all or substantially all of the consolidated assets of the Company (including by way of any reorganization, merger, consolidation or other similar transaction or a sale of Equity Securities issued by Subsidiaries of the Company), except any merger or consolidation involving the Company or a Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least 75% by Voting Power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (ii) a direct or indirect acquisition of Beneficial Ownership of Voting Power of the Company by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than the Holders or their Affiliates by means of any transaction or series of transactions (including any reorganization, merger, consolidation, joint venture, share transfer, share exchange, share issuance, reclassification or other similar transaction), pursuant to which the stockholders of the Company immediately preceding such transaction or transactions collectively own, following the consummation of such transaction or transactions, less than seventy-five percent (75%) of the Voting Power of the Company or other surviving entity (or parent thereof), as the case may be, (iii) the obtaining by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than the Holders or their Affiliates of the power (whether or not exercised), other than pursuant to a revocable proxy in favor of the Company’s proposed slate of directors in respect of an annual meeting or other meeting related to the election of directors, to elect a majority of the members of the Board or more than seventy-five percent (75%) of the Voting Power of the Company.

(j) “Closing Price” shall mean the price per share of the final trade of the Common Stock on the applicable Trading Day (or the last trade of the Common Stock preceding the applicable Trading Day if no trades of such Common Stock were made on the applicable Trading Day) on the principal Exchange on which the Common Stock is listed or admitted to trading; provided that if the Common Stock is not so listed or traded, the Closing Price shall be equal to the fair market value, as reasonably determined in good faith by the Board.

(k) “Common Stock” means the shares of common stock, par value $0.001 per share, of the Company or any other Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

(l) “Compensation Committee” means the compensation committee of the Board which shall consist solely of Independent Directors, which shall consist of the Preferred Elected Director at all times.

(m) “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(n) “Conversion Price” means initially $[            ], as adjusted from time to time as provided in SECTION 5.

(o) “Convertible Securities” means securities by their terms convertible into or exchangeable for Common Stock or options, warrants or rights to purchase such convertible or exchangeable securities.

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(p) “Daily VWAP” means the volume-weighted average price per share of Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock or unit (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of such Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) on such Trading Day. The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(q) “Dividend Payment Date” means December 31, March 31, June 30 and September 30 of each year, commencing on [    ], 2015; provided that, if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be the immediately succeeding Business Day.

(r) “Dividends” means Cumulative Dividends, the Participating Cash Dividends and the In-Kind Participating Dividends.

(s) “Equity Securities” means, with respect to any Person, (i) shares of Capital Stock of, or other equity or voting interest in, such Person, (ii) any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iii) options, warrants, rights or other commitments or agreements to acquire from such Person, or that obligates such Person to issue, any Capital Stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iv) obligations of such Person to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any Capital Stock of, or other equity or voting interest (including any voting debt) in, such Person and (v) the Capital Stock of such Person.

(t) “Exchange” means the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, The New York Stock Exchange, the NYSE MKT LLC or any of their respective successors.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Excluded Stock” means: (i) shares of Common Stock issued by the Company in an event subject to, and for which the Conversion Price is subject to adjustment pursuant to, SECTION 5(f)(i)(A); (ii) the issuance of shares of Common Stock upon conversion of the Preferred Shares or upon the exercise or conversion of Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designations; (iii) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, Preferred Shares, Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designations; (iv) shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement; (v) shares of Common Stock, Option Securities or Convertible Securities issued as a dividend or distribution on Preferred Shares; (vi) shares of Common Stock, Option Securities or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is permitted to be issued, or not prohibited, by any other provision of this Certificate of Designations; (vii) shares of Common Stock or Option Securities issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board; (viii) shares of Common Stock or Convertible Securities actually issued upon the exercise of Option Securities or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option Security or Convertible Security; and (ix) shares

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of Common Stock, Option Securities or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board, which consent must include the Preferred Elected Director.

(w) Ex-Date” means the first date on which the Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question from the Company or, if applicable, from the seller of the Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

(x) “Fair Market Value” means: (i) in the case of any Security that is either (a) listed on an Exchange or (b) an Actively Traded Security in the over-the-counter-market that represents equity in a Person with a market capitalization of at least $25,000,000 on each Trading Day in the preceding 60 day period prior to such date, the product of (a) (i) the sum of the Daily VWAP of a single unit of such Security for each of the 20 consecutive Trading Days immediately prior to such date, divided by (ii) 20, multiplied by (b) the number of units of such Security being valued, (ii) in the case of any Security that is not so listed or not an Actively Traded Security or any other property or asset (other than Cash Equivalents), the fair market value thereof (defined as the price that would be negotiated in an arms’ length transaction for cash between a willing buyer and willing seller, neither of which is acting under compulsion), as determined by a written opinion of a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company in good faith (provided that the Requisite Holders may object in writing to any such determination of Fair Market Value by such valuation expert once every four (4) Testing Periods and if the Requisite Holders object in writing to any such determination of Fair Market Value by such valuation expert an alternative binding valuation shall be performed by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company and the Requisite Holders jointly, or if the Company and such Requisite Holders cannot jointly select such an alternative valuation expert within ten (10) Business Days of the Requisite Holders delivering to the Company a written notice objecting to the initial valuation, by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by one such valuation expert proposed by the Company and a second such valuation expert proposed by the Requisite Holders (it being understood that the Company shall each be responsible for the payment of all of the fees and expenses of such alternative valuation expert) and (iii) in the case of Cash Equivalents, the face value thereof; provided that with respect to any Security of the type referred to in clause (ii) above, in no event shall the Fair Market Value thereof exceed the Company’s cost basis in such Security (taking into account adjustments made in respect of follow-on capital contributions and other similar investments) plus fifty percent (50%) of any appreciation as determined pursuant to the valuation provisions set forth above.

(y) “Governmental Entity” shall mean any United States or non-United States federal, state or local government, or any agency, bureau, board, commission, department, tribunal or instrumentality thereof or any court, tribunal, or arbitral or judicial body.

(z) “hereof”; “herein” and “hereunder” and words of similar import refer to this Certificate of Designations as a whole and not merely to any particular clause, provision, section or subsection.

(aa) “Holders” means the holders of outstanding Preferred Shares as they appear in the records of the Company.

(bb) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

(cc) “Independent Director” means any director on the Board that is “independent” as defined in the Exchange Act and the applicable rules of the Exchange on which the Common Stock is listed (or if the Common Stock is not listed on an Exchange, as defined in NASDAQ Marketplace Rule 4200(a)(15)).

(dd) “Issue Date” means, with respect to a Preferred Share, the date on which such share is first issued by the Company.

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(ee) “Liquidation Event” means (i) the voluntary or involuntary liquidation, dissolution or winding-up of the Company, (ii) the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (iii) the consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (iv) the consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors and (v) any Change of Control unless the Requisite Holders elect otherwise by written notice sent to the Company at least three (3) days prior to the effective date of such Change of Control.

(ff) “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock (or Reference Property, to the extent applicable) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the applicable Exchange or otherwise) in the Common Stock (or Reference Property, to the extent applicable) or in any options, contracts or future contracts relating to the Common Stock (or Reference Property, to the extent applicable), and such suspension or limitation occurs or exists at any time before 4:00 p.m. (New York City time) on such day.

(gg) “Option Securities” means options, warrants or other rights to purchase or acquire Common Stock, as well as stock appreciation rights, phantom stock units and similar rights whose value is derived from the value of the Common Stock.

(hh) “Original Issue Date” means Closing Date (as such term is defined in the Securities Purchase Agreement).

(ii) “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “Person” as contemplated by Section 13(d) of the Exchange Act.

(jj) “Preferred Shares” means the shares of Series A Preferred Stock.

(kk) “Purchasers” means the several “Purchasers” named in and party to the Securities Purchase Agreement.

(ll) “Redemption Date” means the Maturity Date or any Change of Control Payment Date, as applicable.

(mm) “Redemption Price” means, with respect to each Preferred Share, the greater of (i) the Fair Market Value of such Preferred Share and (ii) the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends to the Redemption Date), if any, on each Preferred Share to be redeemed.

(nn) “Requisite Holders” means Holders owning a majority of the issued and outstanding Preferred Shares.

(oo) “SEC” means the Securities and Exchange Commission.

(pp) “Securities” with respect to a Person means debt or equity securities issued by such Person or similar obligations of, or participations in, such Person.

(qq) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated May 12, 2015, by and among the Company and the Purchasers, as amended, supplemented or modified in accordance with its terms.

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(rr) “Series A Original Purchase Price” means $[            ] per share.

(ss) “Stock Dividend Amount” equals the accrued but unpaid Cumulative Dividend divided by the lower of the Accrued Value and the Conversion Price.

(tt) “Subsidiary” means with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the outstanding Voting Stock is owned, directly or indirectly, by, or of which more than fifty percent (50%) of the economic value accrues to, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such Person and one or more Subsidiaries of such Person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(uu) “Thirty Day VWAP” means, with respect to a security, the average of the Daily VWAP of such security for each day during a thirty (30) consecutive Trading Day period ending immediately prior to the date of determination. Unless otherwise specified, “Thirty Day VWAP” means the Thirty Day VWAP of the Common Stock.

(vv) “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) the Exchange on which the Common Stock (or Reference Property, to the extent applicable) is listed and is open for trading or, if the Common Stock (or Reference Property, to the extent applicable) is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(ww) “Transaction Agreements” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(xx) “U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

(yy) “Voting Power” means either (a) the power to elect, designate or nominate directors to the Board, or (b) vote (as Common Stock or together with Common Stock) on matters to be voted on or consented to by the Common Stock through the ownership of Voting Stock, by contract or otherwise.

(zz) “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

(aaa) “Wholly Owned Subsidiary” means any Subsidiary of a Person of which such Person owns, either directly or indirectly, one hundred percent (100%) of the commons stock or other common equity interests of such Subsidiary (excluding qualifying shares held by directors).

SECTION 9. Miscellaneous. For purposes of this Certificate of Designations, the following provisions shall apply:

(a) Share Certificates. If any certificates representing Preferred Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the lost, stolen or destroyed certificate, a new Preferred Share certificate of like tenor and representing an equivalent number of Preferred Shares, but only upon receipt of evidence of such loss, theft or destruction of such certificate and indemnity by the holder thereof, if requested, reasonably satisfactory to the Company.

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(b) Status of Cancelled Shares. Preferred Shares which have been converted, redeemed, repurchased or otherwise cancelled shall be retired and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated by the Board as part of a particular series of Preferred Stock of the Company.

(c) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth in this Certificate of Designations is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designations which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(d) Remedies.

(i) The Company acknowledges that the obligations imposed on it in this Certificate of Designations are special, unique and of an extraordinary character, and irreparable damages, for which money damages, even if available, would be an inadequate remedy, would occur in the event that the Company does not perform the provisions of this Certificate of Designations in accordance with its specified terms or otherwise breaches such provisions. The Holders shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Certificate of Designations and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity, including without limitation money damages.

(e) Renunciation under DGCL Section 122(17). Pursuant to Section 122(17) of the DGCL, the Company renounces any interest or expectancy of the Company in, or being offered an opportunity to participate in, business opportunities that are presented to one or more of the Preferred Elected Director, in each case other than any business opportunities that are presented to the Preferred Elected Director solely in his or her capacity as a director of the Company.

(f) Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(g) Notices. All notices or communications in respect of Preferred Stock shall be in writing and shall be deemed delivered (a) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, (b) on the date of delivery if delivered personally or by electronic communication, or (c) if by facsimile, upon written confirmation of receipt by facsimile. Notwithstanding the foregoing, if Preferred Stock is issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the beneficial holders of Preferred Stock in any manner permitted by such facility.

(h) Other Rights. The shares of Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law and regulation.

(i) Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the Requisite Holders.

(j) Requisite Holders. Notwithstanding anything to the contrary contained herein, any consent, waiver, vote, decision, election or action required or permitted to be taken hereunder by the Holders of the Preferred Shares as a group (i.e., as opposed to by a specified Holder or specified subset of Holders) shall require the approval or action, as applicable, of the Requisite Holders and, after such approval or action, shall be binding on all of the Holders.

[Rest of page intentionally left blank.]

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[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATIONS]

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed by a duly authorized officer of the Company as of [            ], 2015.

BG MEDICINE, INC.

By:
Name:	Paul R. Sohmer, M.D.
Title:	President and Chief Executive Officer

ANNEX C

CERTIFICATE OF AMENDMENT TO

RESTATED CERTIFICATE OF INCORPORATION OF

BG MEDICINE, INC.

It is hereby certified that:

FIRST:	The name of the corporation is BG Medicine, Inc. (the “Corporation”).

SECOND:	The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out Section A of Article Fourth in its entirety and by substituting in lieu of the following:

“A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 105,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). Upon the effectiveness of the certificate of amendment to the restated certificate of incorporation containing this sentence, each [two (2), three (3), four (4), five (5) or six (6), as determined by the Board of Directors following stockholder approval] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [the date on which the certificate of amendment is filed], the effective date of a reverse stock split (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share of Common Stock shall, in lieu of such fractional share, be entitled to receive one whole share of Common Stock by virtue of rounding up such fractional share to the next highest whole share.”

THIRD:	The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this      day of              20[    ].

BG Medicine, Inc.
By:
Paul R. Sohmer, M.D.
President & Chief Executive Officer

Execution Version

ANNEX D

BG MEDICINE, INC.

FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of [            ], 2015, by and among BG Medicine, Inc., a Delaware corporation (the “Company”), and the holders of capital stock of the Company as set forth on Schedule A hereto (the “Stockholders”).

R E C I T A L S:

A. Whereas the Company, certain Stockholders owning shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) and certain other parties entered into an Investor Rights Agreement dated as of April 20, 2001 and subsequently amended and restated such agreement on October 28, 2004, March 28, 2005, May 1, 2007 and July 10, 2008 (the “Investor Rights Agreement”).

B. Whereas the Company and the Preferred Stockholders (as defined in the Investor Rights Agreement) holding at least 50% of the Registrable Securities (as defined in the Investor Rights Agreement) desire to amend and restate in its entirety the Investor Rights Agreement by their execution of this Agreement to induce certain Stockholders to purchase shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”), which are convertible into shares of Common Stock, pursuant to the terms and conditions set forth in the Securities Purchase Agreement, dated May 12, 2015, by and among the Company, certain Stockholders and the other parties named therein.

Now, therefore, the parties hereto agree as follows:

A G R E E M E N T:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Board” shall mean the Company’s Board of Directors.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Common Holders” means the Holders who are not Series A Holders.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Holders” or “Holders of Registrable Securities” shall mean the Stockholders and any Person who shall have acquired Registrable Securities from the Stockholders as permitted herein, either individually or jointly, as the case may be, in a transaction pursuant to which registration rights are transferred pursuant to Section 10 hereof.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental or quasi-governmental entity, or any department, agency or political subdivision thereof or any other entity of any kind.

“Registrable Securities” shall mean (i) any shares of Common Stock at any time beneficially owned by the Stockholders or their respective affiliates (including shares of Common Stock issued or issuable upon conversion

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of the Series A Preferred Stock), as the case may be; and (ii) any shares of Common Stock issued or issuable in respect of the securities referred to in clause (i) above, whether to satisfy interest or dividend payments or upon any stock split, stock dividend, recapitalization or otherwise, until, in the case of any such security, it is: (A) sold pursuant to an effective registration statement under the Securities Act; (B) eligible to be sold into the public market by persons who are not “affiliates” (as defined in Rule 144 promulgated under the Securities Act) of the Company (and have not been affiliates of the Company for the preceding three months) pursuant to the second sentence of Rule 144(b)(1)(i) (or any successor rule); (C) sold pursuant to Rule 144 under the Securities Act (or any successor rule); or (D) sold by a Person in a transaction in which registration rights are not transferred pursuant to Section 10 hereof. Whenever reference is made in this Agreement to a request or consent of holders of a certain number or percentage of Registrable Securities, the determination of such number or percentage shall be calculated on the basis of shares of Common Stock issued or issuable pursuant to the conversion of shares of Series A Preferred Stock.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing, filing and having declared effective a registration statement in compliance with the Securities Act.

“Registration Expenses” shall mean (i) all expenses, other than Selling Expenses (defined below), incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange or quotation medium listing fees, printing and delivery expenses, escrow and custodian fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expenses of accountants for the Company including the expenses of any special audits incident to or required by any such registration and (ii) the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Securities included in such registration in connection with any Demand Registration or Piggyback Registration.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes and the costs, fees and expenses of any accountants, attorneys (other than the cost, fees and expenses of attorneys which are Registration Expenses) or other experts retained by the Holders.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Series A Holders” means (i) the Holders owning shares of Common Stock issued or issuable upon conversion of shares of the Series A Preferred Stock and (ii) the Holders who are affiliates of the Holders set forth in clause (i).

2. Holders Demand Registrations.

(a) Request for Registration. Any Series A Holder or Series A Holders, or any Holder or Holders who collectively hold Registrable Securities representing at least 40% of the Registrable Securities then outstanding, shall have the right (subject to the limitations set forth below), exercisable by written notice to the Company (each a “Registration Request”), to have the Company prepare and file with the Commission a registration statement under the Securities Act covering the Registrable Securities that are the subject of such request (each, a “Demand Registration”); provided, that the Company shall not be obligated to prepare and file a registration statement if neither Form S-3 nor another short form registration statement is available to the Company to fulfill such Registration Request, unless the Registrable Securities that are the subject of such request have an expected aggregate offering price to the public of at least U.S.$1,000,000. Within 10 days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company shall include such other Holders’ Registrable Securities in such offering if they have responded

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affirmatively within 10 days after the receipt of the Company’s notice. Subject to the foregoing, the Series A Holders shall be permitted two (2) Demand Registrations hereunder on Form S-1 and unlimited Demand Registrations hereunder on Form S-3 and the Common Holders shall be permitted one (1) Demand Registration hereunder.

A request for registration under this Section 2(a) will not count as a Demand Registration until the registration statement has become effective and remained effective until the earlier of 30 days and the sale of all securities requested to be registered thereunder are registered (unless such registration statement has not become effective due solely to the actions or failure to act with respect to such registration of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn).

(b) Priority on Holders Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

i. first, the Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock requested to be included in such registration by the Series A Holders (or, if necessary, such Registrable Securities pro rata among such Series A Holders based upon the number of Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock owned by each such Series A Holder or such other arrangement agreed to among such Series A Holders); and

ii. second, the Registrable Securities requested to be included in such registration by the Common Holders (or, if necessary, such Registrable Securities pro rata among such Common Holders based upon the number of Registrable Securities owned by each such Common Holder or such other arrangement agreed to among such Common Holders); and

iii. thereafter, other securities requested to be included in such registration, as determined by the Company.

If, solely as a result of the pro rata cutback limitation set forth in this Section 2(b), the number of Registrable Securities requested by Holders to be included in the Demand Registration exceeds the number of Registrable Securities actually included in the Demand Registration, the Holders shall be entitled to an additional Demand Registration for the sole purpose of including the Registrable Securities that had been excluded from the first Demand Registration; provided, however, such second Registration Request may not be made until six months following the date of effectiveness of the registration statement filed for the first Demand Registration. If a second Demand Registration is effected for this purpose, it shall be considered a “Demand Registration” for all purposes of this Agreement, including, without limitation, the threshold, notice, priority and other requirements.

The Holders of any Registrable Securities to be included in such an underwritten offering shall enter into an underwriting agreement (which shall be in customary form, may include agreements as to indemnification and contribution and shall provide that the representations and warranties by the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders).

(c) Restrictions on Demand Registration. The Company may postpone or suspend, for up to 90 days in any 12-month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines in good faith and notifies the Holders in writing that such Demand Registration (i) would reasonably be expected to have a material adverse effect on (x) any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or (y) any merger, consolidation, tender offer or similar transaction or (ii) would require disclosure of any information that the Board determines in good faith the disclosure of which would be detrimental to the Company; provided, however, that in such event, the Holders initially requesting such Demand Registration shall be entitled to

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withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a permitted Demand Registration hereunder and the Company will pay any Registration Expenses in connection with such registration.

(d) Selection of Investment Bankers and Managers. The Company will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to the Demand Registration, subject to the approval of the holders of a majority of the Registrable Securities, which will not be unreasonably withheld, delayed or conditioned.

(e) The Company represents and warrants that it is not a party to, or otherwise subject to, any agreement, other than this Agreement, granting registration rights to any other Person with respect to any securities of the Company, other than the Registration Rights Agreement, dated as of January 24, 2013, by and between the Company and Aspire Capital Fund, LLC.

3. Piggyback Registrations.

(a) Right to Piggyback. If the Company shall propose to register shares of Common Stock under the Securities Act (other than in a registration statement relating solely to sales of securities to participants in a Company dividend reinvestment plan, or Form S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), the Company (i) will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and (ii) subject to Section 2(b), Section 3(b), Section 13 and the other terms of this Agreement, will include in such registration all Registrable Securities which are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company’s notice (each, a “Piggyback Registration”); provided, however, that the Company shall not be obligated to include Registrable Securities of a Holder who is not an “affiliate” (as defined in Rule 144) of the Company (and has not been an affiliate of the Company for the preceding three months) which are eligible for resale into the public market pursuant to the second sentence of Rule 144(b)(1)(i) (or any successor rule). The Holders will be permitted to withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b) Priority on Piggyback Registrations. If a Piggyback Registration is to be an underwritten offering, and the managing investment bank advises the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

i. first, the securities the Company proposes to sell for its own account;

ii. second, the Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock requested to be included in such registration by the Series A Holders, pro rata among such Series A Holders of such Registrable Securities, on the basis of the number of such Registrable Securities requested to be included in such registration by each of such Series A Holders; and

iii. third, the Registrable Securities requested to be included in such registration by the Common Holders and any securities requested to be included in such registration by any other Person pursuant to a demand registration request, other than Persons having a lower priority of registration than the Common Holders, pro rata among the Common Holders of such Registrable Securities and such other Persons, on the basis of the number of securities requested to be included in such registration by each of such Common Holders and such other Persons; and

iv. thereafter, other securities requested to be included in such registration, as determined by the Company.

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The Holders of any Registrable Securities to be included in an underwritten offering shall enter into an underwriting agreement (which shall be in customary form, may include agreements as to indemnification and contribution, and shall provide that the representations and warranties by the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders). Notwithstanding (i) – (iv) above, the number of securities held by each Holder of Series A Preferred Stock to be included in such registration shall not be reduced to less than 20% of the total number of securities to be included in such registration.

(c) Right to Terminate Registration. If at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

(d) Selection of Underwriters/Placement Agents. The Company will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration, subject to the approval of the holders of a majority of the Registrable Securities, which approval will not be unreasonably withheld, delayed or conditioned.

4. Expenses of Registration. Except as otherwise provided herein or as may otherwise be prohibited by applicable law, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 hereof shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders.

5. Holdback Agreements.

(a) The Company agrees (i) if requested by the underwriters managing the offering, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10-day period prior to, and during the 90-day period following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration statements on Form S-4 or Form S-8 or any successor form), and (ii) to use its best efforts to cause its officers and directors and each holder of at least 5% (on a fully-diluted basis) of its outstanding shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(b) If requested by the managing underwriter(s) in an underwritten offering of Common Stock or securities convertible for Common Stock of the Company, each Holder agrees, unless such Holder is a participant in such offering, not to effect any offer, sale, distribution or transfer, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period in the case of any public offering of Common Stock (or (X) such longer period, if required by such underwriter, as is necessary to enable such underwriter to issue a report or make a public appearance that relates to an earnings release or announcement by the Company during an additional 15-day period, or (Y) such shorter period, as may be agreed to in writing by the Company and the Holders of at least 50% of the Registrable Securities) following, the effective date of such Registration Statement; provided, however, that (i) no Holder shall be required to enter into more than two such agreements in any 12-month period and (ii) no Holder shall be required to enter into such an agreement unless all Persons entitled to registration rights who are not parties to this Agreement, all other Persons selling shares in such offering, all Persons holding in excess of 5% (on a fully diluted basis) of the Company’s outstanding shares

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of Common Stock (other than that purchased in a registered public offering) and all executive officers and directors of the Company shall also have agreed not to offer, sell, distribute a transfer under the circumstances and pursuant to the terms set forth in this Section 5(b).

6. Registration Procedures. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will under the time frames provided herein, or if not so provided, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement on any appropriate form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective for a period equal to the shorter of (i) 180 days and (ii) the time by which all securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use all reasonable efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction or (iii) take any action that would subject it to general service of process in any such jurisdiction);

(e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, the Company will prepare and deliver to each Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided, however, that the Company shall be required to notify the Holders, but shall not be required to amend the registration statement or supplement the prospectus for a period of up to three months if the Board determines in good faith that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the Board determines in good faith the disclosure of which would be materially detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective

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shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e), the Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this Section 6(e);

(f) cause all such Registrable Securities to be listed on each securities exchange or quoted on Nasdaq or other quotation medium, if any, on which similar securities issued by the Company are then listed or quoted;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(i) make available for inspection by the Holders of Registrable Securities included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and (ii) to participate in presentations to prospective purchasers as reasonably requested by any underwriter or placement agent;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 10(a) of the Securities Act and Rule 158 thereunder;

(k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

(l) obtain a so-called “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

(m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(n) if any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such Holder is or might be deemed to be an underwriter or a controlling person of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the

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Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; provided that with respect to this clause (ii) such Holder shall (a) furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company and (b) indemnify the Company against any loss or liability imposed upon and any reasonable expenses incurred by the Company as a result of such deletion.

7. Obligations of Holders. Whenever any Registrable Securities are registered pursuant to a Demand Registration, or a Piggyback Registration, the Holders shall be obligated to comply with the applicable provisions of the Securities Act, including the prospectus delivery requirements thereunder, and any applicable state securities or blue sky laws. In addition, each Holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice described in Section 6(e), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(e), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus.

8. Indemnification.

(a) The Company agrees to indemnify, to the fullest extent permitted by applicable law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, “Claims”) to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto unless such Holder had previously requested a sufficient number of copies of the same and the Company has failed to furnish such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

(b) In connection with any registration statements in which a Holder of Registrable Securities is participating, each such Holder will, to the fullest extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in the information such Holder provided to the Company pursuant to Section 11 hereof; provided, further, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only

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to the extent that, the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party’s reasonable judgment, based on written advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party’s written consent (but such consent will not be unreasonably withheld, delayed or conditioned). Furthermore, the indemnifying party shall not, except with the prior written approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect of such claim or litigation without any payment or consideration provided by each such indemnified party.

(e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities for which indemnity is sought but also the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the misstatement or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities and the parties’ knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Securities.

9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties

9

regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 8 hereof.

10. Transfer of Registration Rights. The rights granted to any Holder under this Agreement may be assigned to any Person in connection with any transfer or assignment by a Holder of at least 20% of the Registrable Securities held by such Holder or to any transferee who is a partner or shareholder of such Holder, or to any entity which, directly or indirectly, controls, is controlled by or is under common management with such Holder; provided, however, that: (a) such transfer is otherwise effected in accordance with applicable securities laws, (b) such transfer is not in violation of any effective agreement between the Company and any of the Stockholders and (c) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement.

11. Information by Holder. Each Holder shall furnish to the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly notify the Company of any changes in such information.

12. Exchange Act Compliance. The Company shall comply with all of the reporting requirements of the Exchange Act then applicable to it, if any, and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

13. SEC Limitations.

(a) Notwithstanding the registration obligations set forth in Sections 2(a) and 3(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 promulgated under the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial registration statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; with respect to filing on Form S-3 or other appropriate form; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(b) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

i. first, the Registrable Securities (excluding Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock) requested to be included in such registration by the Common Holders (or, if necessary, such Registrable Securities pro rata among such Common Holders based upon the number of such Registrable Securities owned by each such Common Holder or such other arrangement agreed to among such Common Holders); and

ii. second, the Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock requested to be included in such registration by the Series A Holders (or, if necessary,

10

such Registrable Securities pro rata among such Series A Holders based upon the number of Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock owned by each such Series A Holder or such other arrangement agreed to among such Series A Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) business days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the initial registration statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended.

14. Miscellaneous.

(a) No Inconsistent Agreements. So long as any Holder owns any Registrable Securities, the Company will not enter into any agreement that is inconsistent with or violates the rights granted hereunder to the Holders of Registrable Securities, including, without limitation, any agreement that would require the Company to register any of its securities with priority with respect to registration over, the rights granted to the Holders hereunder, without the prior written consent of the Holders of a majority of the Registrable Securities issued or issuable upon conversion of the Series A Preferred Stock held by the Holders (voting as a single class and on an as-converted to Common Stock basis). This Agreement amends and supersedes in its entirety the Investor Rights Agreement.

(b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided, however, that in no event shall any Holder have the right to enjoin, delay or interfere with any offering of securities by the Company, if such enjoinment, delay, or interference is not required to reasonably prevent the violation of any breach of any provision of this Agreement or any law or regulation by the Company with respect to any such offering, after reasonable notice and the opportunity to cure are provided to the Company.

(c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Holders of a majority of the Registrable Securities; provided, however, that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the foregoing percentage required to amend or waive any provision of this Agreement.

(d) Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities, in accordance with Section 10 hereof.

(e) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

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(f) Counterparts and Facsimile. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement may be signed and delivered to the other party by facsimile transmission or other electronic means; such transmission shall be deemed a valid signature.

(g) Descriptive Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Governing Law; Disputes. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters, in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof that would require the application of laws of any other jurisdiction).

(i) Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission, addressed as follows:

If to the Company, to:

BG Medicine, Inc.

880 Winter Street, Suite 210

Waltham, MA 02451

Attention: President

Facsimile: 781-895-1119

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attention: William T. Whelan, Esq.

Facsimile: (617) 542-2241

if to a Holder, then to such Holder’s address listed on Schedule A.

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 14(i). Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent or earlier upon receipt of evidence of acceptance of delivery, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, on the date of telephone confirmation of receipt.

(j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

[Signature pages follows]

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IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investor Rights Agreement as of the date first written above.

COMPANY:

BG MEDICINE, INC.

By:
Name: Paul R. Sohmer, M.D.
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investor Rights Agreement as of the date first written above.

HOLDERS:

[ ]

By:
[ ]
[ ]

2

ANNEX E

BG MEDICINE, INC.
880 WINTER STREET, SUITE 210 WALTHAM, MA 02451
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Investor Communications, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93803-TBD KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
BG MEDICINE, INC.
1. Election of Directors (or if any nominee is not available for election such substitute as the Board of Directors may designate); Proposal to elect Noubar Afeyan, Ph.D., Stelios Papadopoulos, Ph.D. and Harrison M. Bains, as Class I
Directors of the Company. 1a) Noubar Afeyan, Ph.D.
1b) Stelios Papadopoulos, Ph.D.
1c) Harrison M. Bains
2. Proposal to approve, in accordance with NASDAQ Listing Rules 5635(b), 5635(c) and 5635(d), the issuance of shares of Series A Preferred Stock, shares of Series A Preferred Stock issuable upon conversion of secured convertible promissory notes and common stock issuable upon conversion of Series A Preferred Stock, each pursuant to the Securities Purchase Agreement, dated as of May 12, 2015. 3. Proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio in the range of 1:2 and 1:6, such ratio to be determined by the Company’s Board of Directors. 4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. 5. Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Company’s 2015 annual meeting of stockholders.
Please mark votes as in this example. X
The Board of Directors recommends a vote FOR the election of Directors in Proposal 1 and FOR Proposals 2, 3, 4 and 5.
For address changes and/or comments, please check this box and write them on the back where indicated.
For Withhold
For Against Abstain Please sign exactly as name(s) appear(s) hereon, Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of 2015 Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at www.proxyvote.com.
M93804-TBD
BG MEDICINE, INC. 880 Winter Street, Suite 210 Waltham, MA 02451
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS 10:00 a.m. ET on July 7, 2015
BG MEDICINE, INC.’S BOARD OF DIRECTORS SOLICITS THIS PROXY
The undersigned, revoking any previous proxies relating to these shares, hereby appoints Stephen P. Hall and Aram Adourian, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of BG Medicine, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2015 Annual Meeting of Stockholders, to be held at 10:00 a.m. ET on July 7, 2015 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 and at any postponements or adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as specified on the reverse side on the proposals set forth in the Proxy. This Proxy, when executed, will be voted in the manner directed herein. If you do not specify on the reverse side how you want the shares to be voted, this Proxy will be voted FOR the election of Directors in Proposal 1 and FOR Proposals 2, 3, 4 and 5.
In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.
Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side